UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

DAVITA HEALTHCARE PARTNERS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2016 Annual Meeting and Proxy Statement

May 11, 2016

Dear Fellow Stockholder:

We are pleased to invite you to attend the DaVita HealthCare Partners Inc. annual meeting of stockholders. The annual meeting will be held on Monday, June 20, 2016, at 5:30 p.m., Mountain Time, at DaVita HealthCare Partners Inc., 2000 16th Street, Denver, Colorado 80202. The attached Notice of Annual Meeting and Proxy Statement will serve as your guide to the business to be conducted at the meeting.

Among other items, the Proxy Statement includes information about the qualifications of our director nominees and the compensation of our executive officers that is relevant to matters that will be presented at the annual meeting. During the meeting, we will also report to you on the Company and provide an opportunity for stockholders to engage in a dialogue with management.

We hope that you will participate in the annual meeting, either by attending and voting in person or voting by other available methods as promptly as possible. Voting by any of the available methods will ensure that you are represented at the annual meeting, even if you are not present. You may vote your proxy via the Internet, by telephone, or by mail. Please follow the instructions on the Notice of Internet Availability of Proxy Materials that you receive in the mail and/or your proxy card.

Your vote is very important to us and to our business. Please take the first opportunity to ensure that your shares are represented at the annual meeting.

Thank you very much for your continued interest in our business.

Sincerely,

Kent J. Thiry
Chairman of the Board,
Chief Executive Officer
DaVita HealthCare Partners Inc., and
Chief Executive Officer, HealthCare Partners

Notice of 2016 Annual Meeting of Stockholders

Monday, June 20, 2016
5:30 p.m., Mountain Time
DaVita HealthCare Partners Inc.
2000 16th Street
Denver, Colorado 80202

The 2016 annual meeting of the stockholders of DaVita HealthCare Partners Inc., a Delaware corporation, will be held on Monday, June 20, 2016 at 5:30 p.m., Mountain Time, at DaVita HealthCare Partners Inc., 2000 16th Street, Denver, Colorado 80202, for the following purposes, which are further described in the accompanying Proxy Statement:

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To vote upon the election of the ten director nominees identified in the attached Proxy Statement to the Board of Directors to serve until the 2017 annual meeting of stockholders of the Company or until their successors are duly elected and qualified;
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To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016;
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To hold an advisory vote to approve executive compensation;
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To adopt and approve proposed amendments to our Amended and Restated Bylaws to adopt proxy access;
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To adopt and approve an amendment to increase the number of shares available under our Employee Stock Purchase Plan by 7,500,000 shares;
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To consider and vote upon a stockholder proposal regarding action by written consent, if properly presented at the annual meeting; and
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To transact such other business as may properly come before the annual meeting or any adjournment thereof.

We will mail, on or about May 11, 2016, a Notice of Internet Availability of Proxy Materials to stockholders of record and beneficial owners as of the close of business on April 22, 2016. On the date of mailing of the Notice of Internet Availability of Proxy Materials, the proxy materials will be accessible on a website referred to in the Notice of Internet Availability of Proxy Materials. These proxy materials will be available free of charge.

The Notice of Internet Availability of Proxy Materials will also identify the date, time, and location of the annual meeting; the matters to be acted upon at the annual meeting and the Board of Directors' recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement, our Annual Report to Stockholders, and a form of proxy relating to the annual meeting; information on how to access the form of proxy over the Internet and how to vote over the Internet; and information on how to obtain directions to attend the annual meeting and vote in person. If you attend the annual meeting and previously used the telephone or Internet voting systems, or mailed your completed proxy card, you may vote in person at the meeting if you wish to change your vote in any way.

Please note that all votes cast via telephone or the Internet must be cast prior to 11:59 p.m., Eastern Time, on Sunday, June 19, 2016.

By order of the Board of Directors,

Martha Ha
Corporate Secretary
DaVita HealthCare Partners Inc.

May 11, 2016

DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement

Proxy Statement

General Information

We are delivering this Proxy Statement in connection with the solicitation of proxies by our Board of Directors (the "Board"), for use at our 2016 annual meeting of stockholders, which we will hold on Monday, June 20, 2016 at 5:30 p.m., Mountain Time, at DaVita HealthCare Partners Inc. (the "Company"), 2000 16th Street, Denver, Colorado 80202. The proxies will remain valid for use at any meetings held upon adjournment of that meeting. The record date for the annual meeting is the close of business on April 22, 2016. All holders of record of our common stock on the record date are entitled to notice of the annual meeting and to vote at the annual meeting and any meetings held upon adjournment of that meeting. Our principal executive offices are located at 2000 16th Street, Denver, Colorado, 80202, and our telephone number is (303) 405-2100. To obtain directions to our annual meeting, visit our website, located at http://www.davita.com.

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we are furnishing the proxy materials to our stockholders over the Internet, which include this Proxy Statement and the accompanying Notice of Meeting, Proxy Card, and Annual Report to Stockholders. Because you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless you have previously made a permanent election to receive these materials in paper copy. Instead, the Notice of Internet Availability of Proxy Materials instructs you as to how you may access and review all of the important information contained in the proxy materials, and how you may submit your vote by proxy on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials will be first mailed on or about May 11, 2016 to all stockholders of record as of April 22, 2016.

Whether or not you plan to attend the annual meeting in person, please vote by telephone, Internet, or request a

Proxy Card to complete, sign, date and return by mail to ensure that your shares will be voted at the annual meeting. You may revoke your proxy at any time prior to its use by filing with our secretary an instrument revoking it or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

If you plan to attend the annual meeting in person, please so indicate when you submit your proxy by mail, by telephone or via the Internet and bring with you the items that are required pursuant to the Company's admission process for the 2016 Annual Meeting. A description of the admission process can be found below in this Proxy Statement under the heading "General Information — Admission to Annual Meeting."

Unless you instruct otherwise in the proxy, any proxy that is given and not revoked will be voted at the annual meeting:

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  For the election of the ten director nominees identified in this proxy statement to serve until the 2017 annual meeting of stockholders of the Company or until their successors are duly elected and qualified;
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  For the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016;
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  For the approval, on an advisory basis, of executive compensation;
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  For the adoption and approval of the proposed amendments to our Amended and Restated Bylaws to adopt proxy access;
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  For the adoption and approval of an amendment to increase the number of shares available under our Employee Stock Purchase Plan by 7,500,000 shares;
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  Against the stockholder proposal regarding action by written consent, if properly presented at the annual meeting; and
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  As determined by the proxy holders named in the Proxy Card in their discretion, with regard to all other matters as may properly come before the annual meeting or any adjournment thereof.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      1

Voting Information

Our only voting securities are the outstanding shares of our common stock. At the record date, we had approximately 206,518,830 shares of common stock outstanding. Each stockholder is entitled to one vote per share on each matter that we will consider at this meeting. Stockholders are not entitled to cumulate votes. Under the rules of the New York Stock Exchange, your bank, broker, or other nominee may not vote your uninstructed shares in the election of directors and certain other matters on a discretionary basis. Accordingly, brokers holding shares of record for their customers generally are not entitled to vote on these matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise us that it lacks voting authority. Thus, if you hold your shares in "street name," meaning that your shares are registered in the name of your bank, broker, or other nominee, and you do not instruct your bank, broker, or other nominee how to vote, no votes will be cast on your behalf on any proposal other than the proposal for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016. The votes that the brokers would have cast if their customers had given them specific instructions are commonly called "broker non-votes." If the stockholders of record present in person or represented by their proxies and entitled to vote at the annual meeting hold at least a majority of our shares of common stock outstanding as of the record date, a quorum will exist for the transaction of business at the annual meeting. Stockholders attending the annual meeting in person or represented by proxy at the annual meeting who abstain from voting and broker non-votes are counted as present for quorum purposes.

Votes Required for Proposals

Directors are elected by a majority of votes cast, which means that the number of shares voted "for" each of the ten nominees for election to the Board must exceed 50% of the number of votes cast with respect to each nominee's election. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the election of directors. In the event that the number of nominees exceeds the number of directors to be elected, which is a situation that we do not anticipate, directors will be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016, the approval of the proposal regarding the advisory vote on executive compensation, the approval of the proxy amendments to our Bylaws, the approval of the amendment to our Employee Stock Purchase Plan, and the stockholder proposal, if properly brought before the annual meeting, each require the affirmative vote of a majority of the shares of common stock present at the annual meeting in person or by proxy and entitled to vote thereon. Because your vote on executive compensation and the stockholder proposal is advisory, the results of those votes will not be binding on the Company or the Board. However, the Board and any applicable Board committee will consider the voting results as appropriate when making future decisions regarding executive compensation and matters related to the subject of the stockholder proposal. Abstentions are considered present and entitled to vote with respect to each of these proposals and will, therefore, have the same effect as votes against these proposals. Except for the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016, broker non-votes will not be considered as present and entitled to vote on these proposals, and will therefore have no effect on the number of affirmative votes needed to approve these proposals.

Proxy Solicitation Costs

We will pay for the cost of preparing, assembling, printing and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement and the accompanying Notice of Meeting, Proxy Card, and Annual Report to Stockholders to our stockholders, as well as the cost of our solicitation of proxies relating to the annual meeting. We may request banks and brokers to solicit their customers who beneficially own our common stock listed of record in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. We have also retained MacKenzie

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Proxy Statement

Partners, Inc. ("MacKenzie") to assist in the distribution and solicitation of proxies and to verify records related to the solicitation at a fee of $15,000 plus reimbursement for all reasonable out-of-pocket expenses incurred during the solicitation. MacKenzie and our officers, directors and employees may supplement the original solicitation by mail of proxies, by telephone, facsimile, e-mail and personal solicitation. We will pay no additional compensation to our officers, directors and employees for these activities. We have agreed to indemnify MacKenzie against liabilities and expenses arising in connection with the proxy solicitation unless caused by MacKenzie's negligence or intentional misconduct.

Delivery of Proxy Statement and Annual Report

Beneficial owners, but not record holders, of our common stock who share a single address may receive only one copy of the Notice of Internet Availability of Proxy Materials and, as applicable, an Annual Report to Stockholders and Proxy Statement, unless their broker has received contrary instructions from any beneficial owner at that address. This practice, known as "householding," is designed to reduce printing and mailing costs. If any beneficial owner at such an address wishes to discontinue householding and receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, an Annual Report to Stockholders and Proxy Statement, they should notify their broker. Beneficial owners sharing an address to which a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, an Annual Report to Stockholders and Proxy Statement was delivered can also request prompt delivery of a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, an Annual Report to Stockholders and Proxy Statement by contacting Investor Relations at the following address or phone number: Attn: Investor Relations, DaVita HealthCare Partners Inc., 2000 16th Street, Denver, Colorado 80202, (888) 484-7505. Additionally, stockholders who share the same address and receive multiple copies of the Notice of Internet Availability of Proxy Materials and, if applicable, an Annual Report to Stockholders and Proxy Statement, can request a single copy by contacting us at the address or phone number above.

Admission to Annual Meeting

Admission to the annual meeting will be limited to holders of the Company's common stock, family members accompanying holders of the Company's common stock, persons holding executed proxies from stockholders who held the Company's common stock as of the close of business on April 22, 2016 and such other persons as the chair of the annual meeting shall determine.

If you are a holder of the Company's common stock, you must bring certain documents with you in order to be admitted to the annual meeting and in order to bring family members with you. The purpose of this requirement is to help us verify that you are actually a holder of the Company's common stock. Please read the following procedures carefully, because they specify the documents that you must bring with you to the annual meeting in order to be admitted. The items that you must bring with you differ depending upon whether or not you were a record holder of the Company's common stock as of the close of business on April 22, 2016. A "record holder" of stock is someone whose shares of stock are registered in his or her name in the records of the Company's transfer agent. Many stockholders are not record holders because their shares of stock are held in "street name," meaning that the shares are registered in the name of their broker, bank or other nominee, and the broker, bank or other nominee is the record holder instead. If you are unsure as to whether you were a record holder of the Company's common stock as of the close of business on April 22, 2016, please call the Company's transfer agent, Computershare, at (877) 889-2012.

If you were a record holder of the Company's common stock as of the close of business on April 22, 2016, then you must bring a valid personal photo identification (such as a driver's license or passport).

At the annual meeting, we will check your name for verification purposes against our list of record holders as of the close of business on April 22, 2016.

If a broker, bank or other nominee was the record holder of your shares of the Company's common stock as of the close of business on April 22, 2016, then you must bring:

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  valid personal photo identification (such as a driver's license or passport); and
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  proof that you owned shares of the Company's common stock as of the close of business on April 22, 2016.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      3

Examples of proof of ownership include the following: (i) an original or a copy of the voting instruction from your bank or broker with your name on it, (ii) a letter from your bank or broker stating that you owned the Company's common stock as of the close of business on April 22, 2016, or (iii) a brokerage account statement indicating that you owned the Company's common stock as of the close of business on April 22, 2016.

If you acquired your shares of the Company's common stock at any time after the close of business on April 22, 2016, you do not have the right to vote at the annual meeting, but you may attend the meeting if you bring with you:

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  valid personal photo identification (such as a driver's license or passport); and
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  proof that you own shares of the Company's common stock.

Examples of proof of ownership include the following:

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  if a broker, bank or other nominee is the record holder of your shares of the Company's common stock: (i) a letter from your bank or broker stating that you acquired the Company's common stock after April 22, 2016, or (ii) a brokerage account statement as of a date after April 22, 2016 indicating that you own the Company's common stock; or
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  if you are the record holder of your shares of the Company's common stock, a copy of your stock certificate or a confirmation acceptable to the Company that you bought the stock after April 22, 2016.

If you are a proxy holder for a stockholder of the Company who owned shares of the Company's common stock as of the close of business on April 22, 2016, then you must bring:

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  the executed proxy naming you as the proxy holder, signed by a stockholder of the Company who owned shares of the Company's common stock as of the close of business on April 22, 2016;
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  valid personal photo identification (such as a driver's license or passport); and
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  if the stockholder whose proxy you hold was not a record holder of the Company's common stock as of the close of business on April 22, 2016, proof of the stockholder's ownership of shares of the Company's common stock as of the close of business on April 22, 2016, in the form of (i) an original or a copy of the voting instruction form from the stockholder's bank or broker with the stockholder's name on it, or (ii) a letter or statement from a bank, broker or other nominee indicating that the stockholder owned the Company's common stock as of the close of business on April 22, 2016.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted at the annual meeting. Shares may be voted in person at the annual meeting only by (a) the record holder as of the close of business on April 22, 2016 or (b) a person holding a valid proxy executed by such record holder.

Electronic Availability of Proxy Materials for the 2016 Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 20, 2016. This Proxy Statement and the Annual

Report to Stockholders and Form 10-K for fiscal year 2015 are available electronically at www.proxyvote.com.

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Proxy Statement

Proposal 1 Election of Directors

At the annual meeting, you will elect ten directors to serve until the 2017 annual meeting of stockholders or until their respective successors are elected and qualified, subject to such director's earlier death, resignation, disqualification or removal.

Our bylaws require that each director be elected by the majority of votes cast with respect to such director in uncontested elections. In a contested election, where the number of nominees for director exceeds the number of directors to be elected, directors are elected by a plurality of shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee for director who was in office prior to the election is not elected by a majority of votes cast, the director must promptly tender his or her resignation from the Board, and the Nominating and Governance Committee of the Board will make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action. The Board, excluding the director in question, will act on the recommendation of the Nominating and Governance Committee and publicly disclose its decision and its rationale within 90 days (or, if so extended by the Board in certain circumstances, within 180 days) from the date the election results are certified. If a nominee for director who was not already serving as a director does not receive a majority of votes cast in an uncontested election at the annual meeting, the nominee is not elected to the Board. All 2016 nominees are currently serving on the Board.

None of the nominees has any family relationship with any other nominee or with any of our executive officers and no arrangement or understanding exists between any nominee and any other person or persons pursuant to which a nominee was or is to be selected as a director or nominee.

After a thorough evaluation and assessment, the Nominating and Governance Committee has recommended, and the Board has re-nominated, Pamela M. Arway, Charles G. Berg, Carol Anthony ("John") Davidson, Barbara J. Desoer, Paul J. Diaz, Peter T. Grauer, John M. Nehra, William L. Roper, Kent J. Thiry and Roger J. Valine for election as directors. Please see the section titled "Corporate Governance — Selection of Directors" below for more information about the re-nomination process.

Nine of the ten nominees for director have been determined to be independent under the listing standards of the New York Stock Exchange ("NYSE"). Please see the section titled "Corporate Governance — Director Independence" below for more information. Each nominee has consented to being named in this Proxy Statement as a nominee and has agreed to serve as a director if elected.

Unless the proxy indicates otherwise, the persons named as proxies in the accompanying proxy have advised us that at the annual meeting they intend to vote the shares covered by the proxies for the election of the nominees named above. If one or more of the nominees are unable or not willing to serve, the persons named as proxies may vote for the election of the substitute nominees that the Board may propose. The accompanying proxy contains a discretionary grant of authority with respect to this matter. The persons named as proxies may not vote for a greater number of persons than the number of nominees named above.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      5

Information Concerning Members of the Board Standing for Election

A biography of each nominee, current as of March 31, 2016, setting forth his or her age, and describing his or her business experience during the past five years, including other prior relevant business experience is presented below.

Pamela M. Arway, 62, has been one of our directors since May 2009. From 2005 to 2007, Ms. Arway served as the president of American Express International, Japan, Asia-Pacific, Australia region, a global payment services and travel company. Ms. Arway joined the American Express Company in 1987 after which she served in various capacities, including as chief executive officer of American Express Australia Limited from 2004 to 2005 and as executive vice president of Corporate Travel, North America from 2000 to 2004. Prior to her retirement in October 2008, she also served as advisor to the American Express Company's chairman and chief executive officer. Ms. Arway has also been a member of the board of the Hershey Company, a chocolate and confectionary company, since May 2010. She currently serves as the Chair of the Governance Committee and as a member of the Audit and Executive Committees of Hershey Company's board. She joined the board of Iron Mountain Incorporated, an enterprise information management services company, in March 2014 and serves as chair of its Compensation Committee. Ms. Arway brings significant leadership experience as a global executive, with extensive management experience in the areas of marketing, international business, finance and government affairs.

Charles G. Berg, 58, has been one of our directors since March 2007. Mr. Berg served as executive chairman and as a member of the board of directors of WellCare Health Plans, Inc. ("WellCare"), a provider of managed care services for government-sponsored healthcare programs from January 2008 to December 2010. Mr. Berg served as non-executive chairman of the board of directors of WellCare from January 2011 until his retirement in May 2013. From January 2007 to April 2009, Mr. Berg was a senior advisor to Welsh, Carson, Anderson & Stowe, a private equity firm. From April 1998 to July 2004, Mr. Berg held various executive positions with Oxford Health Plans, Inc. ("Oxford"), a health benefit plan provider, which included chief executive officer from November 2002 to July 2004 when Oxford was acquired by UnitedHealth Group, president and chief operating officer from March 2001 to November 2002 and executive vice president, medical delivery from April 1998 to March 2001. From July 2004 to September 2006, Mr. Berg served as an executive of UnitedHealth Group and was primarily responsible for integrating the Oxford business. Mr. Berg currently serves on the Operating Council of Consonance Capital Partners, a private equity firm, and the board of directors of Justworks, Inc., a private human resources and payment company. Mr. Berg is an experienced business leader with significant experience in the healthcare industry and brings an understanding of the operational, financial and regulatory aspects of our industry and business.

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Proxy Statement

Carol Anthony ("John") Davidson, 60, has been one of our directors since December 2010. From January 2004 until his retirement in September 2012, Mr. Davidson served as the senior vice president, controller and chief accounting officer of Tyco International Ltd. ("Tyco"), a provider of diversified industrial products and services. Prior to joining Tyco in January 2004, he spent six years at Dell Inc., a computer and technology services company, where he held various leadership roles, including vice president, audit, risk and compliance, and vice president, corporate controller. In addition, he previously spent 16 years at Eastman Kodak Company, a provider of imaging technology products and services, in a variety of accounting and financial leadership roles. Mr. Davidson is a director of Pentair Plc., a provider of products and solutions in water, fluids, thermal management and equipment protection, Legg Mason Inc., a global asset management firm, and TE Connectivity Ltd., a technology company that was spun off by Tyco. From 2010 to 2015, Mr. Davidson was a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States. Mr. Davidson also serves on the Board of Governors of the Financial Industry Regulatory Authority. Mr. Davidson is a CPA with more than 30 years of leadership experience across multiple industries and brings a strong track record of building and leading global teams and implementing governance and controls processes.

Barbara J. Desoer, 63, has been one of our directors since October 2015. Ms. Desoer currently serves as the chief executive officer and a member of the board of directors of Citibank, N.A., a wholly owned subsidiary of Citigroup Inc. and a diversified global financial services company, since April 2014. Ms. Desoer previously served as the chief operating officer of Citibank, N.A. from October 2013 to April 2014. In addition to her chief executive officer responsibilities, Ms. Desoer leads Citigroup's comprehensive capital analysis and review process. Prior to Citibank, Ms. Desoer spent 35 years at Bank of America, a diversified global financial services company, most recently as president, Bank of America Home Loans, where she led the integration of Countrywide, the largest mortgage originator and servicer in the United States. In previous Bank of America roles, Ms. Desoer was a Global Technology & Operations executive, an international market-focused position leading teams in the United Kingdom, Asia and Latin America. She also served as president, Consumer Products. She serves on the board of visitors at the University of California at Berkeley. Ms. Desoer also has served on the board of directors of various non-profit and privately held corporations. Ms. Desoer is an experienced business leader with extensive management experience, and brings a deep understanding of regulated businesses.

Paul J. Diaz, 54, has been one of our directors since July 2007. Mr. Diaz serves as the executive vice chairman of Kindred Healthcare, Inc. ("Kindred"), a provider of long-term healthcare services in the United States, a position he has held since March 2015. Since August 2014, Mr. Diaz has served as a partner at Guidon Partners LP, an investment strategy partnership. He served as chief executive officer of Kindred from January 2004 to March 2015, as well as president from January 2002 to May 2012 and as chief operating officer from January 2002 to December 2003. Prior to joining Kindred, Mr. Diaz was the managing member of Falcon Capital Partners, LLC, a private investment and consulting firm, and from 1996 to July 1998, Mr. Diaz served in various executive capacities with Mariner Health Group, Inc., a health care facility operator, including as executive vice president and chief operating officer. Mr. Diaz serves on the boards of Kindred and Patterson Medical Holdings, Inc., a private medical supply distribution company, and the board of visitors of Georgetown University Law Center and previously served on the board of PharMerica Corporation. Mr. Diaz is an experienced business leader with significant experience in the healthcare industry and brings an understanding of the operational, financial and regulatory aspects of our industry and business.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      7

Peter T. Grauer, 70, has been one of our directors since August 1994 and our lead independent director since 2003. Mr. Grauer has been chairman of the board of Bloomberg, Inc., a business and financial information company, since April 2001, treasurer since March 2001 and was its chief executive officer from March 2002 until July 2011. Mr. Grauer has also served as a non-executive director of Glencore plc, a global mining and commodities firm listed on the London Stock Exchange, since June 2013. From November 2000 until March 2002, Mr. Grauer was a managing director of Credit Suisse First Boston, a financial services firm. From September 1992 until November 2000, upon the merger of Donaldson, Lufkin & Jenrette ("DLJ"), a financial services firm, into Credit Suisse First Boston, Mr. Grauer was a managing director and founding partner of DLJ Merchant Banking Partners. Mr. Grauer serves as a director of Blackstone Group, L.P., a publicly traded global investment and advisory firm. Mr. Grauer has significant experience as a business leader and brings a deep understanding of our business and industry through his over 20 years of service as a member of the Board.

John M. Nehra, 67, has been one of our directors since November 2000. From 1989 until his retirement in August 2014, Mr. Nehra was affiliated with New Enterprise Associates ("NEA"), a venture capital firm, including, from 1993 until his retirement, as general partner of several of its affiliated venture capital limited partnerships. Mr. Nehra also served as managing general partner of Catalyst Ventures, a venture capital firm, from 1989 to 2013. Mr. Nehra served on the boards of a number of NEA's portfolio companies until his retirement in August 2014 and remains a retired special partner of NEA. Mr. Nehra is an experienced business leader with approximately 44 years of experience in investment banking, research and capital markets and he brings a deep understanding of our business and industry through his nearly 15 years of service as a member of the Board as well as significant experience in the healthcare industry through his involvement with NEA's healthcare-related portfolio companies.

Dr. William L. Roper, 67, has been one of our directors since May 2001. Dr. Roper has been chief executive officer of the University of North Carolina ("UNC") Health Care System, dean of the UNC School of Medicine and vice chancellor for medical affairs of UNC since March 2004. Dr. Roper also continues to serve as a professor of health policy and administration in the UNC School of Public Health and a professor of pediatrics and of social medicine in the UNC School of Medicine. From 1997 until March 2004, he was dean of the UNC School of Public Health. Before joining UNC in 1997, Dr. Roper served as senior vice president of Prudential Health Care. He also served as director of the Centers for Disease Control and Prevention from 1990 to 1993, on the senior White House staff in 1989 and 1990 and as the administrator of Centers for Medicare & Medicaid Services from 1986 to 1989. Dr. Roper was a member of and is the immediate past chairman of the board of the National Quality Forum, a non-profit organization that aims to improve the quality of healthcare. From December 2007 to November 2011, Dr. Roper served on the board of Medco Health Solutions, Inc., a pharmacy benefits management company, and since November 2011 has served on the board of its successor company, Express Scripts Holding Company. Dr. Roper brings substantial expertise in the medical field, an in-depth understanding of the regulatory aspects of our business as well as clinical, financial and operational experience.

8

Proxy Statement

Kent J. Thiry, 60, has been our chairman of the Board since June 2015 and from October 1999 until November 2012, and our chief executive officer since October 1999. In October 2014, Mr. Thiry also became chief executive officer of our integrated care business, HealthCare Partners ("HCP"). From November 2012 until June 2015, Mr. Thiry served as our co-chairman of the Board. From June 1997 until he joined us in October 1999, Mr. Thiry was chairman of the board and chief executive officer of Vivra Holdings, Inc., which was formed to operate the non-dialysis business of Vivra Incorporated ("Vivra") after Gambro AB acquired the dialysis services business of Vivra in June 1997. From September 1992 to June 1997, Mr. Thiry was the president and chief executive officer of Vivra, a provider of renal dialysis and other healthcare services. From April 1992 to August 1992, Mr. Thiry was president and co-chief executive officer of Vivra, and from September 1991 to March 1992, he was president and chief operating officer of Vivra. From 1983 to 1991, Mr. Thiry was associated with Bain & Company, first as a consultant, and then as vice president. Mr. Thiry previously served on the board of Varian Medical Systems, Inc. from August 2005 to February 2009 and served as the non-executive chairman of Oxford Health Plans, Inc. until it was sold to UnitedHealth Group in July 2004. As a member of management, Mr. Thiry provides significant healthcare industry experience and unique expertise regarding the Company's business and operations as well as executive leadership and management experience.

Roger J. Valine, 67, has been one of our directors since June 2006. From January 1992 to his retirement in June 2006, Mr. Valine served as both the president and chief executive officer of Vision Service Plan ("VSP"), the nation's largest provider of eyecare wellness benefits. Upon his retirement, Mr. Valine had worked for VSP for 33 years and provided consulting services to VSP through December 2008. Mr. Valine previously served on the boards of American Specialty Health Incorporated and SureWest Communications. Mr. Valine is an experienced business leader with significant experience in the healthcare industry and brings an understanding of the operational, financial and regulatory aspects of our business as well as extensive management experience.

The Board recommends a vote FOR the election of each of the named nominees as directors.

DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      9

Corporate Governance

The general governance framework for the Company is provided by its bylaws, corporate governance guidelines, the charters for each of the Board's committees, the corporate governance code of ethics and corporate code of conduct. These governance documents are available under the Corporate

Governance section of our website, located at http://www.davita.com/about/corporate-governance. The Board adopted the corporate governance guidelines to assist the Board and its committees in performing their duties and serving the best interests of the Company and our stockholders.

Selection of Directors

In making recommendation to the Board, the Nominating and Governance Committee considers a number of factors and assesses the overall mix of qualifications, individual characteristics, experience level, and diverse perspectives and skills that are most beneficial to our Company. The committee also considers the mix of different tenures of the directors, taking into account the benefits of directors with longer tenures, including greater board stability and continuity of organizational knowledge, and the benefits of directors with shorter tenures, and takes steps as may be appropriate to ensure that the Board maintains an openness to new ideas and a willingness to re-examine the status quo. In connection with the re-nomination of current directors, it is the committee's responsibility to determine in each case whether re-nomination is appropriate. The committee assesses each director's performance and contributions to the Board, as well as his or her skills, experience and qualifications, including the continued value to the Company in light of current and future needs, including whether the Company's needs for the director's experience and background have changed. If the incumbent director has not performed or contributed in a meaningful way, the committee should consider whether re-nomination is appropriate in light of any other relevant facts and circumstances. Another integral part of this process is the individual director evaluations by the Board members. The Company does not have a specific diversity policy. However, as noted in our corporate governance guidelines, when selecting nominees the committee considers diversity of skills, experience, perspective and background. The Nominating and Governance Committee will consider nominees for director recommended by stockholders upon submission in writing to our Corporate Secretary of the names and qualifications of such nominees at the following address, within the timeframe and subject to the other requirements set forth in our bylaws: Corporate Secretary, DaVita HealthCare Partners Inc., 2000 16th Street, Denver, Colorado 80202. The committee will evaluate candidates based on the same criteria regardless of whether the candidate was recommended by the Company or a stockholder.

In March 2016, the Nominating and Governance Committee recommended the candidates standing for election at the 2016 annual meeting of stockholders.

Director Independence

Under the listing standards of the NYSE, a majority of the members of the Board must satisfy the NYSE criteria for "independence." No director qualifies as independent under the NYSE listing standards unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In addition, the Board has adopted a formal set of standards used to determine director independence. The full text of our director independence standards is available under the Corporate Governance section of our website, located at http://www.davita.com/about/corporate-governance.

The Board evaluates the independence of our directors annually and will review the independence of individual directors on an interim basis to consider changes in employment, relationships and other factors. The Board has determined that all of the individuals currently serving, or who served at any time during 2015, as members of the Board, other than Mr. Thiry, are independent under the NYSE listing standards and the Company's independence standards. In evaluating each director's independence, the Board considered the nature of any executive officer's personal investment interest in director affiliated entities (active or passive), the level of involvement by the director or executive officer as a partner in any such director affiliated entities, any special arrangements between the

10

Corporate Governance

parties which would lead to a personal benefit, any personal benefits derived as a result of business relationships with the Company, any other personal benefit derived by any director or executive officer as a result of the disclosed relationships or any other relevant factors.

In assessing director independence, the Board considered investments made in the past by some Board members and executive officers of the Company in certain funds of a venture capital firm of which Mr. Nehra is a retired special partner or that are managed directly or indirectly by the firm of which Mr. Nehra is a retired special partner. The Board also considered transactions in which WellCare has made payments to us for services rendered in the ordinary course of business in the last three years which did not exceed the greater of $1 million or 2% of WellCare's consolidated gross revenue in each such year. Mr. Berg was a director and non-executive chairman of WellCare until May 2013 and holds less than a 10% beneficial interest in WellCare. The Board also considered the $465,000 of additional fees in the aggregate paid to Mr. Berg in his role as a member of the Board's Compliance Committee in 2013 and 2014, in overseeing the 2010 U.S. Attorney physician relationship investigation and the 2011 U.S. Attorney physician relationship investigation ("PRI"), at the request of the Board, as well as the $59,000 additional fees paid to Mr. Berg in 2015 in his role as the chairman of the Board's Compliance Committee, in overseeing matters related to the subpoenas received by HCP and the five-year Corporate Integrity Agreement entered into between the Company and the United States Department of Health and Human Services, Office of Inspector General, in connection with the resolution of PRI (the "Corporate Integrity Agreement"). In addition, the Board considered the transactions in which Kindred has made payments to us for services rendered in the ordinary course of business in the last three years which did not exceed the greater of $1 million or 2% of Kindred's consolidated gross revenue in each such year. Mr. Diaz is Kindred's executive vice chairman and director, and has less than a 10% beneficial interest in Kindred.

The Board maintains a policy whereby the Board will evaluate the appropriateness of the director's continued service on the Board in the event that the director retires from his or her principal job, changes his or her principal job responsibility or experiences a significant event that could negatively affect his or her service to the Board. In such event, the policy provides that the affected director shall promptly submit his or her resignation to the chairman of the Board and the lead independent director. The members of the Board, excluding the affected director, will determine whether the affected director's continued service on the Board is in the best interests of our stockholders and will decide whether or not to accept the resignation of the director. In addition, the policy provides that prior to accepting an invitation to serve on the board of directors of another public company, a director must advise the chairman of the Board and the lead independent director so that the remaining members of the Board may evaluate any potential conflicts of interest.

Leadership Structure and Meetings of Independent Directors

Mr. Thiry is the chairman of our Board and the chief executive officer of the Company. Since October 2014, Mr. Thiry has also served as chief executive officer of HCP. Mr. Thiry brings over 15 years of experience with our Company and deep institutional knowledge and experience to the combined role.

We believe that Mr. Thiry's experience and knowledge as CEO and chairman are essential to the chairman role and are counterbalanced appropriately by the significant role of the lead independent director. Our lead independent director, Mr. Grauer, who was elected by and from the independent board members, plays a significant role in Board leadership and meetings of the independent directors. Mr. Grauer also chairs our Nominating and Governance Committee, and as chairman of the Nominating and Governance

Committee, Mr. Grauer has the authority to call meetings of the committee, whose primary purpose, as outlined in its charter, includes overseeing the evaluation of the Company's management, including the CEO.

As lead independent director, Mr. Grauer serves as liaison between the chairman and the independent directors, approves information sent to the Board, confers with the CEO/chairman in setting and thereafter approving meeting agendas for the Board, approves meeting schedules to assure that there is sufficient time for discussion of all agenda items, and presides at all meetings of the Board at which the chairman is not present, including executive sessions of independent directors. Additionally, Mr. Grauer facilitates discussions outside of scheduled Board meetings among the independent directors on key issues as required, and

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      11

decides when to engage independent advisors for the Board or a Board committee. Mr. Grauer, in his capacity as lead independent director, also has the authority to call meetings of the Board and the independent directors and, if requested by major stockholders, makes himself available for consultation and direct communication with them.

Independent directors meet regularly in executive sessions without management. Executive sessions are held in conjunction with each regularly scheduled meeting of the Board.

Communications with the Board

Any interested party who desires to contact the lead independent director, Mr. Grauer, may do so by sending an email to leaddirector@davita.com. In addition, any interested party who desires to contact the Board or any member of the Board may do so by writing to: Board of Directors, c/o Corporate Secretary, DaVita HealthCare Partners Inc., 2000 16th Street, Denver, Colorado 80202. Copies of any such written communications received by the Corporate Secretary will be provided to the full Board or the appropriate member depending on the facts and circumstances described in the communication unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

Annual Meeting of Stockholders

We do not have a policy requiring that directors attend the annual meeting of stockholders. At the last annual meeting of stockholders, our chairman and CEO, Mr. Thiry, attended the meeting.

Information Regarding the Board and its Committees

The Board has established the following committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Compliance Committee, the Public Policy Committee, and the Clinical Performance Committee. The Board met

9 times during 2015. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served during 2015.

12

Corporate Governance

Committees of the Board

The following chart sets out the current members of our Board Committees and describes the principal functions of each committee of our Board. The charter for each committee is available under the Corporate Governance section of our website, located at http://www.davita.com/about/corporate-governance.

Name of Committee and Members	Principal Functions of the Committee	Meetings in 2015

Audit Carol Anthony ("John") Davidson Chair Charles G. Berg Roger J. Valine

•

Monitors the quality and integrity of our consolidated financial statements including the financial reporting and disclosure processes and the integrity and effectiveness of our system of internal control over financial reporting.

•

Monitors our compliance with legal and regulatory requirements, including healthcare compliance in coordination with the Board's Compliance Committee.

•

Monitors the independence, qualifications and performance of our independent registered public accounting firm, including a review of the scope and results of their audit, as well as our internal audit function.

•

Together with the Compliance Committee, assists the Board with oversight of compliance with legal and regulatory requirements, including those that may have a material impact on the Company's financial statements.

•

Appoints and engages our independent registered public accounting firm, and pre-approves the firm's annual audit services (including related fees), audit-related services, and all other services in accordance with our pre-approval policy.

•

Monitors our disclosure controls and procedures and compliance with ethical standards.

•

Provides an avenue of communication among the independent registered public accounting firm, management, internal audit department and the Board.

10

Compensation Pamela M. Arway Chair Paul J. Diaz Peter T. Grauer Roger J. Valine

•

Reviews the performance of our chief executive officer and other executives and makes specific recommendations and decisions regarding their compensation.

•

Establishes policies relating to the compensation of our executive officers and other key employees that further the goal of ensuring that our compensation system for our chief executive officer and our other executives, as well as our philosophy for compensation for all employees and the Board, is aligned with the long-term interests of our stockholders.

•

Conducts an evaluation of our chief executive officer's performance and the Company's performance and considers a self-assessment prepared by our chief executive officer. Periodically, the Compensation Committee engages an outside consultant to conduct an in-depth analysis of our chief executive officer's performance as a manager during the year.

•

Has sole authority and discretion to retain or replace its independent compensation consultants, independent legal counsel and other advisors, and is directly responsible for hiring, overseeing and compensating such advisors.

•

Annually reviews and approves the long-term corporate goals and objectives applicable to compensation for our chief executive officer, evaluates our chief executive officer's performance in light of those goals and objectives, and determines and approves, subject to ratification by the independent members of the Board, all elements of our chief executive officer's total compensation, including the chief executive officer's compensation level based on this evaluation.

•

Works closely with and considers the recommendations of our chief executive officer to determine the compensation of our other executive officers.

•

Reviews the goals and objectives and summary performance assessments applicable to the compensation of our other executive officers, and reviews and approves all elements of total compensation of our other executive officers and considers the recommendations of the chief executive officer who conducts a performance and compensation review of each other executive officer and reviews his detailed assessments of the performance of each of the other executive officers with the Compensation Committee.

•

Reviews the results of advisory stockholder votes and other stockholder feedback on the compensation of our executive officers and considers whether to make adjustments to our compensation policies and practices as a result of such votes.

3

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      13

Name of Committee and Members	Principal Functions of the Committee	Meetings in 2015

Nominating and Governance Peter T. Grauer Chair Pamela M. Arway Carol Anthony ("John") Davidson Roger J. Valine	• Reviews and makes recommendations to the Board about our governance processes. • Assists in identifying and recruiting candidates for the Board. • Annually reviews the performance of the individual members of the Board. • Proposes a slate of nominees for election at the annual meeting of stockholders. • Makes recommendations to the Board regarding the membership and chairs of the committees of the Board.	2

Compliance Committee[1] Charles G. Berg Chair Barbara J. Desoer[2] Paul J. Diaz Dr. William L. Roper

•

Reviews and oversees compliance with Federal health care program requirements and the Corporate Integrity Agreement.

•

Oversees and monitors the effectiveness of our healthcare regulatory compliance program, reviews significant healthcare regulatory compliance risk areas, and reviews the steps management is taking to monitor, control and report these risk exposures.

•

Together with the Audit Committee, assists the Board with oversight of enterprise risk management and healthcare legal and regulatory compliance.

•

Has primary responsibility for oversight of healthcare regulatory requirements and for directing the Company's response to certain pending governmental investigations.

•

Meets at least once each quarter in executive sessions with our chief compliance officer to discuss, among other things, our compliance program and to receive an update on compliance activities initiated or completed during the quarter.

		7

Public Policy John M. Nehra Chair Pamela M. Arway Paul J. Diaz	• Advises the Board on public policy and government relations matters and makes recommendations to the Board as to policies and procedures relating to issues of public policy and government relations. • Oversees the Company's government affairs activity and political spending.	2

Clinical Performance Dr. William L. Roper Chair Carol Anthony ("John") Davidson Barbara J. Desoer[2]	• Advises the Board on clinical performance issues facing the Company. • Makes recommendations to management and to the Board as to policies and procedures relating to issues of clinical performance.	2

1
Mr. Nehra served on the Compliance Committee until March 31, 2016.
2
Ms. Desoer was appointed to the Clinical Performance Committee and Compliance Committee on March 31, 2016.

14

Corporate Governance

Overview of Committee Membership Qualifications

Director	Independent	Other Public Company Boards*

Pamela M. Arway[1]	Yes	2

Charles G. Berg[2]	Yes	0

Carol Anthony ("John") Davidson[2]	Yes	3

Barbara J. Desoer	Yes	0

Paul J. Diaz[1]	Yes	1

Peter T. Grauer[1,3]	Yes	2

John M. Nehra	Yes	0

Dr. William L. Roper	Yes	1

Kent J. Thiry	No	0

Roger J. Valine[1,2]	Yes	0

1
Member of the Compensation Committee and is (a) independent under the listing standards of the NYSE and the Company's independence standards, (b) a "nonemployee director" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), and (c) an "outside director" as defined in Internal Revenue Service regulations.
2
Member of the Audit Committee and qualifies as an "audit committee financial expert" within the meaning of the rules of the SEC and each is "independent" and "financially literate" under the listing standards of the NYSE and the Company's independence standards.
3
Mr. Grauer is our Lead Independent Director.
*
Current as of March 31, 2016.

Risk Oversight

The Board's involvement in risk oversight involves the Audit Committee, the Compliance Committee and the full Board. Each of the Audit Committee and Compliance Committee are comprised of independent non-executive directors. The Audit Committee is responsible for legal and regulatory risk oversight and the Compliance Committee has primary responsibility for oversight of healthcare legal and regulatory compliance requirements. The Audit Committee and the Compliance Committee meet regularly with our chief legal officer or the corporate secretary, as the case may be, and chief compliance officer, and work together to assist the Board with oversight of legal and compliance enterprise risk management and to ensure that management identifies, monitors, controls and reports such compliance risk exposures. The Compliance Committee reviews significant healthcare legal and regulatory compliance risk areas, and meets on a regular basis and reports directly to the Board on its findings. The Audit Committee receives materials on enterprise risk management on an annual basis. These materials include identification of top enterprise risks for the Company, the alignment of management's accountability and reporting for these risks, and mapping of the Board's and Audit Committee's oversight responsibilities for key risks. In addition, the Audit Committee and the full Board periodically receive materials to address the identification and status of major risks to the Company. The Audit Committee discusses significant risk areas and the actions management has taken to monitor, control, and report such exposures. The Audit Committee also reviews with the Company's chief legal officer or corporate secretary, as the case may be, legal matters that may have a material impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and material reports or inquiries received from governmental agencies, including such matters identified by the Compliance Committee or the chief compliance officer. At each meeting of the full Board, the chairman of the Audit Committee reports on the activities of the Audit Committee, including risks identified and risk oversight.

Board Share Ownership Policy

We have a share ownership policy that applies to all non-employee members of the Board. The purpose of the policy is to align the financial interests of our non-employee Board members with those of our stockholders.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      15

Both shares owned directly and shares underlying vested but unexercised stock appreciation rights ("SARs"), including stock-settled stock appreciation rights ("SSARs"), restricted stock units ("RSUs"), direct stock issuances ("DSIs") and stock options are included in the determination of whether the share ownership guidelines have been met. The total net realizable share value retained must have a current market value of not less than the lower of:

  •
  25% of the total equity award value realized by the Board member to date in excess of $100,000; or
  •
  three times the annual Board retainer of $80,000, or $240,000.

As of December 31, 2015, each of our non-employee members of the Board had met the requirements of our share ownership guidelines. See "Compensation Discussion and Analysis — Compensation Policies and Practices — Management Share Ownership Policy" on page 51 of this Proxy Statement for more information regarding our management share ownership policy.

Code of Ethics and Codes of Conduct

We have a code of ethics that applies to our chief executive officer, chief financial officer, controller and chief accounting officer, chief legal officer, and all professionals involved in the accounting and financial reporting functions. We also have a code of conduct that applies to all of our employees, officers and the Board. The code of ethics and the code of conduct are available under the Corporate Governance section of our website, located at http://www.davita.com/about/corporate-governance. If the Company amends or waives the code of ethics or the code of conduct with respect to our chief executive officer, chief financial officer, controller or chief accounting officer, chief legal officer, or persons performing similar functions, we will post the amendment or waiver at the same location on our website.

HCP also has a code of conduct that applies to its officers, employees, affiliated physicians, and persons serving on the board of directors of its subsidiaries, and other contracted providers, vendors and all third parties conducting business on behalf of HCP. The HCP code of conduct is available under the Corporate Governance section of our website, located at http://www.davita.com/about/corporate-governance.

Insider Trading Policy

We have adopted an Insider Trading Policy applicable to our directors, executive officers and employees that is intended to ensure that those individuals do not benefit financially from buying or selling shares of our common stock while in the possession of material non-public information. Under our Insider Trading Policy, pre-clearance by our chief legal officer is required for equity and 401(k) plan transactions entered into by our executives and Board members, such as an option or stock appreciation right exercise, or electing to invest in or divest shares of our common stock, as well as certain other transactions involving our common stock. In addition, quarterly trading blackouts are imposed under the Insider Trading Policy upon our directors, executive officers and certain other employees who are deemed to have access to the Company's financial results prior to their becoming final and being publicly disclosed. The Insider Trading Policy strictly prohibits hedging transactions. Moreover, our directors, executive officers and other employees are prohibited from pledging Company securities as collateral for a loan.

16

Corporate Governance

Proposal 2 Ratification of the Appointment of our Independent Registered Public Accounting Firm

Independent Registered Public Accounting Firm

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Representatives of KPMG LLP are expected to attend the annual meeting in person and will be available to respond to appropriate questions and to make a statement if they so desire. If KPMG LLP should decline to act or otherwise become incapable of acting, or if KPMG LLP's engagement is discontinued for any reason, the Audit Committee will appoint another independent registered public accounting firm to serve as our independent registered public accounting firm for 2016. Although we are not required to seek stockholder ratification of this appointment, the Board believes that doing so is consistent with corporate governance best practices. If the appointment is not ratified, the Audit Committee will explore the reasons for stockholder rejection and will reconsider the appointment.

The following table sets forth the aggregate professional fees billed to us for the years ended December 31,

2015 and 2014 by KPMG LLP, our independent registered public accounting firm:

	2015	2014

Audit fees[1]	$5,063,695	$4,760,714

Audit-related fees[2]	$539,789	$487,185

Tax fees[3]	$589,551	$445,429

All other fees	—	—

Total	$6,193,035	$5,693,328

1
Includes aggregate fees for the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting and the three quarterly reviews of our consolidated financial statements included in our Form 10-Q and other SEC filings. In addition, audit fees include statutory audits in several international countries.
2
Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported as "Audit Fees." The audit-related fees in 2015 and 2014 include fees for audits of our employee benefit plans, an audit of a majority-owned entity, audits of HCP's risk bearing organizations, and fees of $101,009 and $264,297 in 2015 and 2014, respectively, for due diligence services relating to potential acquisitions.
3
Includes fees for professional services rendered for tax advice and tax planning. None of these fees were for tax compliance or tax preparation services.

Pre-approval Policies and Procedures

The Audit Committee is required to pre-approve the audit, audit-related, tax and all other services provided by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor's independence. The Audit Committee's pre-approval policy provides for pre-approval of all audit, audit-related, tax and all other services provided by the independent registered public accounting firm, KPMG LLP. The Audit Committee pre-approved all such services in 2015 and concluded that such services performed by KPMG LLP were compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

The Board recommends a vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2016.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      17

Proposal 3 Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Exchange Act, we are providing stockholders with a vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. The advisory vote on executive compensation described in this proposal is commonly referred to as a "say-on-pay vote."

The Company intends to include in its proxy statement on an annual basis an advisory vote regarding named executive officer compensation.

As disclosed in the Compensation Discussion and Analysis, the Company believes that its executive compensation program is reasonable, competitive and strongly focused on pay-for-performance principles. We design our executive officer compensation program to attract and retain outstanding leaders who possess the skills and talent necessary to achieve our business goals and objectives. Our ultimate objective is to continue to create long-term stockholder value by being a leader in clinical outcomes, generating strong overall revenue growth, market share increases, operating margin growth, increases in Medicare Advantage enrollment and consistently strong total stockholder return ("TSR"). In order to achieve this objective, we have established an executive compensation program that we believe:

  •
  rewards superior clinical outcomes;
  •
  rewards strong Company performance;
  •
  aligns our executives' interests with our stockholders' interests; and
  •
  is competitive within the health care services, diagnostics, managed care and solutions markets, so that we can attract and retain outstanding executives.

We believe that the compensation of our named executive officers during fiscal 2015 is consistent with the following achievements and financial performance for 2015:

  •
  improved clinical outcomes in our U.S. dialysis operations, including second year in a row as leader of the Five-Star Quality Rating System created by the Centers for Medicare and Medicaid Services;
  •
  consolidated net revenue growth of 7.7%;
  •
  net revenue growth of 5.2% related to our U.S. dialysis segment operations as a result of an increase in revenue per treatment of $6;
  •
  an increase in HCP's net revenue of 9.6% related to an increase of its fee-for-service business and senior capitated revenue;
  •
  an increase in other ancillary services and strategic initiatives net revenue of 21.3%;
  •
  U.S. dialysis treatment growth of 4.1%;
  •
  normalized non-acquired U.S. dialysis treatment growth of 3.9%;
  •
  net addition of 72 U.S. dialysis centers and 27 international dialysis centers;
  •
  strong operating cash flows of $1.557 billion, which have been reduced by approximately $304 million of after-tax payments made in connection with the settlement of the Vainer private civil suit; and
  •
  a $1.5 billion financing to lower interest rate, extend maturities and enhance liquidity.

The Company's TSR from the first quarter of 2000 (our CEO's first full quarter with the Company) through the fourth quarter of 2015 was approximately 3,298%, putting the Company in the top 10 of all current S&P 500 companies over that period.

The Compensation Committee has developed and approved an executive compensation philosophy to provide a framework for the Company's executive compensation program featuring the following policies and practices:

  •
  strong pay-for-performance alignment, with equity awards ranging up to 65% of our named executive officers' compensation in 2015, and with short-term cash bonuses and long-term incentive awards of cash and equity tied to the achievement of various performance metrics;
  •
  a stock ownership policy that requires our executives to accumulate a meaningful ownership stake in the Company over time to strengthen the alignment of our named executive officers' and stockholders' interests;
  •
  a clawback policy that permits the Board to recover bonuses, incentive and equity-based compensation from executive officers and members of the Board whose fraud or intentional misconduct was a significant contributing factor to the Company having to restate all or a portion of its financial statements; and
  •
  equity incentive plans that prohibit repricing or replacing underwater stock options or stock appreciation rights without prior stockholder approval.

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Corporate Governance

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. For the reasons discussed above, we are asking our stockholders to indicate their support for our named executive officer compensation by voting FOR the following resolution at the annual meeting:

"RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the

2015 Summary Compensation Table and the other related tables and disclosure)."

The say-on-pay vote is an advisory vote only, and therefore it will not bind the Company or the Board. However, the Board and the Compensation Committee will consider the voting results as appropriate when making future decisions regarding executive compensation, as they did following the 2015 annual meeting of stockholders.

The Board recommends a vote FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in this Proxy Statement.

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Proposal 4 Approval of Proposed Amendments to our Amended and Restated Bylaws to Adopt Proxy Access

The Board is recommending that stockholders approve amendments to the Company's Amended and Restated Bylaws that would permit certain stockholders to include qualified stockholder-nominated director candidates in the Company's proxy materials ("proxy access"). The proposed amendments to be approved by stockholders are contained in Section 12(a), Section 12(c) and Section 13 of Article III of the Company's Amended and Restated Bylaws, a copy of which is attached to this Proxy Statement as Appendix A ("Amendments"). Additions to the Bylaws are indicated by underlining, and deletions are indicated by strikethrough text.

Introduction

Proxy access allows eligible stockholders to include their own nominees for director in the Company's proxy materials for an annual meeting of stockholders, along with the candidates nominated by the Board. A non-binding stockholder proposal submitted by the UAW Retiree Medical Trust, which requested that we adopt and present a proxy access bylaw for stockholder approval, received the support of 43% of our stockholders at the 2015 annual meeting of stockholders. Even though the stockholder proposal was supported by less than a majority of the votes cast by our stockholders, the Board moved forward with the consideration of proposed amendments to our Amended and Restated Bylaws to implement a proxy access right. In determining the terms of the proxy access right to be proposed for stockholder approval. We reached out to the holders of a majority of our outstanding shares to obtain their feedback on proxy access, and the Board considered feedback from our stockholders gathered during engagement, including in relation to the ownership threshold and duration, the limitation on the number of stockholders that can comprise a nominating group, and the maximum number of proxy access nominees. The Board believes that the proposed Amendments include requirements and provisions designed to provide meaningful rights of proxy access while reducing some risks of abuse.

Description of Proposed Amendments

The following description of the proposed Amendments is a summary only and is qualified in its entirety by reference to the complete text of the Amendments which is attached to this Proxy Statement as Appendix A. You are urged to read the Amendments in their entirety.

Eligibility of Stockholders to Nominate Directors

Any stockholder or group of up to 20 stockholders who have maintained continuous qualifying ownership of at least 3% of the shares of the Company's outstanding common stock for at least the previous three years would be permitted to include a specified number of director nominees in the Company's proxy materials for its annual meeting of stockholders.

Calculation of Qualifying Ownership

To ensure that the interests of stockholders seeking to include director nominees in the Company's proxy materials are aligned with those of other stockholders, a nominating stockholder would be deemed to own only those shares of outstanding common stock of the Company as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in such shares, including the opportunity for profit and the risk of loss. With respect to the stockholder or any of the stockholder's affiliates, the following shares would not count as "owned" shares for purposes of the Amendments:

•
shares sold in any transaction that has not been settled or closed, including any short sale;
•
shares borrowed for any purposes or purchased pursuant to an agreement to resell; or
•
shares subject to any option, warrant, forward contract, swap, contract of sale or other derivative or similar agreement, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock, which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of (a) reducing in any manner, to any extent or at any time in the future, the full right to vote or direct the voting of any such shares, and/or (b) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of such shares, other than any such arrangements solely involving a national or multi-national multi-industry market index.

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Corporate Governance

A stockholder will be deemed to "own" shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. A stockholder's ownership of shares will be deemed to continue during any period in which the stockholder has loaned such shares or delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement which in either case is revocable at any time by the stockholder; provided that in the event of a loan, the stockholder has the power to recall such loaned shares on five or less business days' notice.

Funds under common management and investment control, funds under common management and funded primarily by the same employer, and/or certain investment company families or groups, would be treated as one eligible stockholder or one member of a nominator group under certain circumstances.

Number of Stockholder-Nominated Candidates

The maximum number of candidates nominated by all eligible stockholders that the Company would be required to include in the Company's proxy materials for an annual meeting of stockholders is that number of directors constituting the greater of two or 20% of the total number of directors (rounded down to the nearest whole number) on the last day on which a nomination notice may be submitted to the Company (as described below under the section captioned "Nomination Window"). If one or more vacancies occur on the Board, or the Board decides to reduce the size of the Board in connection with the annual meeting, after the nomination deadline, the nominee limit would be calculated based on the reduced number of directors. Any stockholder-nominated candidate who is either subsequently withdrawn or included by the Board in the Company's proxy materials as a Board-nominated candidate would be counted against the nominee limit.

Procedure for Electing Candidates if Nominee Limit Exceeded

Any nominating stockholder submitting more than one stockholder nominee for inclusion in the Company's proxy materials would be required to rank such nominees based on the order that the nominating stockholder desires such nominees to be selected for inclusion in the Company's proxy materials. If the number of stockholder-nominated candidates exceeds the maximum number of stockholder nominees, the highest ranking stockholder nominee from each nominating stockholder would be selected for inclusion in the Company's proxy materials until the nominee limit is reached, going in order of the amount (largest to smallest) of shares of stock of the Company that each nominating stockholder disclosed as owned in its respective nomination notice submitted to the Company. This selection process would continue with the next highest ranked nominees as many times as necessary, following the same order each time, until the nominee limit is reached.

Nomination Window

In order to provide adequate time to assess stockholder-nominated candidates, requests to include stockholder-nominated candidates in the Company's proxy materials must be delivered to or mailed and received at the Company's principal executive offices no earlier than 150 days and no later than 120 days before the first anniversary of the date that the Company distributed its proxy statement to stockholders for the previous year's annual meeting of stockholders.

Information Required of All Nominating Stockholders

Each stockholder seeking to include a director nominee in the Company's proxy materials would be required to provide certain information to the Company, including:

•
verification of the stockholder's ownership of shares of the Company's common stock;
•
an undertaking to provide immediate notice if the stockholder ceases to own the minimum number of shares prior to the date of the annual meeting;
•
a copy of the stockholder's notice on Schedule 14N that has been filed with the SEC;
•
the stockholder nominee's consent to being named in the Company's proxy materials and serving as a director, if elected;
•
the information, questionnaire, representation and agreement required pursuant to the advance notice requirements for stockholder nominees set forth in the Company's Amended and Restated Bylaws;
•
a description of communications by the nominating stockholder with any other stockholder or beneficial owner of Company securities regarding the stockholder nominee;
•
a description of certain relationships that might have existed within the past three years between or among the nominating stockholder, the nominator group, the stockholder nominee and/or the Company or any of its affiliates;
•
the details of any position of the stockholder nominee as an officer or director of any competitor of the Company within the three years preceding the submission of the nomination notice; and

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      21

•
in the case of a nomination by a group of stockholders, the designation of one authorized group member.

Nominating stockholders would also be required to make certain representations and warranties to and agreements with the Company, including:

•
no intent to change or influence control of the Company;
•
not nominating any person for election to the Board other than the stockholder's nominees submitted through the proxy access process;
•
not engaging and/or participating in the solicitation of support for any person other than the stockholder's nominees or Board nominees;
•
not engaging in any exempt solicitation or certain communications regarding voting intentions, other than with respect to the nominating stockholder's nominees or Board nominees;
•
not distributing any proxy card for the annual meeting in connection with the election of a stockholder nominee other than the form distributed by the Company;
•
no violation of applicable law or stock exchange requirements as a result of the nominee's candidacy or Board membership (if elected);
•
the nominee's independence and other qualifications;
•
satisfaction of the eligibility requirements and intent to maintain qualifying ownership through the annual meeting date;
•
compliance with applicable laws, rules and regulations in connection with the nomination, solicitation and election, including filing with the SEC certain communications with stockholders relating to any director, director nominee or stockholder nominee;
•
assuming liabilities related to and indemnifying the Company and its officers, directors and employees against losses arising out of the nomination or relevant communications; and
•
promptly notifying the Company if certain information ceases to be true and accurate in all material respects.

Exclusion of Stockholder Nominees

The Company would not be required to include a stockholder nominee in the Company's proxy materials if:

•
the Company receives a notice that a stockholder intends to nominate any candidate for election to the Board at the annual meeting pursuant to the advance notice requirements for stockholder nominees set forth in Article III, Section 12(a) of the Company's Amended and Restated Bylaws;

•
the nominating stockholder has engaged in a solicitation, exempt solicitation or other communication regarding voting intentions, other than with respect to any stockholder nominee or Board nominee;
•
the nomination or election to the Board would result in the Company violating or failing to be in compliance with its Amended and Restated Bylaws or Amended and Restated Certificate of Incorporation, as amended, any stock exchange requirements or any other applicable state or federal laws, rules or regulations;
•
the nominee has been an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended, within the past three years;
•
the nominating stockholder has failed to continue to satisfy the eligibility requirements, or the nominee becomes unwilling or unable to serve on the Board; or
•
any of the representations and warranties made in the nomination notice ceases to be true and accurate in all material respects, or any violation or breach occurs of any of the obligations, agreements, representations or warranties of the nominating stockholder or stockholder nominee under or pursuant to the Amendments, including, without limitation, if the nominee (a) does not qualify as independent, (b) becomes a party to an undisclosed voting commitment or compensation arrangement, or (c) is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten years.

The Board or the chairman of the annual meeting would declare a director nomination by a stockholder to be defective, and such nomination would be disregarded, if (i) the director nominee or the stockholder breaches any of their respective obligations under the Amendments or (ii) the nominating stockholder does not appear at the annual meeting to present the nomination.

Supporting Statement and Other Information

A nominating stockholder would be permitted to include in the Company's proxy statement for the applicable annual meeting a 500-word statement in support of its nominee(s).

22

Corporate Governance

The Company would be permitted to omit, or may supplement or correct, any information or statement if such information or statement (a) is not true in all material respects, (b) impugns without factual foundation a person's or entity's character, integrity or personal reputation, or makes charges concerning improper, illegal or immoral conduct or associations without factual foundation, (c) would violate any applicable law or regulation, or (d) would impose a material risk of liability upon the Company.

The Company would be permitted to include in its proxy statement any information that the Company or the Board determines, in its discretion, to include relating to the nomination, including without limitation any statement in opposition to the nomination, information relating to any compensation arrangement and/or voting commitment, and any of the information provided to the Company pursuant to the proxy access right.

Solicitation by the Company Against Stockholder Nominees

The Company would be permitted to solicit support for its position in opposition to any stockholder nominee.

Interpretation

The Board (and any other person or body authorized by the Board, including, without limitation, the chairman of the relevant annual meeting) would have the power and authority to interpret certain of the Amendments and to make any and all determinations necessary or advisable to apply those provisions to any persons, facts or circumstances, including the power to determine the eligibility of a nominating stockholder and/or stockholder nominee, and whether any and all requirements have been satisfied.

Stockholder Approval Requirement

The affirmative vote of a majority of the shares of common stock which are present at the annual meeting or by proxy and entitled to vote thereon is required for the approval of the proposed Amendments. The proposed Amendments would become effective upon the required approval by our stockholders.

The Board recommends a vote FOR the approval of the proposed amendments to the Amended and Restated Bylaws to adopt proxy access.

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Proposal 5 Amendment to Increase the Number of Shares Available Under our Employee Stock Purchase Plan by 7,500,000 Shares

General

The Board is proposing for stockholder approval the amendment and restatement (the "ESPP Amendment") of our Employee Stock Purchase Plan (the "ESPP"). If approved by stockholders, the ESPP Amendment would add an additional 7,500,000 shares of common stock to the number of shares authorized for issuance under the ESPP. The ESPP encourages ownership of our common stock by eligible employees by permitting them to purchase, subject to the terms and conditions included in the ESPP, a limited number of shares at a discount rate. The Board approved the ESPP Amendment on March 31, 2016, subject to stockholder approval.

Reason for Proposing the ESPP Amendment

Under the ESPP, 5,000,000 shares of common stock are authorized for issuance. As of March 31, 2016, eligible employees have purchased 4,577,603 shares under the ESPP and 422,397 shares remain available for purchase under the ESPP. At current participation levels, we estimate that, in the absence of an amendment to increase the number of shares of common stock authorized under the ESPP, all currently authorized shares will be purchased by June 2016. If the ESPP Amendment is approved, the number of shares available for purchase under the ESPP will be increased by 7,500,000 shares, which would be approximately 3.6% of the Company's shares outstanding as of March 31, 2016. This increase in the number of shares available for purchase under the ESPP will enable eligible employees to purchase shares under the ESPP for an additional period of time.

History of the ESPP

The ESPP was originally adopted by the Board of Directors on October 24, 1995 and was approved by stockholders on June 6, 1996. Initially, the maximum number of shares of common stock that we could issue under the ESPP was 200,000 shares. On September 26, 1997, the Board adjusted the total number of shares available for issuance under the ESPP to 333,333 shares, to reflect the payment of a dividend on our common stock of two shares for every three shares then outstanding. An amendment to increase the number of shares available for purchase under the ESPP by 800,000 shares was adopted by the Board and was approved by stockholders on December 17, 1999. The Board approved an amendment and restatement of the ESPP, effective July 10, 2002, to change the name of the ESPP to reflect our new corporate name and to make certain other clarifying changes. On May 21, 2004, our Board adjusted the total number of shares available for issuance under the ESPP to 1,699,999 shares to reflect a three-for-two stock split of our common stock. An amendment to increase the number of shares available for purchase under the ESPP by 800,001 shares was adopted by the Board and was approved by stockholders on May 29, 2007. The Board approved an amendment on December 13, 2007, and the Company amended the ESPP pursuant to the approval by the Board on November 1, 2008, to permit the Company to distribute directly to the participant the balance of a participant's account on the date of purchase of shares if the balances exceeds the purchase price of a whole number of shares to be acquired, in lieu of applying such amount to the next purchase right period, in either case, in the discretion of the Company. On October 6, 2011, pursuant to the approval by the Compensation Committee of the Board, the ESPP was amended to provide that employees that are citizens or residents of a foreign jurisdiction (i) whose laws prohibit their participation in the ESPP, (ii) whose participation would cause the ESPP to not meet the eligibility requirements of section 423 of the Internal Revenue Code, or (iii) where the burden to the Company of complying with local tax, securities and employment law does not warrant extending participation in the ESPP in such foreign jurisdiction, who would otherwise be eligible to participate in the ESPP, may be deemed by the Compensation Committee as not eligible to participate. On August 12, 2013, our Board adjusted the total number of shares available for issuance under the ESPP to 5,000,000 shares to reflect the two-for-one stock split of our common stock.

Description of the ESPP

The following is a description of the terms of the ESPP, as proposed to be amended and restated. This description is qualified in its entirety by reference to the plan document, as proposed to be amended and restated, a copy of which is attached to this proxy statement as Appendix B and incorporated herein by reference.

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Corporate Governance

Administration.    The Compensation Committee administers the ESPP. Pursuant to the ESPP, members of the Compensation Committee have the authority to interpret the ESPP and to prescribe the rules and procedures relating to the ESPP and to take all other actions necessary or appropriate in connection with the administration of the ESPP. The Company pays all costs and expenses of administering the ESPP.

Shares Subject to the ESPP.    The maximum number of shares of common stock authorized for issuance under the ESPP is 5,000,000 shares, subject to adjustment in the event of certain changes to our capital structure as described in the ESPP. As noted above, 4,577,603 shares have already been purchased by eligible employees under the ESPP and 422,397 shares remain available for purchase as of March 31, 2016. If stockholders approve the amendment to increase the number of shares available under the ESPP by 7,500,000 shares, a total of 12,500,000 shares would be authorized for issuance under the ESPP subject to adjustment in the event of certain changes to our capital structure. The shares of common stock sold under the ESPP may be authorized and unissued shares or shares reacquired by the Company.

Eligibility.    Except as described above with respect to certain employees in foreign jurisdictions, any employee of the Company or any of its authorized subsidiaries who is scheduled to work at least twenty hours per week is eligible to participate in the ESPP, provided such employee has completed at least three months of continuous employment prior to the first day of the applicable purchase right period (as described below). Notwithstanding anything to the contrary contained in the ESPP, no employee may be granted purchase rights under the ESPP if the employee would, after the grant of the purchase rights, be deemed to own 5% or more of the combined voting power or value of all classes of stock of the Company or of a subsidiary. As of March 31, 2016, we have approximately 65,700 employees and approximately 56,900 employees are eligible to participate in the ESPP.

Participation and Payroll Deductions.    Eligible employees may purchase shares of common stock under the ESPP through payroll deductions during each purchase right period with amounts accumulated during each purchase right period or by lump sum contribution by the participant at the beginning of the purchase right period. An eligible employee may enroll in the ESPP by executing prior to the commencement of each purchase right period a form provided by the Company stating the amount of the requested payroll deduction or lump sum contribution. The minimum dollar amount that may be deducted and contributed per payroll period is $10.

Once a participant has designated the amount of his or her contribution for a purchase right period, the participant cannot change the amount for such purchase right period without terminating his or her purchase right.

The amounts contributed by a participant (whether by means of payroll withholding or a lump sum advance contribution) will be deposited into a separate account maintained for the participant. No interest is paid on the amounts credited to a participant's account. Notwithstanding anything to the contrary in the ESPP, a participant may not accrue a right to purchase common stock under the ESPP at a rate that exceeds an aggregate fair market value of $25,000 per calendar year.

Purchase Right Periods.    Shares of common stock will be offered under the ESPP through two purchase right periods each year, from January 1 to December 31, and from July 1 to December 31. Which purchase right period will apply to a participant will depend on when a participant elects to start making contributions for the year. Participating employees are required to elect how much they will contribute toward their purchase rights prior to the start of the purchase right period.

Exercise of Purchase Rights.    Unless earlier terminated, purchase rights will be exercised automatically on the last day of each purchase right period. Funds held in a participant's account on the last day of the purchase right period will be used to purchase shares of common stock for the participant. Shares purchased at the end of a purchase right period will be credited to electronic share accounts established for each participant at a broker designated by the Compensation Committee. The shares will be held in such accounts until the holding period set forth in section 423(a) of the Internal Revenue Code has been satisfied. After the expiration of the holding period required by section 423(a) of the Internal Revenue Code, which is two years after the first day of the purchase right period, or one year after the last day of the purchase right period, whichever is later, participants may move the shares to other brokers of their choice or have the shares transferred to them.

Purchase Right Price.    The price at which a participating employee will purchase each share covered by a purchase right will be the lesser of (i) 100% of the fair market value of a share of common stock on the first day of the applicable purchase right period, or (ii) 85% of the fair market value of a share of common stock on the last day of that purchase right period. The fair market value of a share of common stock on any relevant date under the ESPP will be the last reported sale price of our common stock on the

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      25

NYSE on the particular day, or if the NYSE is closed on a particular day, then the last reported sale price for the preceding day. On March 31, 2016, the fair market value per share of our common stock was $73.38. Purchases are subject to the aggregate limitation on the number of shares that are available under the ESPP and the ESPP limitations applicable to individual participants.

Termination of Purchase Rights.    A participant may elect to terminate his or her purchase right at any time prior to the last day of the purchase right period. To do so, the participant must complete the form provided by the Company for this purpose, and submit it to our people services department. A participant's purchase right will terminate automatically if the participant ceases to be our employee for any reason (including death, disability or retirement) prior to the last day of the purchase right period. A transfer of employment or service between the Company and a subsidiary or between different subsidiaries is not considered a termination for purposes of the ESPP. Furthermore, an approved leave of absence is not treated as termination of employment for this purpose if it does not exceed 90 days (unless the participant's rights to reemployment are guaranteed by statute or contract). Upon the termination of a participant's purchase right, all amounts held in a participant's account will be refunded to the participant.

Termination Events.    Notwithstanding anything to the contrary in the ESPP, all purchase rights shall be automatically exercised immediately preceding (i) a transaction in which the Company will cease to be an independent publicly-owned corporation, (ii) a sale or other disposition of all or substantially all the assets of the Company, or (iii) a termination of the ESPP. In the case of a termination event described in (i) or (ii) above, the fair market value of our common stock on the last day of the purchase right period will be deemed to be equal to the per share consideration received in the transaction by the holders of the common stock.

Adjustment Upon Changes in Capitalization.    If the outstanding shares of our common stock are increased, decreased, or exchanged for different securities through a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock dividend, or other similar transaction, a proportionate adjustment will be made by the Compensation Committee to (i) the number, price, and kind of shares subject to outstanding purchase rights, and (ii) the maximum number and kind of shares that are available for issuance under the ESPP.

Proration of Purchase Rights.    If the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceeds the number of shares then available for issuance under the ESPP, then (i) the Compensation Committee will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis; and (ii) the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock pro-rated to such individual, will be refunded to the participant.

Nontransferability.    A participant's rights under the ESPP are not transferable.

Indemnification of the Board.    To the maximum extent permitted by law and subject to certain exceptions, we will indemnify each member of the Board and any other employee with duties under the ESPP against expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the ESPP.

Amendment and Termination of the ESPP.    The Board may terminate or amend the ESPP at any time. However, the Board may not, without the approval of our stockholders, adopt any amendment that relates to (i) the class of individuals eligible to participate in the ESPP, or (ii) the aggregate number of shares to be granted under the ESPP.

Federal Income Tax Consequences

The following is a brief summary of the United States federal income tax consequences under the ESPP.

The ESPP is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of section 423 of the Internal Revenue Code. Under section 423, an eligible employee who elects to participate in the ESPP will not realize any taxable income at the time common stock is purchased under the ESPP for such eligible employee.

If a participant disposes of common stock purchased under the ESPP two years or more after the date the purchase right is exercised, which is the last day of the purchase right period, a participant will recognize long-term capital gain or loss. The Company will not be entitled to any deduction with respect to a disposition of common stock occurring under the circumstances described in this paragraph.

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Corporate Governance

If a participant disposes of common stock purchased under the ESPP within two years after the date the purchase right is exercised, the participant will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the common stock on the last day of the purchase right period over the purchase price of the common stock under the ESPP. The participant's cost basis in the common stock will be increased by the amount of the ordinary income recognized by the participant. In addition, upon the disposition of the common stock, a participant will recognize capital gain or loss equal to the difference between the price at which the common stock is disposed of and the cost basis in the common stock, as so increased. The Company will not be entitled to any deduction with respect to the amount recognized by the participant as capital gain.

The affirmative vote of a majority of the shares of common stock present at the 2016 annual meeting, in person or by proxy and entitled to vote thereon, is required for the approval of the proposed amendment and restatement of our ESPP, including an increase in the number of shares of common stock available for issuance under the ESPP, and total votes cast on this proposal must represent over 50% of all outstanding shares.

The Board recommends a vote FOR the approval of the proposed amendment to our ESPP to increase the number of shares of common stock available for issuance under the ESPP by 7,500,000 shares.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      27

Proposal 6 Stockholder Proposal Regarding Action by Written Consent

We expect the following proposal, sponsored by James McRitchie and Myra K. Young, 9295 Yorkship Court, Elk Grove, California 95758, and holders of 100 shares of the Company's common stock, to be presented at the annual meeting. The Board has recommended a vote AGAINST this proposal for the reasons set forth following the proposal. The Board disclaims any responsibility for the content of the proposal and the supporting statement, which are presented exactly in the form received by the Company.

Stockholder Proposal and Supporting Statement

Proposal 6 — Right to Act by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

This proposal topic won majority shareholder support at 13 major companies in a single year. This included 67% — support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. Taking action by written consent saves the expense of holding a special shareholder meeting.

Please vote to enhance shareholder value:

Right to Act by Written Consent — Proposal 6

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Corporate Governance

The Company's Statement in Opposition to Proposal 6

The Board recommends you vote AGAINST the proposal.

We have a track record of strong corporate governance.    We have had a long-standing commitment to sound corporate governance practices, and have a number of corporate governance policies and practices that enhance the accountability of the Board of Directors to our stockholders, including:

  •
  Our stockholders' right to call special meetings at a 10% threshold;
  •
  A majority vote standard in uncontested director elections;
  •
  No non-stockholder-approved pill;
  •
  Annual election of all directors (no "staggered board" or "classified board"); and
  •
  Simple majority vote for amendment of Bylaws.

We continue to be committed to good corporate citizenship and accountability to our stockholders. Our continual process of evaluating and making appropriate changes as needed to our corporate governance structure underscores our commitment to sound corporate governance and, we believe, enhances stockholder value. Last year, although proxy access received only 43% support from our stockholders, the Board of Directors proceeded, nonetheless, to consider amendments to our Bylaws to implement proxy access. We reached out to the holders of a majority of our outstanding shares to obtain their feedback on proxy access and, based on feedback gathered during the engagement, we are proposing amendments to our Bylaws which we believe provide meaningful rights of proxy access while reducing risks of abuse. In short, we continually evaluate our business, stockholder feedback, the competitive landscape and developments in corporate governance and implement appropriate changes to our corporate governance policies and practices when they appear to be in the best interests of our stockholders and our business.

The proposal is unnecessary given that our stockholders already have the right to call special meetings.    Our stockholders already have the ability "to raise important matters outside the normal annual meeting cycle." Our bylaws were amended in 2011 to allow stockholders holding 10% or more of our outstanding common stock to call a special meeting to propose, debate and vote on matters outside the normal annual meeting cycle.

Notably, our 10% threshold for calling a special meeting is lower than the threshold at many S&P 500 companies and is substantially lower than the majority threshold that would be required to take action by written consent under this proposal.

Addressing matters that are significant to the Company at a meeting of the stockholders, rather than through the consent solicitation process, ensures that information about proposed stockholder actions will be disseminated to all stockholders and allows for the transparent, public, orderly and deliberate consideration of issues facing the Company.    Acting on matters at a meeting of stockholders is more democratic and transparent than doing so by written consent. Requiring action to be taken at a stockholder meeting allows all stockholders to express their views openly, rather than allowing a subset of the stockholder constituency to take action without the knowledge or participation by the rest of the Company's stockholders and impose the results of that action on other stockholders. The special meeting process that is already available to the Company's stockholders provides a more meaningful opportunity for all stockholders to be involved in our corporate governance and, specifically, to receive notice of and participate in actions taken on behalf of the company's stockholders. On the contrary, action by written consent would permit a group of stockholders to initiate action without any notice and opportunity for other stockholders to review, analyze and formulate an opinion on the issue(s) being raised for vote by written consent. Action by written consent could also lead to hasty decision-making and could be costly and disruptive for the Company because it forecloses the opportunity for stockholders to have a robust, open and real time consideration and deliberation. Different stockholders could act on different matters by written consent for any purpose, at any time, and as often as they wish, causing significant disruption and confusion. This could lead to a chaotic and potentially coercive state of corporate affairs rather than the orderly and democratic stockholder meeting process currently in place.

The affirmative vote of a majority of the shares of common stock present at the annual meeting, in person or by proxy and entitled to vote thereon, is required for the approval of this proposal.

For all of the foregoing reasons, the Board recommends that you vote AGAINST this proposal.

DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      29

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the ownership of our common stock as of March 31, 2016 by (a) all persons known by us to own beneficially more than 5% of our common stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group. We know of no agreements among our stockholders which relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of the Company.

Name and address of beneficial owner[1]	Number of shares beneficially owned	Percentage of shares beneficially owned
Warren E. Buffett[2] Berkshire Hathaway Inc.[2] 1440 Kiewit Plaza Omaha, Nebraska 68131	38,565,570	18.69%

The Vanguard Group, Inc.[3] 100 Vanguard Blvd. Malvern, PA 19355	14,380,779	6.97%

BlackRock Inc.[4] 55 East 52nd Street New York, NY 10055	12,297,950	5.96%

Kent J. Thiry[5]	2,053,122	*

Javier J. Rodriguez[6]	686,363	*

Michael D. Staffieri[7]	152,747	*

Dennis L. Kogod[8]	629,782	*

James K. Hilger[9]	67,166	*

Pamela M. Arway[10]	89,808	*

Charles G. Berg[11]	77,437	*

Carol Anthony ("John") Davidson[12]	49,697	*

Barbara J. Desoer	642	*

Paul J. Diaz[13]	13,094	*

Peter T. Grauer[14]	154,921	*

John M. Nehra[15]	186,117	*

Dr. William L. Roper[16]	85,306	*

Roger J. Valine[17]	101,842	*

All directors and executive officers as a group (18 persons)[18]	4,419,926	2.1%

*
Amount represents less than 1% of our common stock.
1
Unless otherwise set forth in the footnotes below, the address of each beneficial owner is 2000 16th Street, Denver, Colorado, 80202.
2
Based solely on information contained in Amendment No. 4 to Schedule 13G filed with the SEC on February 17, 2015, Berkshire Hathaway Inc., a diversified holding company which Mr. Buffett may be deemed to control. Mr. Buffett and Berkshire Hathaway Inc. share voting and dispositive power over 38,565,570 shares of the Company's common stock, which include shares beneficially owned by certain subsidiaries of Berkshire Hathaway Inc. as a result of being a parent holding company or control person.
3
Based solely upon information contained in Amendment No. 5 to Schedule 13G filed with the SEC on February 10, 2016, The Vanguard Group, Inc., an investment adviser, has sole voting power with respect to 308,622 shares, shared voting power with respect to 16,700 shares, sole dispositive power with respect to 14,047,851 shares and shared dispositive power with respect to 332,928 shares.
4
Based solely upon information contained in Schedule 13G filed with the SEC on January 28, 2016, BlackRock, Inc., an investment advisor, has sole voting power with respect to 10,691,404 shares and sole dispositive power with respect to 12,297,950 shares.
5
Includes 458,994 shares held in a family trust and 1,450,000 shares issuable upon the exercise of SSARs and 72,064 restricted stock units, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
6
Includes 549,167 shares issuable upon the exercise of SSARs and 36,466 restricted stock units, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
7
Includes 130,600 shares issuable upon the exercise of SSARs and 4,934 restricted stock units, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
8
Includes 84,350 shares held in trust and 472,500 shares issuable upon the exercise of SSARs and 36,466 restricted stock units, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
9
Includes 47,000 shares issuable upon the exercise of SSARs and 3,983 restricted stock units, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
10
Includes 77,414 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.

30

Security Ownership of Certain Beneficial Owners and Management

11
Includes 14,095 shares held in trust and 53,414 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
12
Includes 41,414 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
13
Includes 5,414 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
14
Includes 115,908 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
15
Includes 72,379 shares in trust and 113,414 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
16
Includes 77,414 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
17
Includes 83,414 shares issuable upon the exercise of SSARs, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.
18
Includes 3,284,585 shares issuable upon the exercise of SSARs and 154,451 restricted stock units, which are exercisable as of, or will become exercisable within 60 days after, March 31, 2016.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      31

Information Concerning Our Executive Officers

Name	Age	Position
Kent J. Thiry	60	Chairman of the Board, Chief Executive Officer and Chief Executive Officer, HealthCare Partners

Javier J. Rodriguez	45	Chief Executive Officer, Kidney Care

Michael D. Staffieri	42	Chief Operating Officer, Kidney Care

Dennis L. Kogod	56	President, HealthCare Partners, and Chief Executive Officer, International

Joseph C. Mello	57	Chief Operating Officer, HealthCare Partners

James K. Hilger	54	Interim Chief Financial Officer and Chief Accounting Officer

Kathleen A. Waters	48	Chief Legal Officer

Jeanine M. Jiganti	56	Chief Compliance Officer

LeAnne M. Zumwalt	57	Group Vice President, Purchasing and Public Affairs

Our executive officers are appointed by, and serve at the discretion of, the Board. Set forth below is a brief description as of March 31, 2016 of the business experience of all executive officers other than Mr. Thiry, who is also a director and whose business experience is set forth above in the section of this Proxy Statement entitled "Information Concerning Members of the Board Standing for Election."

Javier J. Rodriguez became our chief executive officer, Kidney Care in March 2014. Since joining the Company in 1998, Mr. Rodriguez has served in a number of different capacities. From February 2012 to March 2014, he served as our president. From April 1, 2006 through February 2012, he served as our senior vice president. Before that, from 2000 to 2006 he served as a vice president of operations and payor contracting. Mr. Rodriguez joined the Company in 1998 as a director of value management. Prior to joining the Company, Mr. Rodriguez worked for Baxter Healthcare Corporation in Finance from 1995 to 1996. He also previously served as director of operations for CBS Marketing Inc. in Mexico City.

Michael D. Staffieri became our chief operating officer, Kidney Care, in March 2014. From July 2011 to February 2014, he served as a senior vice president, Kidney Care. From March 2008 to July 2011, he served as our vice president of operations and new center development. Mr. Staffieri joined the Company in July 2000 and has served in several different roles. Prior to joining us, Mr. Staffieri worked for Arthur Andersen LLP in Finance from 1999 to 2000.

Dennis L. Kogod became our president, HealthCare Partners, and our chief executive officer, International, effective January 2015. From March 2014 through December 2014, he served as chief operating officer of our HealthCare Partners division. From January 2009 to March 2014, he served as our chief operating officer, and prior to that, he served as our president-west beginning in October 2005. From January 2004 until joining us, Mr. Kogod served as president and chief operating officer-west of Gambro Healthcare, Inc., which we acquired in October 2005. From July 2000 to January 2004, Mr. Kogod served as president, west division of Gambro Healthcare, Inc. From June 1999 to July 2000, Mr. Kogod was president of Teleflex Medical Group, a medical original equipment manufacturer of medical delivery systems. From January 1996 to June 1999, Mr. Kogod was corporate vice president of Teleflex Surgical Group, a surgical device and service organization. Mr. Kogod previously served on the board of Arbios Systems, Inc., a medical device and cell-based therapy company.

Joseph C. Mello became our chief operating officer, HealthCare Partners, in January 2015. From April 2012 to April 2014, Mr. Mello served on the Board of CapitalSource Inc., a commercial lender, Mr. Mello previously served as our chief operating officer — emeritus from January 2009 to December 2012, and chief operating officer from June 2000 to December 2008. From April 1998 to June 2000, Mr. Mello served as president and chief executive officer of Vivra Asthma & Allergy. From August 1994 to April 1998, Mr. Mello held various positions with MedPartners, Inc.,

32

Security Ownership of Certain Beneficial Owners and Management

including senior vice president/chief operating officer-southeastern region from March 1997 to April 1998. Prior to joining MedPartners, from 1984 to 1994, Mr. Mello was associated with KPMG LLP, where he became a partner in 1989.

James K. Hilger became our interim chief financial officer in March 2015, a position he previously held from April 2012 until November 2013. Mr. Hilger continues to serve as our chief accounting officer, a position he has held since April 2010. Prior to April 2010, Mr. Hilger served as our vice president and controller since May 2006, after having served as our vice president, finance beginning in September 2005. Mr. Hilger was our acting chief financial officer from November 2007 through February 2008. From September 2003 to September 2005, Mr. Hilger served as vice president, finance and administration and chief financial officer of Pyramid Breweries, a brewer of specialty beverages. From December 1998 to July 2003, Mr. Hilger served as chief executive officer and chief financial officer of WorldCatch, Inc., a seafood industry company. From 1987 until joining WorldCatch, Inc., Mr. Hilger held a variety of senior financial positions in the food industry. Mr. Hilger began his career in public accounting with Ernst & Whinney.

Kathleen A. Waters became our chief legal officer in May 2016. Prior to joining the Company, Ms. Waters was senior vice president, general counsel and secretary of Health Net, Inc., a publicly traded managed care organization from April 2015 to March 2016. She was a partner in Morgan, Lewis & Bockius LLP's litigation practice from 2003 to 2015. She also was the leader of that firm's Los Angeles litigation group and co-leader of the healthcare group. Before that, Ms. Waters was a partner at Brobeck, Phleger & Harrison LLP in Los Angeles.

Jeanine M. Jiganti became our chief compliance officer in March 2013. From July 2012 to March 2013, she served as our vice president, international chief compliance officer and deputy chief compliance officer. Prior to joining us, she served as chief compliance officer for Takeda Pharmaceuticals North America, a subsidiary of a Japanese pharmaceutical company, from October 2005 to March 2012. Additionally, she served as chief compliance officer for several of Takeda Pharmaceutical Company Limited's affiliates including Takeda Global Research and Development and Takeda Pharmaceuticals International Operations. During Ms. Jiganti's career, she has served as general counsel for the Illinois Department of Commerce and Economic Opportunity from September 2003 to September 2005, general counsel of Near North Insurance Company from September 2002 to September 2003 and vice president of litigation at Caremark Inc., a pharmaceutical services company, from 1996 to 2002.

LeAnne M. Zumwalt became our group vice president-purchasing and public affairs in July 2011. From January 2000 to July 2011, Ms. Zumwalt served as our vice president in many capacities. From January 2000 to October 2009, she served as our vice president, investor relations while having other responsibilities. From 1997 to 1999, Ms. Zumwalt served as chief financial officer of Vivra Specialty Partners, Inc. a privately held health care service and technology firm. From 1991 to 1997, Ms. Zumwalt held various executive positions, including chief financial officer, at Vivra Incorporated, a publicly held provider of dialysis services. Prior to joining Vivra Incorporated, Ms. Zumwalt was a senior manager at Ernst & Young, LLP. Ms. Zumwalt serves on the board of The Advisory Board Company.

None of the executive officers has any family relationship with any other executive officer or with any of our directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires "insiders," including our executive officers, directors and beneficial owners of more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC and the NYSE, and to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from reporting persons, we believe that our insiders complied with all applicable Section 16(a) filing requirements during 2015.

DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      33

Compensation Discussion and Analysis

34

Compensation Discussion and Analysis

Compensation Discussion and Analysis Information

This Compensation Discussion and Analysis (the "CD&A") describes our executive compensation program for the following named executive officers ("NEOs"):

NEO	TITLE
Kent J. Thiry	Chairman and Chief Executive Officer, DaVita HealthCare Partners, and Chief Executive Officer, HealthCare Partners

Javier J. Rodriguez	Chief Executive Officer, Kidney Care

Michael D. Staffieri	Chief Operating Officer, Kidney Care

Dennis L. Kogod	President, HealthCare Partners, and Chief Executive Officer, International

James K. Hilger	Interim Chief Financial Officer (effective March 30, 2015) and Chief Accounting Officer

Dr. Garry E. Menzel	Chief Financial Officer through March 30, 2015[1]

1
Dr. Menzel served as the Company's Chief Financial Officer from November 7, 2013 to March 30, 2015.

Executive Summary

Our Business

The Company consists of two major divisions, Kidney Care and HealthCare Partners (HCP). Our Kidney Care division is comprised of our U.S. dialysis and related lab services, our ancillary services and strategic initiatives, including our international operations, and our corporate administrative support.

Our largest line of business is our U.S. dialysis and related lab services business, which is a leading provider of kidney dialysis services in the United States. As of December 31, 2015, we operated or provided administrative services through a network of 2,251 outpatient dialysis centers in the U.S., serving a total of approximately 180,000 patients in 46 states and the District of Columbia. We also provide acute inpatient dialysis services in approximately 900 hospitals. In 2015, our overall network of U.S. outpatient dialysis centers increased by 72 centers primarily as a result of opening new centers and acquisitions. In addition, the overall number of patients that we serve in the U.S. increased by approximately 4.1% from 2014.

Our other major line of business is HCP, a patient-and physician-focused integrated health care delivery and management company with over two decades of experience providing coordinated, outcomes-based medical care in a cost-effective manner. Through capitation contracts with some of the nation's leading health plans, HCP had approximately 807,400 members under its care in southern California, Colorado, central and south Florida, southern Nevada, central New Mexico and central Arizona as of December 31, 2015. In addition to its managed care business, HCP provides care in all of its markets to over 612,200 patients whose health coverage is structured on a fee-for-service basis, including patients enrolled through traditional Medicare and Medicaid programs, preferred provider organizations and other third party payors.

The HCP patients as well as the patients of HCP's associated physicians, physician groups and independent practice associations benefit from an integrated approach to medical care that places the physician at the center of patient care. As of December 31, 2015, HCP delivered services to its members via a network of 547 associated group full-time primary care physicians, over 2,900 associated group and other network primary care physicians, 240 network hospitals, and several thousand associated group and network specialists. Together with hundreds of case managers, registered nurses and other care coordinators, these medical professionals utilize a comprehensive information technology system, sophisticated risk

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      35

management techniques and clinical protocols to provide high-quality, cost-effective care to HCP's members.

Our executive compensation program is best understood within the context of the business environment in which we currently operate. This includes increasing regulation by numerous federal, state and local government entities, reductions in reimbursements under federal and state healthcare programs, including Medicare and Medicaid, continued downward pressure on our commercial payment rates, and the continued integration of HCP into the enterprise.

Our Executive Compensation Structure

Our executive compensation program is designed to align our executive compensation structure with our strategic and financial objectives in creating stockholder value. Our executive compensation structure is comprised of both short- and long-term incentives, which include challenging performance goals that we believe are aligned with our strategic objectives to provide high quality care to our patients, increase profitability, maximize growth and increase stockholder value.

The 2015 short- and long-term criteria, described in further detail starting on page 40, emphasized our objectives as a Company, and our resulting compensation structure incorporated incentives tied to clinical care, profit and growth.

We will continue our ongoing engagement with our stockholders on corporate governance issues that are of interest to them or that our Board might be evaluating. The Compensation Committee will consider the feedback we receive from our stockholders in making future compensation decisions for our NEOs. We also believe it is important to maintain consistency with our compensation philosophy and approach, described in further detail below in the section entitled "Our Compensation Design and Philosophy," to continue to incentivize management toward short and long-term financial and operating goals, which are intended to create long-term stockholder value.

Consideration of Say-on-Pay Results and Pay for Performance

In June 2015, approximately 96% of the votes cast by stockholders at the annual meeting were voted in favor of the compensation program applicable to our NEOs, as described in the 2015 proxy statement. We believe the votes reflect support for our executive compensation program, particularly the scope and effectiveness of the changes we initially adopted in March 2014, and strong pay for performance alignment. We reached out to our largest institutional stockholders in late 2015 to discuss our existing compensation structure. During these discussions, stockholders expressed general satisfaction with our executive compensation program, and emphasized continued pay-for-performance. While we did not modify our executive compensation program in response to the prior year say-on-pay vote, based on the feedback we received from our stockholders, we refined our short-term incentive and long-term incentive programs to tailor the programs to each NEO by adding performance measures reflective of the particular NEO's business division.

Our Compensation Design and Philosophy

Our ability to recruit and retain highly qualified executives is essential to our long-term success. An important goal in the design of our executive compensation program, in addition to clinical differentiation and creating stockholder value, is to attract and retain outstanding leaders who possess the skills and talent necessary to achieve our business goals and objectives, and who embody our mission and values. We believe it is in the best interests of our stockholders to attract and retain talented leaders, and we strive to do so by providing compensation that we believe is reasonable, provides the best value for our stockholders, aligns incentives, and is sufficient to achieve our recruitment and retention objectives.

Our ultimate objective is to continue to create long-term stockholder value by being a leader in clinical differentiation, generating strong overall revenue growth, increasing market share, improving clinical outcomes, growing operating margins, increasing Medicare Advantage enrollment, and delivering consistently strong total stockholder return.

In order to achieve this objective, we have established an executive compensation program that we believe:

  (i)
  rewards superior clinical outcomes;

  (ii)
  rewards strong Company performance;

  (iii)
  aligns our executives' interests with our stockholders' interests; and

  (iv)
  is competitive within the health care services, diagnostics, managed care and solutions markets so that we can attract and retain outstanding executives.

36

Compensation Discussion and Analysis

2015 Financial and Performance Highlights

Our overall financial and operating performance was strong for 2015 despite the challenges we faced with Medicare reimbursement and a large increase in pharmaceutical costs in the Kidney Care division and Medicare Advantage reimbursement in the HCP division. We believe that the NEOs were instrumental in achieving these results, including the following major achievements and financial operating performance indicators in 2015:

  •
  improved clinical outcomes in our U.S. dialysis operations, including second year in a row as leader of the Five-Star Quality Rating System created by the Centers for Medicare and Medicaid Services;
  •
  consolidated net revenue growth of 7.7%;
  •
  net revenue growth of 5.2% related to our U.S. dialysis segment operations as a result of an increase in revenue per treatment of $6;
  •
  an increase in HCP's net revenue of 9.6% related to an increase of its fee-for-service business and senior capitated revenue;
  •
  an increase in other ancillary services and strategic initiatives net revenue of 21.3%;
  •
  U.S. dialysis treatment growth of 4.1%;
  •
  normalized non-acquired U.S. dialysis treatment growth of 3.9%;
  •
  net addition of 72 U.S. dialysis centers and 27 international dialysis centers;
  •
  strong operating cash flows of $1.557 billion, which have been reduced by approximately $304 million of after-tax payments made in connection with the settlement of the Vainer private civil suit; and
  •
  a $1.5 billion financing to lower interest rate, extend maturities and enhance liquidity.

The Company's TSR from the first quarter of 2000 (our CEO's first full quarter with the Company) through the fourth quarter of 2015 was approximately 3,298%, putting the Company in the top 10 of all current S&P 500 companies over that period.

We believe our U.S. dialysis and related lab services clinical outcomes compare favorably with other dialysis providers in the United States and generally exceed the dialysis outcome quality indicators of the National Kidney Foundation. Our clinical outcomes mean better quality of life for approximately 180,000 dialysis patients we serve.

Linking 2015 NEO Compensation to Performance

Our compensation program for our NEOs emphasizes compensation based on performance and is designed to align our NEOs' interests with those of our stockholders, and to permit individuals who have performed well in creating and protecting significant long-term value for the Company and its stockholders to share in the value generated. To this end, our compensation program emphasizes variable compensation in the form of cash and equity awards over fixed compensation.

When establishing the compensation for our NEOs for 2015, the Compensation Committee gave significant weight to our sustained record of strong operating performance as highlighted above, our improvement in strategic positioning and our continued strong clinical performance, particularly in light of ongoing general economic volatility and significant industry regulatory challenges and uncertainty. In 2015, we continued to lead industry public policy efforts, achieving favorable outcomes for the industry and the Company. The Compensation Committee balanced its evaluation of the Company's financial and clinical performance by also considering the Company's implementation of the Corporate Integrity Agreement with the United States Department of Health and Human Services, Office of Inspector General, healthcare reform, changes to government reimbursement policies, other significant healthcare regulatory changes, as well as the government investigations affecting the Company. The Compensation Committee also took into account Kidney Care's strong performance and HCP's underperformance. HCP has experienced declines in its financial performance, thereby partially offsetting Kidney Care's strong financial performance. HCP's underperformance is primarily driven by government reimbursement cuts and our inability to mitigate those cuts in their entirety. When establishing 2015 compensation for our NEOs, the Compensation Committee considered these and other factors in the context of evaluating the impact that individual NEO performance had in achieving these

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      37

results and responding to these challenges. The following table shows the 2015 total direct compensation (base salary, annual performance-based cash award and long-term incentive award) determined by the Compensation Committee for each NEO who remained an executive officer on December 31, 2015. This table is not a substitute for the information disclosed in the 2015 Summary Compensation Table and related footnotes, which begin on page 54.

Name	Base Salary[1]	Annual Cash Award	Annual LTI Award[2]	2015 Supplemental STI Program
Kent J. Thiry	$1,200,000	$2,225,186	$7,142,616	—

Javier J. Rodriguez	$800,000	$1,700,000	$6,407,089	$2,363,661

Michael D. Staffieri	$583,270	$1,020,000	$3,674,047	$1,240,922

Dennis L. Kogod	$800,000	$200,000	—	—

James K. Hilger	$366,635	$195,000	$489,141	—

1
The amounts reported here reflect the base salary amounts actually paid during the 2015 fiscal year.
2
The amounts reported under the Annual LTI Award column consist of the grant date fair value of all 2015 equity awards (both SSARs and PSUs) as well as the target value of the 2015 performance-based cash awards.

Given the emphasis on variable compensation, the Compensation Committee determined to limit increases to fixed compensation amounts in 2015 such that the base salaries of our NEOs were retained at 2014 levels, other than Mr. Staffieri's base salary, which was increased in 2015 pursuant to the Compensation Committee's review of his performance as the Chief Operating Officer of Kidney Care and consideration of comparative market data provided by the committee's outside compensation consultant, Compensia, and Mr. Hilger's base salary, which was increased in 2015 in connection with his expanded role as the Interim Chief Financial Officer. The following pie charts illustrate the allocation of the total direct compensation that the NEOs above earned or, in the case of the long-term incentives, were granted with respect to 2015:

Compensation Summary CEO	Compensation Summary Other NEOs

The Compensation Committee believes that the above compensation structure struck an appropriate balance by promoting long-term stockholder value creation without motivating or rewarding excessive risk-taking.

38

Compensation Discussion and Analysis

Stockholder Interest Alignment

Our executive compensation is designed to focus on pay-for-performance and to align the interests of our executives with the long-term interests of our stockholders. Our incentive criteria focus on performance-based compensation that aligns with our strategic, operational and financial objectives in creating stockholder value. Our CEO receives all long-term compensation in the form of equity compensation, while other executives receive long-term compensation in the form of both equity compensation and cash-based incentive compensation. Our long-term equity compensation is comprised of stock-settled stock appreciation rights ("SSARs") and performance stock units ("PSUs"). At least 50% of our CEO's equity awards and at least 25% of the other executive officers' awards are in the form of PSUs. To create close alignment with stockholder value creation, relative TSR was selected as the performance criteria for 50% of the PSUs granted to each of our participating NEOs in 2015. The equity awards are further subject to time vesting — equity awards granted in 2015 vest 50% on each of the third and fourth anniversaries of the grant date. The combination of performance-based metrics and extended vesting schedules is intended to assist in the long-term retention of executives and further the alignment of the interests of our executives with the long-term interests of our stockholders. A key component of our executive compensation philosophy and design is that stock-based compensation creates an incentive for the executives to contribute to the overall success of the Company and to take actions that result in the creation of long-term stockholder value.

Key Features of Our Executive Compensation Program

We Do	We Do Not
Have double trigger change of control provisions for acceleration of equity award vesting	Provide excise tax gross-ups on change of control payments for new or materially amended agreements entered into since 2008[1]

Limit severance payments to not more than three times base salary and bonus	Re-price or replace underwater stock options or stock appreciation rights

Provide for multi-year vesting periods for equity award grants to reinforce a culture in which the Company's long-term success takes precedence over volatile short-term results	Have our Compensation Committee's independent compensation consultant provide any other services to the Company

Have our Compensation Committee use an independent compensation consultant	Have a defined benefit pension plan

Have a clawback policy that permits recovery of bonuses, incentive and equity-based compensation from executives	Allow hedging of the Company's securities by directors, executives and other employees

Seek stockholder feedback on our executive compensation program	Allow directors, executives and other employees to pledge the Company's securities as collateral for a loan

Apply meaningful stock ownership guidelines to strengthen alignment of executives' and stockholders' interests

1
We have not provided for tax gross-ups in any employment agreements or amended employment agreements entered into after July 2008. Our CEO has the only remaining legacy agreement that contains a tax gross-up; however, no gross-up would have been payable under his agreement in any of the prior five years if a change of control had occurred. See "Potential Payments Upon Termination or Change of Control" on pages 61 to 66.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      39

Elements of Compensation

The elements of direct compensation offered under our executive compensation program include both fixed (base salaries) and variable (annual and long-term incentives) compensation.

Base Salary

We compensate our executives with a base salary because we believe it is appropriate that some portion of compensation be provided in a form that is liquid and assured. Base salaries are initially established at levels necessary to enable us to attract and retain highly qualified executives with reference to comparative pay within the Company for executives with similar levels of responsibility, the prior experience of the executive, and expected contributions to Company performance.

We do not guarantee salary adjustments on an annual basis. During March of each year, the Compensation Committee considers adjustments to base salary as part of the overall annual compensation assessment for our executives. Our CEO typically provides the Compensation Committee with his recommendation regarding merit-based increases for each executive officer other than himself. The CEO's base salary is recommended by the Compensation Committee with input from Compensia, the Compensation Committee's independent compensation consultant, and Compensia's analysis of CEO compensation of our comparator peer group, and approved by the independent members of the Board of Directors.

Consistent with our emphasis on performance-based compensation and the Compensation Committee's decision to limit increases to fixed compensation amounts in 2015, the Compensation Committee maintained the base salaries of Mr. Thiry, Mr. Rodriguez and Mr. Kogod at 2014 levels. Mr. Staffieri's base salary was increased in 2015 pursuant to the Compensation Committee's review of his performance as Chief Operating Officer of the Company's Kidney Care division and consideration of comparative market data provided by the Compensation Committee's outside compensation consultant, Compensia. Mr. Hilger's base salary was also increased in 2015 in connection with the increasing accounting complexity of the Company's business operations and transactions. The base salaries for 2014 and 2015 for our NEOs who remained executive officers on December 31, 2015 are shown in the following table.

Name	2014 Base Salary[1]	2015 Base Salary[2]
Kent J. Thiry	$1,200,000	$1,200,000

Javier J. Rodriguez	$800,000	$800,000

Michael D. Staffieri	$550,000	$600,000

Dennis L. Kogod	$800,000	$800,000

James K. Hilger	$350,000	$375,000

1
The amounts reported reflect the annual base salaries approved in March 2014.
2
The amounts reported reflect the annual base salaries approved in April 2015.

Short-Term Incentive Program (STI Program) for 2015

The STI program awards in 2015 were granted pursuant to the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan, as amended and restated (the "2011 Plan"), which permits the issuance of stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock units, equity and cash-based performance awards, as well as other forms of equity awards.

Under the STI program in 2015, each NEO was eligible for a maximum annual performance-based bonus potential calculated as a multiple of the annual salary approved in March 2015 by the Compensation Committee, and with respect to the CEO, the Board, as summarized in the table below. Since Mr. Hilger is the Interim Chief Financial Officer, he is not subject to the terms of the 2015 STI program. Instead, for 2015, Mr. Hilger received a discretionary cash bonus equal to $195,000 in recognition of his performance as Interim Chief Financial Officer during 2015.

Name	2015 Base Salary	Multiple of 2015 Base Salary	2015 STI Maximum Bonus Potential
Kent J. Thiry	$1,200,000	3.0x	$3,600,000

Javier J. Rodriguez	$800,000	2.5x	$2,000,000

Michael D. Staffieri	$600,000	2.0x	$1,200,000

Dennis L. Kogod	$800,000	2.5x	$2,000,000

Each performance metric under our STI program was assigned a relative weight to determine the percentage of the maximum bonus potential for which each executive was eligible. The percentage of the maximum bonus potential was determined based on results achieved in 2015, and the Compensation Committee could then exercise negative discretion to reduce the annual bonus payment based on changed or special circumstances, or factors that may not have been anticipated when the criteria range for the metrics was established.

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Compensation Discussion and Analysis

The tables below summarize the relative weights, criteria range, maximum performance based eligibility range, actual performance and maximum eligible payout achieved for each of the 2015 STI performance metrics, as well as the actual payout percentage and amount for each NEO who remained an executive officer as of December 31, 2015, other than Mr. Hilger.

Kent J. Thiry

			Maximum Performance Based Eligibility Range			Maximum Eligible Payout Achieved
2015 STI Performance Metrics	Weight	Criteria Range	(%)	($)	Actual Performance	(%)	($)
Enterprise Adjusted Operating Income	50%	$1,788 million to $1,900 million[1]	25% - 100%	$450,000 - $1,800,000	$1,898 million	75%	$1,350,000

HCP Adjusted Operating Income	20%	$238 million to $275 million[1]	25% - 100%	$180,00 - $720,000	$240 million	25%	$180,000

Kidney Care Catheter Rate	5%	13.35% to 13.15% (lower is better) and 15% better than industry	50% - 100%	$90,000 - $180,000	13.06%	100%	$180,000

Kidney Care Non Acquired Growth	10%	4.3% to 4.9%[2]	50% - 100%	$180,000 - $360,000	3.9%	0%	$0

HCP Star Metrics	5%	Customized index range	30% - 100%	$54,000 - $180,000	Internal index value	86.2%	$155,186

HCP Medicare Advantage Enrollment Growth	10%	5% to 20% above industry	25% - 100%	$90,000 - $360,000	>20%	100%	$360,000

				Total Eligible STI Bonus		61.8%	$2,225,186

				Total Actual STI Bonus		61.8%	$2,225,186

1
The percentage of maximum bonus for which Mr. Thiry is eligible is determined based on the top 75% of the guidance ranges for fiscal year 2015 provided to our investors with our fourth quarter 2014 earnings release, the latest guidance ranges available to the Compensation Committee at the time it approved this performance condition.
2
For relative context, overall industry growth in 2013 (the latest information available as of 3/31/16) was 3.5% and the compound annual growth rate from 2009 to 2013 was 3.6%. The foregoing data are based on the 2015 Annual Data Report, United States Renal Data System, Table D.1 "Percentages and counts of reported ESRD patients: by treatment modality." This includes the results of our Company, without which the industry growth rates would be lower.

Javier J. Rodriguez

			Maximum Performance Based Eligibility Range			Maximum Eligible Payout Achieved
2015 STI Performance Metrics	Weight	Criteria Range	(%)	($)	Actual Performance	(%)	($)
Core Kidney Care Adjusted Operating Income	70%	$1,550 million to $1,625 million[1]	25% - 100%	$350,000 - $1,400,000	$1,658 million[1]	100%	$1,400,000

Kidney Care Catheter Rate	15%	13.35% to 13.15% (lower is better) and 15% better than industry	50% - 100%	$150,000 - $300,000	13.06%	100%	$300,000

Kidney Care Non Acquired Growth	15%	4.3% to 4.9%[2]	50% - 100%	$150,000 - $300,000	3.9%	0%	$0

				Total Eligible STI Bonus		85%	$1,700,000

				Total Actual STI Bonus		85%	$1,700,000

1
Criteria range represents the top 75% of the public guidance range for fiscal year 2015 for our Kidney Care division at the time this performance metric was developed. Core Kidney Care Adjusted Operating Income is a subset of Kidney Care Adjusted Operating Income that excludes certain non-core business units. Actual Performance represents actual Adjusted Operating Income for our Kidney Care division.
2
For relative context, overall industry growth in 2013 (the latest information available as of 3/31/16) was 3.5% and the compound annual growth rate from 2009 to 2013 was 3.6%. The foregoing data are based on the 2015 Annual Data Report, United States Renal Data System, Table D.1 "Percentages and counts of reported ESRD patients: by treatment modality." This includes the results of our Company, without which the industry growth rates would be lower.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      41

Michael D. Staffieri

			Maximum Performance Based Eligibility Range			Maximum Eligible Payout Achieved
2015 STI Performance Metrics	Weight	Criteria Range	(%)	($)	Actual Performance	(%)	($)
Core Kidney Care Adjusted Operating Income	70%	$1,550 million to $1,625 million[1]	25% - 100%	$210,000 - $840,000	$1,658 million[1]	100%	$840,000

Kidney Care Catheter Rate	15%	13.35% to 13.15% (lower is better) and 15% better than industry	50% - 100%	$90,000 - $180,000	13.06%	100%	$180,000

Kidney Care Non Acquired Growth	15%	4.3% to 4.9%[2]	50% - 100%	$90,000 - $180,000	3.9%	0%	$0

				Total Eligible STI Bonus		85%	$1,020,000

				Total Actual STI Bonus		85%	$1,020,000

1
Criteria range represents the top 75% of the public guidance range for fiscal year 2015 for our Kidney Care division at the time this performance metric was developed. Core Kidney Care Adjusted Operating Income is a subset of Kidney Care Adjusted Operating Income that excludes certain non-core business units. Actual Performance represents actual Adjusted Operating Income for our Kidney Care division.
2
For relative context, overall industry growth in 2013 (the latest information available as of 3/31/16) was 3.5% and the compound annual growth rate from 2009 to 2013 was 3.6%. The foregoing data are based on the 2015 Annual Data Report, United States Renal Data System, Table D.1 "Percentages and counts of reported ESRD patients: by treatment modality." This includes the results of our Company, without which the industry growth rates would be lower.

Dennis L. Kogod

			Maximum Performance Based Eligibility Range			Maximum Eligible Payout Achieved
2015 STI Performance Metrics	Weight	Criteria Range	(%)	($)	Actual Performance	(%)	($)
HCP Adjusted Operating Income	30%	$238 million to $275 million[1]	25% - 100%	$150,000 - $600,000	$240 million	25%	$150,000

Specified HCP Market Adjusted Operating Income	30%	Range related to internal budget	25% - 100%	$150,000 - $600,000	Below budget	0%	$0

International Adjusted Operating Income	20%	Range related to internal budget	25% - 100%	$100,000 - $400,000	Below budget	0%	$0

HCP Star Metrics	20%	Customized index range	30% - 100%	$120,000 - $400,000	Internal index value	86.2%	$344,859

				Total Eligible STI Bonus		24.7%	$494,859

				Total Actual STI Bonus		10%	$200,000	[2]

1
The percentage of maximum bonus for which Mr. Kogod is eligible is determined based on the top 75% of the guidance range for fiscal year 2015 for our HealthCare Partners division provided to our investors with our fourth quarter 2014 earnings release, the latest guidance range available to the Compensation Committee at the time it approved this performance condition.
2
The Compensation Committee exercised negative discretion to reduce Mr. Kogod's STI bonus to $200,000 as a result of underperformance in our HealthCare Partners division and our international business.

Supplemental STI Program for 2015

The 2015 Supplemental STI Program is a one-time program created under the 2011 Plan to provide our non-CEO NEOs cash incentive award opportunities that are: (1) tied to 2015 operating results in the dialysis and related lab services operating segment and (2) comparable to that of other non-NEO executives. Mr. Thiry was not eligible to participate in the 2015 Supplemental STI Program because his LTI awards are all equity-based.

The cash-based LTI Program the Company created in early 2013 contemplated a payout of at least 50% of target to the program participants if the 2015 adjusted operating income for the dialysis and related lab services operating segment exceeded $1,597 million, and a payout of at least 150% if the 2015 adjusted operating income was at least or exceeded $1,742 million.

Under the 2013 cash-based LTI Program, the maximum payout an NEO could receive was 150%, whereas other non-NEO executives could receive additional amounts by participating in a funding pool, the size of which was a function of 2015 adjusted operating income for the dialysis and related lab services operating segment in excess of $1,742 million. The reason for this restriction on NEOs was that any payout beyond 150% under the program was to be based on a retrospective non-formulaic assessment of each individual participant of the program, and payment based on such a retrospective non-formulaic assessment for NEOs would not be tax-deductible to the Company.

When it became clear that the Kidney Care NEOs were the primary drivers of the 2015 adjusted operating income for the dialysis and related lab services operating segment, the Compensation Committee implemented the 2015 Supplemental STI Program to

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Compensation Discussion and Analysis

give the Kidney Care NEOs an opportunity to earn additional compensation comparable to non-NEO executives. Each NEO was eligible for an incremental 0% to 250% payout (in addition to the 150% formulaically earned under the 2013 cash-based LTI Program) to the extent the 2015 adjusted operating income for the dialysis and related lab services operating segment exceeded $1,742 million (the threshold for 150% payout under the 2013 cash-based LTI Program). To be eligible for the maximum 250% payout under the 2015 Supplemental STI Program, the 2015 adjusted operating income for the dialysis and related lab services operating segment would have to be at least $2,143 million. Since the 2015 adjusted operating income for the dialysis and related lab services operating segment was $1,857 million, the NEOs were eligible for an incremental 72% payout. Specifically, Messrs. Rodriguez and Kogod each had a target under the 2013 cash-based LTI Program of $3,300,000 and earned 150%, or $4,950,000, based on the 2015 adjusted operating income for the dialysis and related lab services operating segment exceeding the threshold for 150% payout, payable 50% in 2016 and 50% in 2017. In addition, each was eligible for an incremental 72%, or $2,363,661, under the 2015 Supplemental STI Program. Similarly, Mr. Staffieri had a target under the 2013 cash-based LTI Program of $1,732,500 and earned 150%, or $2,598,750, payable 50% in 2016 and 50% in 2017. In addition, he was eligible for an incremental 72%, or $1,240,922 under the 2015 Supplemental STI Program. Messrs. Rodriguez and Staffieri received the maximum eligible amounts under the 2015 Supplemental STI Program because both NEOs were determined to be instrumental in driving the results for the 2015 dialysis and related lab services operating segment. The Compensation Committee exercised its negative discretion for Mr. Kogod, who transitioned from Kidney Care to HCP in March 2014, given his minimal role in dialysis and related lab services, resulting in Mr. Kogod receiving no amount under the 2015 Supplemental STI Program. All amounts under the 2015 Supplemental STI Program were paid to Messrs. Rodriguez and Staffieri in 2016.

Long-Term Incentive Program (LTI Program) for 2015

LTI program awards are granted pursuant to the 2011 Plan. Our LTI program is designed to provide a link to long-term stockholder value through equity awards for all executives, while also providing a more direct tie to our various lines of business for which executives are responsible through cash-based performance awards targeting internal operating performance metrics consistent with our existing compensation philosophy.

Equity Awards

While we emphasize stock-based compensation, we do not designate a target percentage of total compensation as stock-based. We instead maintain discretion to respond to changes in executives and Company performance and related objectives, as well as to changes in remaining relative values that have yet to be vested. We believe that our emphasis on stock-based compensation creates an alignment of interests between our executives and our stockholders. Grants of equity awards also serve as an important tool for attracting and retaining executives. To vest in equity awards and earn the full benefit of the award, executives must remain employed for a multi-year vesting period, typically over four years, which reinforces a culture in which the Company's long-term success takes precedence over volatile and unsustainable short-term results.

Each year, the Compensation Committee recommends to the full Board an aggregate equity award pool that will be available for grants to all eligible recipients of equity awards, based on (i) the historical amounts granted, (ii) the amount of equity held by participants that is currently in-the-money, (iii) the number of shares we expect to be forfeited due to anticipated departures, and (iv) the number of shares that will likely be required both to retain and incentivize our highest-potential and highest-performing employees and to attract new employees we expect to hire during the coming year. The Compensation Committee may also recommend the establishment of special purpose share budgets for proposed interim grants. After considering such recommendations, the Board approves a budget and delegates authority to the Compensation Committee to make awards to our executive officers and other employees. The equity awards that are granted to our executives are generally made annually (typically in the first half of the year). Discretionary interim awards to our executives may be made during the year to address special circumstances, such as retention concerns, promotions and special performance recognition awards, and new hire awards. Our annual equity awards are generally awarded upon the completion of performance reviews and in connection with the Compensation Committee's decision and review process regarding other forms of direct compensation. The timing of the interim grants is contingent upon individual circumstances. Under the terms of the 2011 Plan, awards are granted with an exercise or base price not less than the closing price of our common stock on the date of grant. Furthermore, the 2011 Plan prohibits repricing or replacing underwater stock options or stock appreciation rights without prior stockholder approval.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      43

Stock-settled Stock Appreciation Rights

The majority-of our equity awards to executives are in the form of stock-settled stock appreciation rights, which only derive value if the market value of our common stock increases. The economic value and tax and accounting treatment of SSARs are comparable to those of stock options, but SSARs are less dilutive to our stockholders because only shares with a total value equal to the grantee's gain (the difference between the fair market value of the base shares and their base price) are ultimately issued. SSARs are granted with a base price not less than the closing price of our common stock on the date of grant and vest based on the passage of time. SSARs granted in 2015 vest 50% on each of June 2, 2018 and June 2, 2019.

Performance Stock Units

As part of our compensation program, we also award PSUs to our top executives who become one of the NEOs in any given year. PSUs are granted under the 2011 Plan and typically vest based on a combination of accomplishment of performance metrics and passage of time over a period of three or more years, but the Compensation Committee may approve alternative vesting schedules based on performance, timing of vesting of individual outstanding grants and other retention related factors.

A minimum of 50% of the CEO's equity compensation and 25% of each of Messrs. Rodriguez and Staffieri's equity compensation is awarded in the form of PSUs, which fully vest in four years (50% on June 2, 2018, and 50% on June 2, 2019) so long as performance goals have been met. Based on the level of achievement, more or less than 100% of the target PSUs can vest based on the achievement of the underlying performance. Mr. Hilger was not granted PSUs due to his interim status as Chief Financial Officer.

The tables below summarize the criteria range and percent range of target PSUs for each of the 2015 PSU performance metrics and detail the relative weightings of each 2015 PSU performance metric for Messrs. Thiry, Rodriguez and Staffieri. The performance periods for these metrics run through 2017, or in the case of Relative TSR through March 31, 2019 and, therefore, we are not able to present performance against these metrics at this time. Given the market and operating conditions at the time the targets were set, the target vesting levels were designed to be achievable with strong management performance, while maximum vesting levels were designed to be difficult to achieve.

2015 PSU Performance Metrics	Criteria Range	Percent of Target PSUs

Kidney Care Quality Incentive Program	10% to 40% (below rest of industry)	50% - 100%

Kidney Care Non Acquired Growth	3.95% to 4.70%	50% - 150%

HCP New Market Success	2 to 6 markets that meet threshold	50% - 200%

HCP New Market Adjusted Operating Income	50% to 200% of internal goal	50% - 200%

DaVita Rx Specialty Drugs Contracts	50% to 200% of internal goal	50% - 200%

Paladina Members	180% to 541% growth over 3 years	50% - 200%

Village Health Hospital Admission Rate	Range tied to internal goal	50% - 200%

Relative TSR	40th percentile to 90th percentile	50% - 200%

	Performance Metrics Weightings
2015 PSU Performance Metrics	Kent J. Thiry	Javier J. Rodriguez	Michael D. Staffieri
Kidney Care Quality Incentive Program	10%	20%	20%

Kidney Care Non Acquired Growth	10%	20%	20%

HCP New Market Success	7.5%

HCP New Market Adjusted Operating Income	7.5%

DaVita Rx Specialty Drugs Contracts	5%

Paladina Members	5%

Village Health Hospital Admission Rate	5%	10%	10%

Relative TSR	50%	50%	50%

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Compensation Discussion and Analysis

Cash-Based Performance Awards

In 2015, the Compensation Committee granted cash-based performance awards to Messrs. Rodriguez, and Staffieri. Mr. Thiry received all of his 2015 LTI awards in the form of equity (SSARs and PSUs). Mr. Kogod's cash-based performance award for 2014 and his cash-based and equity awards for 2015 were delayed to 2016, when cash-based performance awards for 2014 and cash and equity-based awards for 2015 will be made to other executives of the Company's HCP division. Since there was no long-term cash-based incentive plan at HCP, and no such plan had previously existed at HCP, the grant of cash-based performance awards to HCP executives was delayed to allow time for the proper structuring of a long-term cash-based incentive plan. In addition, because the value of the cash-based award is linked to the value of the equity-based awards, the 2015 equity awards to HCP executives were also delayed to 2016. As a result, LTI awards for HCP executives in 2016, including Mr. Kogod, will appear greater than a typical annual grant since they will effectively represent grants for multiple years.

The Compensation Committee determines the target award value for NEOs' cash-based performance awards in a manner similar to how it determines the amount of equity awards to grant; that is, based on individual and Company historical and expected performance, including an executive's ability to influence the targeted performance measure. The aggregate target value of cash-based performance awards available for allocation to our executives is approved by the full Board for administration by the Compensation Committee along with the aggregate equity award pool.

The cash-based performance awards granted in 2015 will vest on April 1, 2018, subject to the NEO's continued employment and the achievement of performance conditions relating to adjusted operating income of the Company's dialysis and related lab services segment in 2017. Under the terms of the 2011 Plan, the maximum annual amount of any cash-based performance awards payable to any executive is $10,000,000 in a 12 month period. However, the Compensation Committee established target award values for each of Messrs. Rodriguez, Staffieri and Hilger at the time of grant, at amounts substantially lower than the maximum under the 2011 Plan.

In early 2016, Messrs. Rodriguez, Staffieri, Kogod and Hilger received payouts under the 2013 long-term cash-based performance awards granted under the

Company's 2011 Plan. Payouts under the 2013 long-term cash-based performance awards are paid 50% in early 2016 and 50% in early 2017. The payment in 2017 is not subject to any incremental performance conditions, but only to continued employment at the time of vesting, April 1, 2017. Mr. Rodriguez and Mr. Kogod each earned $4,950,000. Mr. Staffieri earned $2,598,750, and Mr. Hilger earned $309,375 for performance exceeding the maximum 150% payout level as a result of adjusted operating income achieved for the dialysis and related lab services operating segment of $1,857 million for fiscal year 2015 compared to a target of $1,669 million at the 100% payout level. These earned amounts were paid 50% in 2016, and the remaining 50% will be paid in 2017. In addition, as discussed above under "Supplemental STI Program for 2015," Messrs. Rodriguez, Kogod and Staffieri were eligible for additional amounts subject to negative discretion based on exceptional performance above the maximum 150% payout level under the 2013 long-term cash-based incentive program. They became eligible for these additional amounts through the 2015 STI program put in place in early 2015 to make their incentive award opportunity tied to 2015 operating results in the dialysis and related lab services operating segment comparable to that of other non-NEO executives, while maintaining the additional discipline of negative discretion by the Compensation Committee. Please see "Supplemental STI Program for 2015" for further information regarding these payouts.

Determining LTI Program Award Amounts

The Compensation Committee reviews the annual LTI program award recommendations for our NEOs and other executives in advance of the grant date with the input of our CEO and the committee's outside compensation consultant, Compensia. Based upon a review of equity award shares available, their dilutive effect on stockholders, long-term share budgeting restrictions, cash-based performance award dollars available and recommendations from management, the Compensation Committee recommends for Board approval the aggregate equity and cash LTI program award pools for the year. In considering how to distribute the equity and cash-based performance award units in the respective LTI program award pools, our CEO, together with a team that includes other senior executives, gives differential attention to high-potential individuals whom the Company believes will be the future senior leaders of the Company, and to other high-performing individuals whose performance in their current positions exceeded expectations.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      45

Each such high-potential and/or high-performing employee is then individually reviewed, from a holistic perspective, starting with a review of such employee's historical compensation, including his or her initial base salary, any base salary increases during his or her tenure with the Company and performance cash bonuses and equity and long-term cash-based incentive award grants over his or her career at the Company. A determination is then made as to the amount and number of cash and equity LTI program award units that should be granted and the appropriate vesting schedules and performance conditions that should be implemented for such awards in order to retain and continue to motivate these high-quality, high-performing individuals. Our goal is to achieve fairness in compensation and motivate performance over the course of multiple years, which is the reason we take into account all compensation that has been awarded to such individuals over their respective careers at the Company when making prospective award decisions.

The Compensation Committee also evaluates the market competitiveness of the Company's compensation for its NEOs and other executive officers by analyzing its historical and proposed compensation changes in light of compensation practices among its comparator peer group as provided in an annual assessment by Compensia, the Compensation Committee's independent compensation consultant.

After taking into account the elements set forth above, the Compensation Committee approved LTI program award grants to our NEOs in 2015, except for Mr. Thiry, whose LTI program award grant was approved by the independent members of the Board as required by the committee's charter. All of the SSARs, PSUs and cash-based performance awards granted to our NEOs were granted in June 2015 after the completion of the review and approval by the Compensation Committee, and with respect to Mr. Thiry, by the independent members of the Board. The table below shows the aggregate number of shares subject to SSARs and PSUs, and the base target value of the cash-based performance awards granted to each of our NEOs in 2015, who remained executive officers as of December 31, 2015.

2015 Long-term Incentive Awards	Shares Subject to SSARs (#)	Shares Subject to PSUs (#)	Shares Subject to RSUs (#)	Target Cash-Based Performance Award Value ($)

Kent J. Thiry	179,041	48,323	—	—

Javier J. Rodriguez	46,551	12,564	—	4,550,000

Michael D. Staffieri	40,284	3,624	—	2,625,000

Dennis L. Kogod	—	—	—	—

James K. Hilger	5,968	—	1,492	250,000

The 2015 SSAR, PSU and RSU awards above vest 50% on each of June 2, 2018 and June 2, 2019, the third and fourth anniversaries, respectively, of the grant date. In each case, vesting is subject to the NEO's continued employment and, in the case of PSUs, the achievement of the underlying performance conditions. The cash-based performance awards vest 100% on April 1, 2018, subject to the NEO's continued employment and the achievement of performance conditions relating to adjusted operating income of the Company's dialysis and related lab services segment in 2017. Given the market and operating conditions at the time the targets were set, the target vesting levels were designed to be achievable with strong management performance.

Executive Compensation Program for 2016

We are using performance metrics consistent with 2015 for our 2016 STI Program. We are currently in the process of finalizing the 2016 LTI Program, and anticipate that the broad structure will remain the same as for 2015. Consistent with our practice, we also plan to reach out to our stockholders for feedback on compensation of our executive officers and consider any changes and adjustments to our compensation policies and practices suggested by our stockholders.

Personal Benefits and Perquisites

As described above, our compensation program for NEOs emphasizes compensation based on performance and compensation which serves to align our NEOs' interests with those of our stockholders. As a result, the Compensation Committee has determined that the Company should provide few perquisites to NEOs. We believe that the perquisites and personal benefits that we provide support important attraction and retention objectives. We also consider the extent to which the perquisite or personal benefit provided serves to enhance the performance of our NEOs in light of the demands on these individuals' time. The perquisites and personal benefits available to our NEOs are reviewed annually by the Compensation Committee.

The Compensation Committee has authorized the personal use of fractionally-owned or chartered corporate aircraft by some of our NEOs. The Compensation Committee believes that access to an aircraft for personal travel enables our NEOs to maximize their work hours, particularly in light of their demanding business travel schedules. One of the Compensation Committee's objectives is to ensure that our NEOs are afforded adequate flexibility to allow for sufficient personal time in light of the significant demands of the Company. The Compensation Committee and our CEO allocate a fixed number of

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Compensation Discussion and Analysis

hours for personal use by identified NEOs and consider the allocated amount as part of the NEO's total compensation. The Compensation Committee and our CEO use their discretion when determining the number of allocated hours and displace other forms of compensation that otherwise would have been awarded to the NEO.

Our CEO is authorized by the Compensation Committee to use a fractionally-owned or chartered corporate aircraft for business purposes and long-distance commuting, and for a fixed number of hours per year for personal use instead of additional cash compensation that would have otherwise been paid. Other executives of the Company are authorized on a limited basis to use a fractionally-owned or chartered corporate aircraft for a fixed number of hours for business purposes and to a much lesser extent for a fixed number of hours per year for personal use. As part of our CEO's aggregate compensation package, the Compensation Committee approves a fixed number of hours for personal use each year and unused hours from the prior year are available for use the following year. When determining the number of hours of personal use of aircraft to award, the Compensation Committee takes into consideration Mr. Thiry's overall compensation package. If Mr. Thiry were to exceed the fixed number of hours for personal use that is unrelated to business or long-distance commuting in a given year, the excess hours of personal use would offset the number of hours approved by the Compensation Committee the following year for personal use or Mr. Thiry would be required to compensate us directly, although historically he has not exceeded the hours authorized for personal use. The Compensation Committee reviews all business and personal use of the aircraft annually, including detailed passenger logs with special attention to mixed business and personal use and required reimbursements to the Company.

Deferred Compensation Program

Our deferred compensation program permits certain employees, including our NEOs, to defer compensation at the election of the participant or at the election of the Company. We maintain a Deferred Compensation Plan which allows certain employees, including our NEOs, to defer a percentage of their base salary, cash bonus and other compensation as identified by the Company. We do not utilize deferred compensation as a significant component of compensation and there are no Company contributions thereto or above-market returns available thereunder.

Severance and Change of Control Arrangements

We have entered into employment agreements with each of our NEOs. These agreements, among other things, provide for severance benefits in the event of a termination of employment in certain circumstances, including, with respect to certain NEOs, the departure of the NEO following a change of control of our Company. Each agreement is individually negotiated and the terms vary. When entering into employment agreements with our NEOs, we attempt to provide severance and change of control benefits which strike a balance between providing sufficient protections for the NEO while still providing post-termination compensation that we consider reasonable and in the interests of the Company and our stockholders. See "Potential Payments Upon Termination or Change of Control" beginning on page 61 of this Proxy Statement for a description of the severance and change of control arrangements set forth in our employment agreements with the NEOs.

The terms of individual agreements vary but under our current stock-based award agreements, accelerated vesting of stock-based awards is generally triggered when a change of control event occurs and either the acquiring entity fails to assume, convert or replace the stock-based award or the grantee's employment is terminated following a change of control or if the executive resigns for "good reason" or is terminated by the Company without "cause" as provided in his or her applicable employment agreement, all within a certain period of time after the effective date of the change of control event. The additional acceleration provisions in our stock-based award agreements further serve to secure the continued employment and commitment of our NEOs prior to or following a change of control. See "Potential Payments Upon Termination or Change of Control" beginning on page 61 of this Proxy Statement for more information regarding accelerated vesting under our stock-based award agreements.

Dr. Menzel stepped down as our Chief Financial Officer effective March 30, 2015, and in accordance with his then-existing compensation arrangement, received his base salary of $510,000 over a 12-month period beginning on May 5, 2015.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      47

Process for Determining NEO Compensation

Role of Independent Compensation Committee

Our executive compensation and benefits programs are designed and administered under the direction and control of the Compensation Committee. Our Compensation Committee, composed solely of independent directors, reviews and approves our overall executive compensation program, strategy and policies and sets the compensation of our executive officers.

When recruiting new executives, the Compensation Committee and our CEO evaluate the comparative compensation of executives within the Company with similar levels of responsibility, the prior experience of the executive and expected contributions to Company performance. Thereafter, each executive's compensation is reviewed annually by the Compensation Committee and CEO, and considered for adjustment based on individual performance and other factors.

When evaluating performance, we base compensation decisions on an assessment of Company and individual performance over the year, taking individual accomplishments into consideration in light of the totality of circumstances together with individual potential to contribute to the Company's future growth. We believe that all of our NEOs have the ability to influence overall Company policies and performance and, accordingly, should be accountable for Company-wide performance as well as the areas over which they have direct influence. The differences in total annual compensation levels among the NEOs are based on their individual roles and responsibilities within the Company and their relative individual performance. The Compensation Committee uses its judgment in awarding compensation to our NEOs in accordance with the overall objectives of the Company's compensation program.

The Compensation Committee takes into consideration a number of factors when determining the elements and amounts of compensation awarded to our NEOs, including individual performance, overall financial and non-financial performance of the Company for the year, individual skill sets and experience relative to industry peers, readiness for promotion, past and expected future performance, the importance and difficulty of achieving future Company and individual objectives, the value of each executive's outstanding equity awards, aggregate historical compensation, levels of responsibility and performance relative to other executives within the Company, importance to the Company and difficulty of replacement. The Compensation Committee also gives significant weight to our clinical performance and quality of patient care. Accordingly, Company-wide patient clinical outcomes and improvements in quality of patient care, and each NEO's contributions in those areas, can have a significant impact on NEO compensation.

The Company-wide factors taken into consideration by the Compensation Committee include, but are not limited to, the following:

  •
  overall revenue growth, increases in our treatment volume, market share increases, improvements in controlling treatment costs, operating income growth, operating margin growth and increases in earnings per share;
  •
  healthcare regulatory compliance initiatives;
  •
  improved strategic positioning;
  •
  improved positioning of the Company for continued growth and diversification;
  •
  improved organizational capabilities;
  •
  patient growth and geographic expansion;
  •
  relationships with private payors;
  •
  improved clinical outcomes, vaccination rates and other measures of quality of care;
  •
  relationships with medical directors and other physicians involved in our patient care;
  •
  selection and implementation of improved financial, operating and clinical information systems;
  •
  management performance in attracting and retaining high-performing employees throughout our organization and succession planning;
  •
  implementation of successful public policy efforts;
  •
  good corporate citizenship; and
  •
  advancement of strategic business initiatives supporting our mission to be the provider, partner and employer of choice.

The Compensation Committee retains discretion as to how to weigh these factors. There is no formal weighting of the individual elements considered and no particular elements are required to be considered with respect to a given individual or in any particular year.

48

Compensation Discussion and Analysis

When determining annual compensation for our NEOs, other than for our CEO, the Compensation Committee works closely with our CEO to review each individual's performance for the year and determine such NEO's compensation. Shortly following the end of each year, our CEO provides his assessment of each NEO's performance during the year based on his personal experience with the individual, the NEO's achievement of success in areas determined to be significant to the Company, and any changes in responsibility levels. The Compensation Committee also considers performance discussions that have taken place at the Board and Compensation Committee level regarding the NEOs, retention objectives and the future growth potential of the individual executive. Our CEO recommends to the Compensation Committee the amounts of cash and stock-based compensation for each of the NEOs. The Compensation Committee considers the recommendations made by the CEO regarding the other NEOs but retains the discretion to deviate from those recommendations. Neither the CEO nor other members of management provide a recommendation to the Compensation Committee with regard to the CEO's compensation.

The Compensation Committee evaluates our CEO's performance at the same time it sets the compensation of the other NEOs. When evaluating the performance of our CEO and making decisions about his compensation, the Compensation Committee considers overall Company performance as part of the assessment of our CEO's performance, in addition to the achievement of specific objectives to determine his compensation. The Compensation Committee also considers a self-assessment prepared by our CEO. As part of this self-assessment, our CEO reviews with the Compensation Committee the overall annual management objectives of the Company and his participation in the attainment, or level of responsibility for the shortfall, of such objectives. Approximately every other year, the Compensation Committee engages an outside independent consultant to conduct an in-depth analysis of our CEO's performance as a manager during the year. The most recent assessment took place in 2015. This evaluation involves a rigorous assessment of our CEO's performance by members of the senior management team. This assessment is reviewed by the Board and the Compensation Committee and is one of the many factors considered when making compensation decisions. As further described below, the Compensation Committee's independent compensation consultant provides the Compensation Committee with an analysis of comparative market data on the cash, stock-based compensation and total compensation for senior executives, including the CEO, at a group of comparable companies within our industry. The compensation package for our CEO is approved by the independent members of the Board after the Compensation Committee's recommendation for approval.

Role of Independent Compensation Consultant

The Compensation Committee has selected and directly retains the services of Compensia, an independent national compensation consulting firm. The Compensation Committee has the sole authority to retain or replace Compensia in its discretion. Compensia does not provide consulting services to the Company and may not provide such services without prior approval of the chair of the Compensation Committee. Accordingly, Compensia only provides compensation consulting services to the Compensation Committee, and works with the Company's management only on matters for which the Compensation Committee provides direction and is responsible. The Compensation Committee has assessed the independence of Compensia pursuant to the rules of the SEC and NYSE and concluded that Compensia's work for the Compensation Committee does not raise any conflicts of interest. The Compensation Committee periodically seeks input from Compensia on a range of external market factors, including evolving compensation trends, appropriate peer companies and market survey data. Compensia also provides general observations on the Company's compensation program, but it does not determine or recommend the amount or form of compensation for the NEOs.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      49

Market Competitiveness

We evaluate the overall competitiveness of our executives' total direct compensation each year in order to assist in executive retention. In 2014 and 2015, the Compensation Committee retained Compensia to perform a comprehensive market analysis of our executive compensation programs and pay levels and based upon the recommendation of Compensia adopted a revised comparator peer group in late 2014 to be used to evaluate 2014 bonus payouts and 2015 compensation decisions.

Compensia provided the Compensation Committee with an analysis of comparative market data on the cash, stock-based compensation and total compensation for senior executives at the companies within our comparator peer group. In addition to public executive compensation data, the Compensation Committee reviewed the compensation practices of our comparator peer group for purposes of benchmarking and understanding the general compensation practices of our peers. Our comparator peer group consists of the following companies, which are all in the health care services, diagnostics, managed care and solutions markets:

Company[1]	1-Year TSR[2]	3-Year Compound Annual TSR[2]	Market Capitalization (in millions)[2]	Net Income for Last 4 Quarters (in millions)[3]	Revenue for Last 4 Quarters (in millions)[3]
Abbott Laboratories[4]	-13.6%	5.9%	$55,740	$4,423	$20,405

Aetna[4]	11.9%	29.7%	$35,593	$2,390	$60,227

Anthem[4]	-1.7%	28.4%	$34,089	$2,560	$79,156

Baxter International[4]	-3.1%	2.0%	$20,044	$968	$9,968

Centene Corp.	13.7%	42.2%	$7,468	$355	$22,760

Community Health Systems, Inc.	-54.4%	-17.6%	$2,422	$158	$19,437

HCA Holdings, Inc.	-1.7%	22.7%	$27,744	$2,129	$39,678

Laboratory Corporation of America Holdings	-2.1%	7.9%	$11,381	$437	$8,680

Molina Healthcare, Inc.	7.9%	24.1%	$3,075	$143	$14,178

Quest Diagnostics Incorporated	-5.6%	6.5%	$9,391	$709	$7,493

Tenet Healthcare, Inc.	-35.9%	-11.3%	$2,671	$(140)	$18,634

Thermo Fisher Scientific[4]	6.0%	23.0%	$52,775	$1,975	$16,965

Universal Health Services, Inc.	10.2%	26.1%	$11,072	$681	$9,042

WellCare Health Plans[4]	4.3%	14.4%	$3,352	$119	$13,890

Summary Statistics:

75th Percentile	7.4%	25.6%	$32,503	$2,091	$22,171

50th Percentile	-1.7%	18.6%	$11,227	$695	$17,800

25th Percentile	-5.0%	6.0%	$4,381	$207	$10,949

DaVita	-10.6%	5.2%	$14,079	$270	$13,782

DaVita Percentage Rank	18%	22%	56%	27%	31%

1
The Company's peer group was compiled by Compensia and approved by the Compensation Committee. The following companies were deleted from the Company's 2014 peer group in late 2015 due to differences in size and/or business model or the peer group company ceasing to be an independent publicly-traded company: Catamaran, Health Net, HealthSouth, Humana, MEDNAX and Omnicare. These companies, however, were included in the Company's peer group at the beginning of the year to evaluate initial 2015 compensation decisions.
2
Data as of January 29, 2016.
3
Financial data generally publicly available as of January 29, 2016.
4
Added to the Company's comparator peer group in late 2015.

Our 2015 comparator peer group includes a diverse representation of various health care services, diagnostics, managed care, and solutions markets because we compete in these broad industry groups for executive talent. The Compensation Committee, in conjunction with Compensia, reviews the composition of this group annually and makes adjustments to the composition of the group as it deems appropriate in order to provide a fairly consistent measure for comparing executive compensation. We believe that our comparator peer companies are comparable to us in their size, as measured by market capitalization, net

50

Compensation Discussion and Analysis

income and revenues. Compensation paid by this comparator peer group is representative of the compensation we believe is required to attract, retain and motivate our executive talent.

The Compensation Committee considered the comparator peer group together with market data information analysis from Compensia and other factors, in determining 2015 base salary amounts and LTI program awards granted in April and June 2015, respectively. The comparator peer group together with market data and analysis from Compensia and other factors were considered by the Compensation Committee in determining 2016 base salary amounts and 2015 performance bonuses, and will be used in determining LTI program awards expected to be granted in 2016.

The Compensation Committee considered Compensia's analysis (based on publicly disclosed compensation practices) of the compensation of executives serving in similar positions at comparable companies to obtain a general understanding of current compensation practices in our industry. The analysis provided by Compensia was used to provide context for the compensation decisions made by the Compensation Committee, but the Compensation Committee's decisions were not directly related to or otherwise based upon the comparative data. Instead, the Compensation Committee used this comparative data as one of many factors considered to set the compensation for our NEOs. The Compensation Committee also used the analysis as a tool to assess how well the Company is implementing its core compensation objective of awarding compensation weighted heavily in favor of variable compensation tied to performance.

In approving executive compensation, the Compensation Committee considered the Company's market capitalization, which is at the 56th percentile of our comparator peer group, and the Company's size, in terms of net income and revenue, which is at the 27th and 31st percentiles, respectively, of our comparator peer group. The Compensation Committee also considered each NEO's roles and responsibilities within the Company, individual performance, Company performance and internal pay equity in addition to the results of the competitive pay analysis.

Risk Considerations in Our Compensation Program

The Compensation Committee, with the assistance of Compensia, conducted a review of the Company's material compensation policies and practices applicable to its employees, including its executive officers. Based on this review, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The key features of the executive compensation program that support this conclusion include:

  •
  a balance between cash and equity compensation;
  •
  a balance between short-term and long-term performance focus;
  •
  short-term incentive opportunities are capped and are not linked to any one specific goal;
  •
  severance payments are limited to 3x base salary and bonus;
  •
  equity awards have meaningful vesting requirements;
  •
  a clawback policy that permits the Board to recover annual bonuses and longer-term incentive and equity-based compensation from executive officers and members of the Board;
  •
  stock ownership guidelines; and
  •
  significant independent Compensation Committee oversight.

Compensation Policies and Practices

We are committed to strong governance standards with respect to our compensation program, procedures and practices. We believe that the following aspects of our compensation program are indicative of this commitment.

Management Share Ownership Policy

We have a share ownership policy that applies to members of our management team at the executive level. The management share ownership policy is similar to our share ownership policy that applies to all non-employee members of the Board described on page 15 of this Proxy Statement. The purpose of the policy is to ensure that our executive officers accumulate a meaningful ownership stake in the Company over time by retaining a specified financial interest in our common stock. Both shares owned directly and shares underlying vested but unexercised stock appreciation rights, restricted stock units, and stock options are included in

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      51

the determination of whether the share ownership guidelines are met. The total net realizable share value retained must have a current market value of not less than the lower of 25% of the total equity award value in excess of $100,000 realized to date by the executive (since promotion to Vice President); or a specific multiple of the executive's base salary. The salary multiple requirement for our current NEOs is 5.0 for Mr. Thiry, and 3.0 for Mr. Rodriguez, Mr. Kogod, and Mr. Staffieri. Mr. Hilger is not subject to the requirements under this policy because he is serving as our chief financial officer on an interim basis. As of December 31, 2015, all of the NEOs met or exceeded the guidelines under our share ownership policy.

Policy Regarding Clawback of Bonuses and Incentive Compensation

In 2010, the Board adopted a clawback policy that permits the Board to recover annual bonuses and longer-term incentive and equity-based compensation from executive officers and non-employee members of the Board whose fraud or intentional misconduct was a significant contributing factor to the Company having to restate all or a portion of its financial statements. In December 2014, the policy was further amended to add significant misconduct as another possible clawback triggering event, in accordance with the executive financial compensation recoupment requirements under the Corporate Integrity Agreement.

This new provision applies to all senior vice presidents and above of the Company's domestic dialysis business, in addition to the executive officers and non-employee members of the Board. The clawback policy allows for the recovery of any bonus or incentive compensation paid to those executive officers or directors, the cancellation of restricted or deferred stock awards and outstanding stock awards granted to those executive officers or directors, and the reimbursement of any gains realized that are attributable to such awards to the fullest extent permitted by law. The policy allows for the foregoing actions to the extent that the amount of incentive compensation was calculated based upon the achievement of certain financial results that were subsequently reduced due to a restatement; the executive officer or director engaged in any fraud or intentional misconduct that was a significant contributing factor to the Company having to restate its financial statements; where the amount of the bonus or incentive compensation that would have been awarded to the officer had the financial results been properly reported would have been lower than the amount actually awarded; and, where the amount of the bonus or incentive compensation that was awarded to the officer would not have been awarded had any significant misconduct been known. The Company will not seek to recover bonuses or incentive or equity-based compensation paid or vested more than three years prior to the date the applicable restatement is disclosed or the significant misconduct is discovered.

Tax and Accounting Considerations

Deduction Limit

When reviewing compensation matters, the Compensation Committee considers the anticipated tax treatment of various payments and benefits to the Company and, when relevant, to its executives. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1 million paid to the chief executive officer and the three other most highly compensated NEOs employed at the end of the year (other than the chief financial officer), such executives are referred to as "covered employees."

Certain compensation is specifically exempt from the deduction limit to the extent that it is "performance-based" as defined in Section 162(m). While the Compensation Committee recognizes the desirability of preserving and strives to maintain the deductibility of payments made to the NEOs, the Compensation Committee believes that it must maintain flexibility in its approach in order to structure a program that it believes to be the most effective in attracting, motivating and retaining the Company's key executives.

Accounting for Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with FASB ASC Topic 718, which requires the Company to recognize compensation expense for share-based payments (including SSARs, RSUs, PSUs and other forms of equity compensation). FASB ASC Topic 718 is taken into account by the Compensation Committee in determining to issue various types of equity awards, considering the natural economic exchange ratios implied by their approximate respective fair values.

52

Compensation Committee Report

The Compensation Committee of the Board is currently composed of four independent directors. The Compensation Committee oversees the Company's compensation program on behalf of the Board. The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with management.

Based on the Compensation Committee's review and discussion with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Proxy Statement for the Company's 2016 annual meeting of stockholders and the Company's annual report on Form 10-K.

COMPENSATION COMMITTEE

Pamela M. Arway, Chair
Paul J. Diaz
Peter T. Grauer
Roger J. Valine

The information contained above under the caption "Compensation Committee Report" will not be considered "soliciting material" or to be "filed" with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a filing.

DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      53

Executive Compensation

2015 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus[1] ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-Equity Incentive Plan Compensation[4] ($)	All Other Compensation[5] ($)	Total ($)
Kent J. Thiry	2015	1,200,000	—	3,720,140	3,422,476	2,225,186	471,020	11,038,822

Chairman of the Board of Directors,	2014	1,200,000	—	4,905,159	4,558,730	2,610,000	517,134	13,791,023

Chief Executive Officer and Chief Executive Officer, HealthCare Partners	2013	1,148,077	—	—	12,272,760	3,000,000	678,420	17,099,257

Javier J. Rodriguez	2015	800,000	—	967,239	889,850	9,013,661	164,816	11,835,566

Chief Executive	2014	800,000	—	1,376,459	1,279,239	8,142,500	151,140	11,749,338

Officer, Kidney Care	2013	765,385	—	—	3,780,980	1,600,000	13,245	6,159,610

Michael D. Staffieri	2015	583,270	3,415	278,994	770,053	4,859,672	64,719	6,560,123

Chief Operating Officer, Kidney Care	2014	515,385	38,363	450,495	418,657	3,392,500	29,981	4,845,381

Dennis L. Kogod	2015	800,000	—	—	—	5,150,000	120,441	6,070,441

President,	2014	800,000	200,000	667,422	1,860,796	6,142,500	104,792	9,775,510

HealthCare Partners and Chief Executive Officer, International	2013	800,000	—	—	2,970,770	1,100,000	90,042	4,960,812

James K. Hilger	2015	366,635	195,000	125,059	114,082	309,375	360	1,110,511

Interim Chief Financial Officer,	2014	350,000	225,000	124,953	116,302	1,092,500	336	1,909,091

and Chief Accounting Officer	2013	350,000	300,000	—	189,049	—	544	839,593

Garry E. Menzel	2015	188,308	—	—	—	—	510,204	698,512

Former Chief Financial Officer	2014	510,000	44,548	—	—	—	480	555,028

	2013	147,115	66,484	—	1,624,716	—	45	1,838,360

1
The amounts reported in this column for 2015 represent annual performance bonuses for non-STIP participants, namely Mr. Hilger, discretionary bonuses, including relocation bonuses, earned with respect to 2015. The cash component of our 2015 short-term incentive program (the "2015 STI program") under the DaVita HealthCare Partners Inc. 2011 Incentive Award Plan is included in the "Non-Equity Incentive Plan Compensation" column.
2
The amounts shown in this column reflect restricted and performance stock unit awards and represent the aggregate grant date fair value of all such awards granted to the executive during the year as estimated by the Company in accordance with FASB ASC Topic 718. In accordance with SEC rules, the amounts included in the Stock Awards column for the performance stock unit awards granted during 2015 are calculated based on the most probable outcome of the performance conditions for such awards on the grant date. If the most probable outcome of the performance conditions as of grant date had been maximum performance, then the grant date fair value of the PSUs would have been as follows: Mr. Thiry — $5,137,787; Mr. Rodriguez — $1,191,700; and Mr. Staffieri — $343,750. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.
3
The amounts shown in this column reflect SSAR awards and represent the aggregate grant date fair value of all such awards granted to the executive during the year as estimated by the Company in accordance with FASB ASC Topic 718. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of the relevant assumptions used in calculating these amounts pursuant to FASB ASC Topic 718.
4
For 2013, the amounts shown in this column constitute amounts earned under the Company's expired employee incentive program (EIP). For 2014 and 2015, the amounts shown in this column represent amounts earned for performance periods ending in 2014 and 2015, respectively. For 2015, these amounts include the 2015 STI program and 2013 Cash LTI program. In early 2016, Messrs. Rodriguez, Staffieri, Kogod and Hilger received payouts under the 2013 long-term cash-based performance awards and the 2015 Supplemental STI program which was put in place in early 2015 to make their incentive award opportunity tied to 2015 operating results in the dialysis and related lab services operating segment comparable to that of other non-NEO executives, while maintaining the additional discipline of negative discretion by the Compensation Committee, all granted under the Company's 2011 Incentive Award Plan. As a result of these two performance-based cash awards, Mr. Rodriguez earned $7,313,661 for performance at the 221.6% payout level, Mr. Kogod earned $4,950,000 for performance at the 150% payout level as the Compensation Committee exercised negative discretion to reduce the payout, Mr. Staffieri earned $3,839,672 for

54

Executive Compensation

  performance at the 221.6% payout level, all as a result of adjusted operating income achieved for the dialysis and related lab services operating segment of $1,857 million for fiscal year 2015 compared to a target of $1,669 million at the 100% payout level.

Name	2015 STI Program	2015 Supplemental STI Program	2013 Cash LTI Program	Total Non-Equity Incentive Plan Compensation
Kent J. Thiry	$2,225,186	—	—	$2,225,186

Javier J. Rodriguez	$1,700,000	$2,363,661	$4,950,000	$9,013,661

Michael D. Staffieri	$1,020,000	$1,240,922	$2,598,750	$4,859,672

Dennis L. Kogod	$200,000	—	$4,950,000	$5,150,000

James K. Hilger	—	—	$309,375	$309,375

Dr. Garry E. Menzel	—	—	—	—

The awards are reported for the year with respect to which they were earned, regardless of when the award is paid. Please see "Compensation Discussion and Analysis — Elements of Compensation — Short-Term Incentive Program (STI Program) for 2015" in this Proxy Statement for a discussion of the performance criteria under the 2015 STI program.
5
Amounts included in this column are set forth by category below. The amounts disclosed, other than use of a fractionally-owned or chartered corporate aircraft, are the actual or share of actual costs to the Company of providing these benefits. Because a fractionally-owned or chartered corporate aircraft is used primarily for business purposes, we do not include in incremental cost the fixed costs that do not change based on usage. The incremental cost to us of personal use of a fractionally-owned or chartered corporate aircraft, including use for commuting, is calculated based on the variable operating costs related to the operation of the aircraft, including fuel costs and landing fees, trip-related repairs and maintenance, catering and other miscellaneous variable costs. Fixed costs that do not change based on usage, such as pilot salaries, training, utilities, depreciation, management fees, taxes and general repairs and maintenance are excluded. The value of the personal use of a fractionally-owned or chartered corporate aircraft by our NEOs is included in their personal income in accordance with applicable tax regulations.

Name	Year	Aircraft Usage* ($)	Life Insurance Premiums ($)	Termination Benefits ($)	Total All Other Compensation ($)
Kent J. Thiry	2015	$469,867	$1,153	—	$471,020

Javier J. Rodriguez	2015	$164,336	$480	—	$164,816

Michael D. Staffieri	2015	$64,239	$480	—	$64,719

Dennis L. Kogod	2015	$119,879	$562	—	$120,441

James K. Hilger	2015	—	$360	—	$360

Dr. Garry E. Menzel	2015	—	$204	$510,000	$510,204

  *
  For purposes of calculating the incremental costs to the Company of each NEO's personal use of Company aircraft, the total cost of the flight is allocated to personal use based upon the relative ratio of personal mileage to total mileage. Costs for fuel, ground costs, catering costs, landing fees, domestic passenger fees and federal excise tax charges are also included, if applicable.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      55

The following table sets forth information concerning awards made to each of the NEOs under the Company's equity compensation plans during 2015.

2015 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards[4]
Name	Grant Date[1]	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Options Awards: Number of Securities Underlying Options (#)[5]	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)[6]
	—[1]	—	2,225,186	3,600,000	—	—	—	—	—	—	—

Kent J. Thiry	6/2/2015	—	—	—	36,243	48,323	65,236	—	—	—	3,720,140

	6/2/2015	—	—	—	—	—	—	—	179,041	$83.82	3,422,476

	—[1]	—	1,700,000	2,000,000	—	—	—	—	—	—	—

	—[2]	—	2,363,661	8,250,000	—	—	—	—	—	—	—

Javier J. Rodriguez	6/2/2015[3]	2,275,000	4,550,000	10,000,000	—	—	—	—	—	—	—

	6/2/2015	—	—	—	9,424	12,564	15,077	—	—	—	967,239

	6/2/2015	—	—	—	—	—	—	—	46,551	$83.82	889,850

	—[1]	—	1,020,000	1,200,000	—	—	—	—	—	—	—

	—[2]		1,240,922	4,331,250	—	—	—	—	—	—	—

Michael D. Staffieri	6/2/2015[3]	1,312,500	2,625,000	10,000,000	—	—	—	—	—	—	—

	6/2/2015	—	—	—	2,719	3,624	4,349	—	—	—	278,994

	6/2/2015	—	—	—	—	—	—	—	40,284	$83.82	770,053

Dennis L. Kogod[7]	—[1]	—	200,000	2,000,000	—	—	—	—	—	—	—

	—[2]	—	—	8,250,000	—	—	—	—	—	—	—

	6/2/2015[3]	125,000	250,000	1,000,000	—	—	—	—	—	—	—

James K. Hilger	6/2/2015	—	—	—	—	—	—	1,492	—	—	125,059

	6/2/2015	—	—	—	—	—	—	—	5,968	$83.82	114,082

Dr. Garry E. Menzel[7]	—	—	—	—	—	—	—	—	—	—	—

1
Represents applicable amounts for our 2015 short-term incentive program (2015 STI program) under the Company's 2011 Incentive Award Plan. The amount in the "Maximum" column represents the maximum amount the executive was eligible to earn under the 2015 STI Program if all performance criteria were achieved at their highest payout level. Since 2015 is now complete, the amount in the "Target" column represents the payout amounts awarded under the 2015 STI program, considering both the formulaic criteria and any further negative discretion the Committee applied thereunder. Since the Committee may use discretion to reduce amounts awarded to zero, there are no fixed threshold amounts under the 2015 STI Program. Accordingly this table reflects a zero amount in the "Threshold" column.
2
Represents applicable amounts for our 2015 Supplemental STI Program as described in further detail beginning on page 42.
3
Represents long-term cash-based performance awards granted in June 2015 (2015 cash LTI program awards) under the Company's 2011 Incentive Award Plan. For a description of these 2015 cash LTIP awards, see "Compensation Discussion and Analysis — Elements of Compensation — Long-term Incentive Program (LTI Program) for 2015" in this Proxy Statement.
4
This number represents performance stock unit awards awarded under the Company's 2011 Incentive Award Plan. The PSU awards above vest 50% each on June 2, 2018 and June 2, 2019, subject to the NEO's continued employment and the achievement of the underlying performance conditions. For a description of the PSUs, see "Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentive Program (LTI Program) for 2015 — Equity Awards — Performance Stock Units" in this Proxy Statement.
5
This number represents SSARs awarded under the Company's 2011 Incentive Award Plan. The SSARs vest 50% each in the third and fourth years from the date of grant, subject to the NEO's continued employment. For a description of the SSARs, see "Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentive Program (LTI Program) for 2015 — Equity Awards — Stock-settled Stock Appreciation Rights" in this Proxy Statement.
6
The amounts for SSARs and performance stock unit awards are the aggregate grant date fair values of each award determined pursuant to FASB ASC Topic 718 and, in the case of the performance stock unit awards, are based upon the probable outcome of the applicable performance conditions on the grant date. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FASB ASC Topic 718.
7
Mr. Kogod received no LTI program awards during the year ended December 31, 2015 and Dr. Menzel received no grants of plan-based awards for the year ended December 31, 2015.

56

Executive Compensation

The following table sets forth information concerning outstanding SSARs and unvested stock awards held by each of the NEOs at December 31, 2015.

2015 Outstanding Equity Awards at Fiscal Year-End

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested[1] ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#)[2]		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)[1]
	12/18/2012	500,000		500,000	[4]	$55.34	12/18/2017	—		—		—		—

	3/20/2013	—		900,000	[3]	$59.52	3/20/2018	—		—		—		—

	4/24/2014	—		282,339	[3]	$69.38	4/24/2019	—		—		—		—

Kent J. Thiry	6/2/2015	—		179,041		83.82	6/2/2020	—		—		—		—

	12/18/2012	—		—		—	—	72,064	[5]	5,023,581	[5]	—		—

	4/24/2014	—		—		—	—	—		—		63,022	[2]	4,393,264

	6/2/2015	—		—		—	—	—		—		48,323	[8]	3,368,596

	4/13/2011	216,667	[3]	—		$43.35	4/13/2016	—		—		—		—

	12/8/2011	80,000	[6]	—	[6]	$36.96	12/8/2016	—		—		—		—

	12/18/2012	56,250	[4]	56,250	[4]	$55.34	12/18/2017	—		—		—		—

	3/19/2013	—		280,000	[3]	$58.94	3/19/2018	—		—		—		—

Javier J. Rodriguez	4/24/2014	—		79,228	[3]	$69.38	4/24/2019	—		—		—		—

	6/2/2015	—		46,551	[3]	$83.82	6/2/2020	—		—		—		—

	12/18/2012	—		—		—	—	14,063	[5]	980,332	[5]	—		—

	12/18/2012	—		—		—	—	22,403	[5]	1,561,713	[5]	—		—

	4/24/2014	—		—		—	—	—		—		17,685	[2]	1,232,821

	6/2/2015	—		—		—	—	—		—		12,564	[8]	875,836

	3/29/2011	40,000	[3]	—		$41.51	3/29/2016	—		—		—		—

	8/9/2011	36,668	[7]	3,332	[7]	$37.19	8/9/2016	—		—		—		—

	12/18/2012	12,600	[3]	12,600	[3]	$55.34	12/18/2017	—		—		—		—

	3/19/2013	—		50,800	[3]	$58.94	3/19/2018	—		—		—		—

Michael D. Staffieri	4/24/2014	—		25,929	[3]	$69.38	4/24/2019	—		—		—		—

	6/2/2015	—		40,284	[3]	$83.82	6/2/2020	—		—		—		—

	12/18/2012	—		—		—	—	1,350	[5]	94,109	[5]	—		—

	12/18/2012	—		—		—	—	3,584	[5]	249,841	[5]	—		—

	4/24/2014	—		—		—	—	—		—		5,788	[2]	403,481

	6/2/2015	—		—		—	—	—		—		3,624	[8]	252,629

	4/13/2011	250,000	[3]	—		$43.35	4/13/2016	—		—		—		—

	12/18/2012	56,250	[4]	56,250	[4]	$55.34	12/18/2017	—		—		—		—

Dennis L. Kogod	3/19/2013	—		220,000	[3]	$58.94	3/19/2018	—		—		—		—

	4/24/2014	—		115,246	[3]	$69.38	4/24/2019	—		—		—		—

	12/18/2012	—		—		—	—	36,466	[5]	2,542,045	[5]	—		—

	4/24/2014	—		—		—	—	—		—		8,575	[2]	597,763

	12/18/2012	20,000	[4]	20,000	[4]	$55.34	12/18/2017	—		—		—		—

	3/19/2013	—		14,000	[3]	$58.94	3/19/2018	—		—		—		—

	4/24/2014	—		7,203	[3]	$69.38	4/24/2019	—		—		—		—

James K. Hilger	6/2/2015	—		5,968	[3]	$83.82	6/2/2020	—		—		—		—

	12/18/2012	—		—		—	—	3,983	[5]	277,655	[5]	—		—

	4/24/2014	—		—		—	—	1,801	[9]	125,548	[9]	—		—

	6/2/2015	—		—		—	—	1,492	[10]	104,007	[10]	—		—

Dr. Garry E. Menzel No Awards Outstanding at 12/31/2015		—		—		—	—	—		—		—		—

1
The market value of shares or units of stock that have not vested reflects the $69.71 closing price of our common stock on December 31, 2015, as reported by the NYSE.
2
These PSUs vest 50% each on May 15, 2017 and May 15, 2018, subject to achievement of the performance conditions for PSUs. The amounts listed here are the target number of PSUs awarded.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      57

3
These SSARs vest 50% on the third and fourth anniversaries of the grant date.
4
These remaining SSARs vest 50% on April 1, 2015 and 50% on April 1, 2016.
5
These remaining RSUs vest 50% on May 15, 2015 and 50% on May 15, 2016.
6
These SSARs vest 33% on the second, third and fourth anniversaries of the grant date.
7
These SSARs vest 50% on the second anniversary and 8.33% every three months thereafter.
8
These performance stock units vest 50% each on June 2, 2018 and June 2, 2019, subject to the performance conditions for PSUs. The amounts listed here are the target number of shares awarded.
9
These RSUs vest 50% each on May 15, 2017 and May 15, 2018.
10
These RSUs vest 50% each on June 2, 2018 and June 2, 2019.

58

Executive Compensation

The following table sets forth information concerning the exercise of stock options and SSARs and the vesting of stock awards held by each of the NEOs during 2015.

2015 Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[2]
Kent J. Thiry	1,000,000	$33,919,985	72,064	$5,871,775

Javier J. Rodriguez	48,000	$1,980,165	36,466	$2,972,001

Michael D. Staffieri	217,000	$8,657,189	4,934	$402,022

Dennis L. Kogod	—	—	36,466	$2,971,250

James K. Hilger	17,500	$679,299	3,983	$324,535

Dr. Garry E. Menzel	—	—	—	—

1
Value realized on exercise is determined by subtracting the exercise or base price from the market price of our common stock at exercise, and multiplying the remainder by the number of shares exercised.
2
Value realized on vesting is determined by multiplying the number of shares underlying RSUs by the closing price for our common stock on the date of vesting, as reported by the NYSE.

No Pension Benefits

The Company does not have a defined benefit pension plan in which any employee, including the NEOs, can participate to receive payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

The following table sets forth information concerning the Company's nonqualified deferred compensation plans.

2015 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)		Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)[1]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[4]
Kent J. Thiry Deferred Compensation Plan	$1,928,077	[2]	—	(32,977)	—	$10,397,128	[3]

Javier J. Rodriguez Voluntary Deferral Plan	—		—	(36,520)	—	$573,297

Michael D. Staffieri	—		—	—	—	—

Dennis L. Kogod Executive Retirement Plan	—		—	$14,562	—	$326,796

James K. Hilger	—		—	—	—	—

1
None of the earnings in this column are included in the 2015 Summary Compensation Table because they are not preferential or above market.
2
This amount is reported in the "Salary" column in the 2015 Summary Compensation Table.
3
Mr. Thiry deferred $1,928,077 in 2015 into the Deferred Compensation Plan, and $2,076,923 in 2014 and $385,557 in 2013 into the Voluntary Deferral Plan.
4
Mr. Hilger, Mr. Staffieri and Dr. Menzel did not participate in any of the Company's nonqualified deferred compensation plans in 2015.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      59

Voluntary Deferral Plan and Deferred Compensation Plan

The 2015 Nonqualified Deferred Compensation Table presents amounts deferred under our Voluntary Deferral Plan and our Deferred Compensation Plan, which replaced the Voluntary Deferral Plan effective January 1, 2015.

Contributions

Under the Voluntary Deferral Plan, participants could defer (i) up to 50% of their base salary, (ii) all or a portion of their annual bonus payment that is earned in the same year as their base salary but payable in the following year and (iii) all or a portion of their other compensation as determined by the Company for deferrals prior to 2015. Under the Deferred Compensation Plan, participants may defer i) up to 50% of their base salary, and (ii) all or a portion of their annual bonus payment that is earned in the same year as their base salary but payable in the following year. Under both plans, deferred amounts are credited with earnings or losses based on the rate of return of one or more investment alternatives selected by the participant from among the investment funds selected by the Company.

Participants may change their investment elections daily. We do not make company contributions to participants' accounts under either the Voluntary Deferral Plan or the Deferred Compensation Plan. All participant contributions are irrevocably funded into a rabbi trust for the benefit of those participants. Assets held in the trust are subject to the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency until paid to the plan participants.

Payment of benefits

Distributions are generally paid out in cash at the participant's election. Under the Voluntary Deferral Plan, distributions can be made commencing in the first or second year following retirement or in a specified year at least three to four years after the deferral election was effective, and participants can elect to receive distributions in the form of one, five, ten, fifteen or twenty annual installments. Under the Deferred Compensation Plan, distributions can be made commencing in the second year following the year to which the deferral election applies, after separation from service, or on any other scheduled payment date, and participants can elect to receive either a lump sum distribution or annual installments over any period from two to twenty years; provided, that, if the Deferred Compensation Plan balance does not exceed $20,000, a lump sum will be paid. If the participant has not elected a specified year for payout and the participant has a separation from service, distributions generally will be paid in a lump sum cash distribution after separation from service.

In the event of a participant's unforeseeable emergency, the plan administrator may, in its sole discretion, authorize the cessation of deferrals by a participant, provide for immediate distribution to a participant in the form of a lump sum cash payment to cover the unforeseeable emergency, or provide for such other payment schedule as the plan administrator deems appropriate.

Executive Retirement Plan

The table also presents amounts deferred under our Executive Retirement Plan. The Executive Retirement Plan was assumed by the Company from Gambro Healthcare, Inc. following our acquisition of Gambro Healthcare in October 2005. Amounts contributed to the plan were based on a percentage of an executive's annual base salary and such contributions were made prior to our assumption of the plan. We did not make any contributions to the Executive Retirement Plan following our assumption of the plan, and effective February 1, 2006, we amended the plan to eliminate the obligation to make further contributions under the plan. All amounts contributed under this plan and currently in deferred accounts are fully vested. Deferred amounts are credited with earnings or losses based on the rate of return of one or more investment alternatives selected by the participant from among the investment funds selected by the Company. Participants may change their investment elections daily. All contributions are irrevocably funded into a rabbi trust for the benefit of plan participants. Assets held in the trust are subject to the claims of the Company's general creditors in the event of the Company's bankruptcy or insolvency until paid to the plan participants. Benefits under the Executive Retirement Plan are distributed upon separation from service from the Company.

60

Executive Compensation

Potential Payments Upon Termination or Change of Control

General Terms and Definitions

For purposes of the table below:

"Cause" is defined in Mr. Thiry's employment agreement as any of the following: (i) conviction of a felony; (ii) any act of fraud or dishonesty resulting or intended to result directly or indirectly in personal enrichment at the expense of the Company; (iii) repeated failure or refusal by the executive to follow policies established by the Board or written directives of the Board that goes uncorrected for a period of 30 consecutive days after notice of such failure or refusal, and that is material and willful and has a material adverse effect on the Company's business; or (iv) a material breach of the executive's employment agreement that goes uncorrected for a period of 30 consecutive days after written notice has been provided to the executive.

Involuntary termination for "Material Cause" occurs if the Company terminates employment for any of the following reasons: (i) conviction of a felony or plea of no contest to a felony; (ii) any act of fraud or dishonesty in connection with the performance of the executive's duties; (iii) repeated failure or refusal by the executive to follow lawful policies or directives reasonably established by the CEO of the Company or his designee that goes uncorrected for a period of 10 consecutive days after written notice has been provided to the executive; (iv) a material breach of the executive's employment agreement; (v) any gross or willful misconduct or gross negligence by the executive in performance of the executives duties; (vi) egregious conduct by the executive that brings the Company or any of its subsidiaries or affiliates into public disgrace or disrepute; (vii) an act of unlawful discrimination, including sexual harassment; (viii) a violation of the duty of loyalty or of any fiduciary duty; or (ix) exclusion or notice of exclusion of the executive from participating in any federal health care program. With respect to Mr. Staffieri's employment agreement, clause "(iv)" also includes a breach of the executive's Noncompetition, Nonsolicitation and Confidentiality Agreement.

"Material Cause" is defined in the employment agreement of Mr. Kogod as any of the following: (i) conviction of a felony or plea of no contest to a felony; (ii) the adjudication by a court of competent jurisdiction that the executive has committed any act of fraud or dishonesty resulting or intended to result directly or indirectly in personal enrichment at the expense of the Company; (iii) repeated failure or refusal by the executive to follow policies or directives reasonably established by the CEO of the Company or his designee that goes uncorrected for a period of 30 consecutive days after written notice has been provided to the executive; (iv) a material breach of the executive's employment agreement that goes uncorrected for a period of 30 consecutive days after written notice has been provided to the executive; (v) any gross or willful misconduct or gross negligence by the executive in the performance of his duties; (vi) egregious conduct by the executive that brings the Company or any of its subsidiaries or affiliates into public disgrace or disrepute; (vii) an act of unlawful discrimination, including sexual harassment; (viii) a violation of the duty of loyalty or of any fiduciary duty; or (ix) exclusion or notice of exclusion of the executive from participating in any federal health care program.

Except with respect to Mr. Thiry, as noted below, a "Change of Control" means (i) any transaction or series of transactions in which any person or group (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) of the Exchange Act) becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), by way of a stock issuance, tender offer, merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all warrants and options had been exercised) entitled to vote in the election of directors of the Company (including any transaction in which the Company becomes a wholly-owned or majority-owned subsidiary of another corporation), (ii) any merger or consolidation or reorganization in which the Company does not survive, (iii) any merger or consolidation in which the Company survives, but the shares of the Company's common stock outstanding immediately prior to such merger or consolidation represent 40% or less of the voting power of the Company after such merger or consolidation, and (iv) any transaction in which more than 40% of the Company's assets are sold. However, despite the occurrence of any of the above-described events, a "Change of Control" will not have occurred if Mr. Thiry remains the CEO of the Company for at least one year after the Change of Control or becomes the CEO or executive chair of the surviving company with which the Company merged or consolidated and remains in that position for at least one year after the Change of Control.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      61

"Good Cause" means the occurrence of the following events without the executive's express written consent: (i) the Company materially diminishes the scope of the executive's duties and responsibilities; or (ii) the Company materially reduces the executive's base compensation. Notwithstanding the above, the occurrence of any such condition shall not constitute Good Cause unless the executive provides notice to the Company of the existence of such condition not later than 90 days after the initial existence of such condition, and the Company shall have failed to remedy such condition within 30 days after receipt of such notice.

With respect to Mr. Thiry's employment agreement, "Good Reason" means during the employment period, without the written consent of the executive, any one or more of the following (provided that an isolated, insubstantial or inadvertent action not taken in bad faith or failure not occurring in bad faith which is remedied by the Company promptly after receipt of notice thereof given by the executive shall not constitute Good Reason): (i) the assignment to the executive of any duties inconsistent in any material and adverse respect with the executive's then current duties and responsibilities; (ii) the material and adverse change in the executive's titles or positions; (iii) reduction in the executive's base salary or target annual incentive opportunity, unless such reductions are part of an across-the-board reduction that applies to all senior executives of the Company and takes effect prior to a Change in Control (as defined below for Mr. Thiry); or (iv) any material breach by the Company of the employment agreement, that is not corrected within 30 days after notice of such breach.

For purposes of the definition of "Good Reason" in Mr. Thiry's employment agreement above, a "Change of Control" means (i) any transaction or series of transactions in which any person or group (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) under the Exchange Act) becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), by way of a stock issuance, tender offer, merger, consolidation, other business combination or otherwise, of greater than 40% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all warrants and options had been exercised) entitled to vote in the election of directors of the Company (including any transaction in which the Company becomes a wholly-owned or majority-owned subsidiary of another corporation), (ii) consummation of any merger or consolidation in which the shares of the Company's common stock outstanding immediately prior to such merger or consolidation represent 50% or less of the voting power of the corporation resulting from such merger or consolidation, or, if applicable, the ultimate parent corporation of such corporation, (iii) during any twenty-four month period, individuals who, as of the beginning of such period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the beginning of such period whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a person other than the Board for the purpose of opposing a solicitation by any other person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall not be deemed a member of the Incumbent Board, (iv) consummation of any transaction in which all or substantially all of the Company's assets are sold, or (v) the approval by the Company's stockholders of a plan of complete liquidation or dissolution of the Company; provided, however, that no transaction contemplated by clauses (i) through (iv) above shall constitute a Change of Control if the person acting as the CEO of the Company for the twelve months prior to such transaction continues as the CEO or executive chairman of the Board of Directors of the Company or becomes the CEO or executive chairman of the Board of Directors of the entity that has acquired control of the Company as a result of such transaction (the "Acquiror") immediately after such transaction and remains the CEO or executive chairman of the Board of Directors of the Company or the Acquiror for not less than twelve months following the transaction, and further provided, that in the event that the person acting as the CEO of the Company for the twelve months prior to such transaction ceases to be CEO or executive chairman of the Board of Directors of the Company or of the Acquiror during the twelve months following the transaction, a Change of Control shall be deemed to have occurred on the date on which such person ceases to be CEO or executive chairman of the Board of Directors of the Company or the Acquiror.

62

Executive Compensation

Severance Payments and Benefits

The following tables and summary set forth the Company's payment obligations pursuant to the terms of the employment agreements for each of our NEOs, under the circumstances described below, assuming that their employment was terminated on December 31, 2015. For a description of the value of stock-based awards held by Messrs. Thiry, Rodriguez, Staffieri, Kogod, and Hilger that are subject to accelerated vesting upon a Change of Control, see "— Accelerated Vesting of Stock-Based Awards" below.

	Payment of Base Salary (or multiple thereof) in effect at termination for a specified period following termination		Bonus[1]		Continued Health Benefits for a Specified Period Following Termination		Office and Secretarial Assistance		Tax Gross- Up	Total Value
Kent J. Thiry

Death	—		$2,225,186	[2]	—		—		—	$2,225,186

Disability	—		$2,225,186	[2]	—		—		—	$2,225,186

Involuntary Termination without Cause	$12,015,000	[3]	$2,225,186	[4]	$74,670	[5]	$308,787	[6]	—	$14,623,643

Involuntary Termination without Cause (prior to age 62)[7]	$6,007,500	[8]	$2,225,186	[4]	$74,670	[5]	$308,787	[6]	—	$8,616,143

Resignation for Good Reason	$12,015,000	[3]	$2,225,186	[4]	$74,670	[5]	$308,787	[6]	—	$14,623,643

Javier J. Rodriguez

Death	—		—		—		—		—	—

Disability	—		—		—		—		—	—

Involuntary Termination for Other than Material Cause	$1,200,000	[9]	$2,000,000	[10]	—		—		—	$3,200,000

Resignation for Good Cause	$1,200,000	[9]	$2,000,000	[10]	—		—		—	$3,200,000

Resignation Following a Good Cause Event after a Change of Control	$1,600,000	[11]	$2,000,000	[10]	—		—		—	$3,600,000

Michael D. Staffieri

Death	—		—		—		—		—	—

Disability	—		—		—		—		—	—

Involuntary Termination for Other than Material Cause	$600,000	[12]	—		—		—		—	$600,000

Good Cause Resignation after a Change of Control	$600,000	[13]	—		—		—		—	$600,000

Dennis L. Kogod

Death	—		—		—		—		—	—

Disability	—		—		—		—		—	—

Involuntary Termination for Other than Material Cause	$800,000	[14]	$200,000	[15]	—		—		—	$1,000,000

Resignation Following a Good Cause Event Unrelated to a Change of Control	$800,000	[14]	$200,000	[15]	—		—		—	$1,000,000

Resignation Following a Good Cause Event after a Change of Control	$1,600,000	[16]	$200,000	[15]	—		—		—	$1,800,000

James K. Hilger

Death	—		—		—		—		—	—

Disability	—		—		—		—		—	—

Involuntary Termination for Other than Material Cause	$375,000	[17]	—		$23,429	[18]	—		—	$398,429

Good Cause Resignation after a Change of Control	—		—		—		—		—

Dr. Garry E. Menzel

Involuntary Termination for Other than Material Cause	$510,000	[19]	—				—		—	$510,000

1
Does not include any amounts payable to Messrs. Thiry, Rodriguez or Kogod pursuant to our Voluntary Deferral Plan or Deferred Compensation Plan which amounts are included in the 2015 Nonqualified Deferred Compensation Table. Such amounts are currently vested, but payment thereof may be accelerated in the event of death, disability or termination of employment.
2
Mr. Thiry (or his estate) will be entitled to receive the amount of any bonus earned and payable but not yet paid for the fiscal year prior to the year in which the termination occurs. On December 31, 2015, Mr. Thiry had fully earned his bonus for 2015, so he would have received the full amount of his annual incentive bonus as reported in the 2015 Summary Compensation Table upon termination.
3
Mr. Thiry will be entitled to receive a lump-sum payment equal to the product of (x) three, and (y) the sum of his base salary in effect as of the date of termination and the Prior Bonus. "Prior Bonus" means the average of the annual incentive bonus earned under the Company's 2011 Incentive Award Plan (including any bonus earned and payable but not yet paid) for the last two fiscal years before the fiscal year in which Mr. Thiry's employment was terminated. The amount reported in the table above reflects the product of (x) three, and (y) the sum of Mr. Thiry's base salary as of December 31, 2015, which was $1,200,000, and the average of Mr. Thiry's 2014 annual incentive bonus in the amount of $2,610,000 and Mr. Thiry's 2013 annual incentive bonus in the amount of $3,000,000.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      63

4
Mr. Thiry will be entitled to receive the amount of any bonus earned and payable but not yet paid for the fiscal year prior to the year in which the termination occurs. Mr. Thiry will also be entitled to receive a prorated annual incentive bonus (based on the actual bonus earned under the objective standards set forth under the Company's 2011 Incentive Award Plan for the fiscal year in which the termination occurs) through and including the date of termination. On December 31, 2015, Mr. Thiry had fully earned his annual incentive bonus for 2015, so he would have received the full amount of his annual incentive bonus as reported in the 2015 Summary Compensation Table upon termination.
5
Mr. Thiry will continue to receive his health benefits for the three-year period following termination. The amount reported in the table above is the estimated actual cost of COBRA insurance premiums for Mr. Thiry for the three-year period following termination.
6
Mr. Thiry will be entitled to the use of an office and services of an administrative assistant for three years or until he obtains other full-time employment. The amounts above reflect the estimated costs to us of providing the office and secretarial services for three years.
7
Mr. Thiry will be entitled to receive the payments set forth in this row in the event that, prior to the date on which Mr. Thiry attains age 62, the Board gives Mr. Thiry written notice that the term of his employment agreement shall not be extended.
8
Mr. Thiry will be entitled to receive a lump sum payment equal to the product of (x) one and one-half, and (y) the sum of his base salary in effect as of the date of termination and the Prior Bonus (as defined above). The amount reported in the table above reflects the product of (x) one and one-half, and (y) the sum of Mr. Thiry's base salary as of December 31, 2015, which was $1,200,000, and the average of Mr. Thiry's 2014 annual incentive bonus in the amount of $2,610,000 and Mr. Thiry's 2013 annual incentive bonus in the amount of $3,000,000.
9
Mr. Rodriguez will be entitled to receive his salary for the 18-month period following his termination without material cause or resignation for good cause. As of December 31, 2015, Mr. Rodriguez's base salary was $800,000.
10
If Mr. Rodriguez is terminated after April in a given year, he will be entitled to receive a lump-sum payment equal to the bonus paid in the year prior to the termination, pro-rated for the number of months served in the year his employment is terminated. The Company interprets this severance provision to mean the severance is based on the bonus paid "for" the year prior to the year for which a bonus was most recently earned. This severance amount is reported as the bonus paid to Mr. Rodriguez for 2014, which was $2,000,000.
11
Mr. Rodriguez will be entitled to receive his salary for the two-year period following his resignation for good cause following a change in control.
12
Mr. Staffieri will be entitled to receive his salary for the one-year period following his termination. As of December 31, 2015, Mr. Staffieri's base salary was $600,000. Effective March 30, 2016, Mr. Staffieri's base salary was increased to $700,000.
13
Mr. Staffieri will be entitled to receive his salary for the one-year period following his resignation for good cause following a change in control. As of December 31, 2015, Mr. Staffieri's base salary was $600,000. Effective March 30, 2016, Mr. Staffieri's base salary was increased to $700,000.
14
Mr. Kogod will be entitled to receive his salary for the one-year period following his termination or resignation. As of December 31, 2015, Mr. Kogod's base salary was $800,000.
15
Mr. Kogod will be entitled to receive a lump-sum payment equivalent to the bonus that he had been paid in the year before the termination. The Company interprets this severance provision to mean the severance is based on the bonus paid "for" the year prior to the year for which a bonus was most recently earned. This severance amount is reported as the bonus paid to Mr. Kogod for 2014, which was $200,000.
16
Mr. Kogod will be entitled to receive his salary for the two-year period following his resignation for good cause following a change in control.
17
Mr. Hilger will be entitled to receive payment in an amount equal to his salary for the 12-month period following his termination. As of December 31, 2015, Mr. Hilger's base salary was $375,000. Such payment obligation will be reduced dollar-for-dollar by the amount of any compensation received by Mr. Hilger from another employer during the severance payment period, and Mr. Hilger is obligated to use reasonable efforts to find employment during such period.
18
Mr. Hilger will continue to receive his health benefits for the one-year period following termination. The amount reported in the table above is the estimated actual cost of COBRA insurance premiums for Mr. Hilger for the one-year period following termination.
19
Dr. Menzel stepped down as our Chief Financial Officer effective March 30, 2015 and is entitled to receive his salary for the one-year period following his termination. As of his termination, Dr. Menzel's base salary was $510,000, which was paid over a 12-month period beginning on May 5, 2015.

Other Severance Payments and Benefits

The Company's obligation to provide continued health benefits under the circumstances set forth in the tables above is subject to earlier termination in connection with the executive accepting employment with another employer.

In the event of termination as a result of death, the estates of the NEOs identified in the tables above will also receive the proceeds of the respective term life insurance policy for each NEO. The coverage amount for each NEO is as follows: $1,201,000 for Mr. Thiry, $500,000 for Mr. Rodriguez, $500,000 for Mr. Staffieri, $585,000 for Mr. Kogod and $375,000 for Mr. Hilger.

Pursuant to the terms of his employment agreement, Mr. Thiry will be eligible to receive a "gross-up" payment to the extent that any payment or benefit received or to be received by him is reduced by tax obligations possibly imposed by Sections 280G or 4999 of the Internal Revenue Code. Assuming a triggering event took place on December 31, 2015, there would not be any tax gross-up amount payable. Moreover, no gross-up would have been payable under his agreement in any of the prior five years if a change of control had occurred. Mr. Thiry has the only remaining legacy agreement that contains a tax gross-up. We have not provided for tax gross-ups in any employment agreements or amended employment agreements entered into after July 2008.

To receive the severance payments and benefits described above, each NEO must execute the Company's standard severance and general release agreement. In addition, the employment agreements with each of our NEOs include confidentiality provisions that would apply until the confidential information becomes publicly available (other than through breach by the NEO). These employment agreements also include nonsolicitation provisions which prohibit each NEO from soliciting any patient or customer of the Company to patronize a competing dialysis facility or from soliciting any patient, customer, supplier or physician to terminate their business relationship with the Company, for a period of two years following the termination of the NEO's employment. However, with respect to Mr. Kogod, the nonsolicitation provision would apply for a period of one year following termination.

64

Executive Compensation

Accelerated Vesting of Stock-Based Awards

For grants and awards of SSARs and/or RSUs to our NEOs, the stock-based award agreements provide that in the event that either (i) in connection with a Change of Control (as defined below), the acquiring entity fails to assume, convert or replace the NEO's options or awards, or (ii) the NEO's employment is terminated within the twenty-four-month period following a Change of Control by the Company (or the acquiring entity) other than for Cause (as defined below) or, if applicable, by the NEO in accordance with the termination for Good Reason provisions of the NEO's employment agreement, if any, then, in any such case, the options or RSU awards shall automatically vest and become immediately exercisable in their entirety, such vesting to be effective as of immediately prior to the effective date of the Change of Control in the case of (i), and as of the date of termination of the NEO's employment in the case of (ii). For grants of PSUs, upon a Change of Control, all PSU awards immediately vest, and all PSU performance metrics are converted to the relative TSR metric. The number of shares issuable are then determined based on the Company's relative TSR performance (as described in the Compensation Discussion and Analysis) through an ending average price period of the approximately 30 calendar days immediately preceding the Change of Control.

The table below sets forth the value of the Company's obligations upon the automatic vesting of the stock-based awards of our NEOs as described above and assumes that the triggering event took place on December 31, 2015.

Name	Value of SSARs[1]	Value of Stock Awards[2]	Tax Gross-Up
Kent J. Thiry[3,4]	$16,449,172	$5,023,581	—

Javier J. Rodriguez	$3,850,058	$2,542,045	N/A

Michael D. Staffieri	$845,108	$343,949	N/A

Dennis L. Kogod	$3,215,774	$2,542,045	N/A

James K. Hilger	$440,557	$507,210	N/A

Garry E. Menzel	—	—	—

1
Values are based on the aggregate difference between the respective base prices and the closing sale price of our common stock on December 31, 2015, which was $69.71 per share, as reported by the NYSE.
2
Values are based on the aggregate number of shares underlying PSUs and RSUs multiplied by the closing sale price of our common stock on December 31, 2015, which was $69.71 per share, as reported by the NYSE. Based on the terms of the PSU agreement, as of December 31, 2015, any accelerated PSUs would be valued at $0.
3
Pursuant to the terms of his employment agreement entered into on July 25, 2008, Mr. Thiry would be entitled to receive a "gross-up" payment to the extent any benefit received is reduced by tax obligations possibly imposed by Sections 280G or 4999 of the Internal Revenue Code. Any such tax gross-up amount would be calculated using a 20% excise tax rate and an approximately 40% individual income tax rate and assumes that the base amount for purposes of Sections 280G and 4999 of the Internal Revenue Code has been allocated between the cash severance and equity components of the change of control benefits in proportion to the amounts of each component. Assuming a triggering event took place on December 31, 2015, there would not be any tax gross-up amount payable.
4
Since Mr. Thiry has been employed with the Company for over ten years as of December 31, 2015, 50% of any unvested equity awards vest upon any termination by Mr. Thiry without Cause or for Good Reason. The value of such accelerated vesting is equal to 50% of the amounts set forth in the table.

Definitions Under Stock-Based Award Agreements

For purposes of the stock-based award agreements and the table above:

A "Change of Control" means (i) any transaction or series of transactions in which any person or group (within the meaning of Rule 13d-5 under the Exchange Act and Sections 13(d) and 14(d) of the Exchange Act) becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), by way of a stock issuance, tender offer, merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all warrants and options had been exercised) entitled to vote in the election of directors of the Company

(including any transaction in which the Company becomes a wholly-owned or majority-owned subsidiary of another corporation), (ii) any merger or consolidation or reorganization in which the Company does not survive, (iii) any merger or consolidation in which the Company survives, but the shares of the Company's common stock outstanding immediately prior to such merger or consolidation represent 50% or less of the voting power of the Company after such merger or consolidation, and (iv) any transaction in which more than 50% of the Company's assets are sold.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      65

No transaction will constitute a Change of Control under the stock-based award agreements if both (x) the person acting as the CEO of the Company for the six months prior to such transaction becomes the CEO or executive chairman of the board of directors of the entity that has acquired control of the Company as a result of such transaction immediately after such transaction and remains the CEO or executive chairman of the board of directors for not less than one year following the transaction and (y) a majority of the acquiring entity's board of directors immediately after such transaction consist of persons who were directors of the Company immediately prior to such transaction.

"Cause" means: (1) a material breach by the executive of those duties and responsibilities of the executive which do not differ in any material respect from the duties and responsibilities of the executive during the

90-day period immediately prior to a Change of Control (other than as a result of incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the executive's part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach; (2) willful misconduct or gross negligence which results in material harm to the Company; (3) the conviction of the executive of, or a plea of nolo contendere by the executive to, a felony or other crime involving fraud or dishonesty; or (4) willful violation of Company policies which results in material harm to the Company.

66

Compensation of Directors

The following table sets forth information concerning the compensation of our non-employee directors during 2015. Mr. Thiry also serves as a member of the Board. As an executive officer of the Company, Mr. Thiry does not receive any additional compensation for his services as a member of the Board.

2015 DIRECTOR COMPENSATION

Name	Fees Earned ($)[1]	Stock Awards ($)[2,3,4]	SSAR Awards ($)[5]	Total ($)
Pamela M. Arway	$155,000	$94,991	$69,606	$319,597

Charles G. Berg	$229,000	$94,991	$69,606	$393,597

Carol Anthony ("John") Davidson	$167,500	$94,991	$69,606	$332,097

Barbara J. Desoer	$18,696	$22,168	$14,649	$55,513

Paul J. Diaz	$110,000	$94,991	$69,606	$274,597

Peter T. Grauer	$132,500	$94,991	$101,662	$329,153

John M. Nehra	$132,500	$94,991	$69,606	$297,097

Dr. William L. Roper	$127,500	$94,991	$69,606	$292,097

Roger J. Valine	$117,500	$94,991	$69,606	$282,097

1
Consists of the amounts described below under "Annual Retainers," "Meeting Fees," and "Expense Reimbursement and Per Diem Compensation." With respect to Mr. Grauer, includes the $37,500 cash portion for service as lead independent director. With respect to Ms. Arway and Messrs. Davidson and Berg, includes the $50,000 cash portion for service as chair of the Compensation Committee, Audit Committee and Compliance Committee, respectively. With respect to Mr. Nehra and Dr. Roper, includes the $25,000 cash portion for service as chair of the Public Policy Committee and Clinical Performance Committee, respectively. With respect to Mr. Berg, includes the $59,000 of additional fees in the aggregate paid to Mr. Berg in his role as the chairman of the Board's Compliance Committee, in overseeing the Corporate Integrity Agreement and the subpoenas received by HCP, at the request of the Board
2
With respect to Mr. Grauer, includes the $43,750 equity portion denominated in direct stock issuances for service as lead independent director.
3
The amounts shown in this column reflect the aggregate grant date fair value of all common stock awards, restricted stock units and DSI awards granted to our directors during 2015 as estimated by the Company in accordance with FASB ASC Topic 718. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FASB ASC Topic 718.
4
The amounts shown in this column reflect the aggregate grant date fair value of all SSAR awards granted to our directors during 2015 as estimated by the Company in accordance with FASB ASC Topic 718. With respect to Mr. Grauer, includes the $43,750 equity portion denominated in SSARs for service as lead independent director. See Note 19 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to FASB ASC Topic 718.
5
As of December 31, 2015, each non-employee director had the following number of SSARs outstanding: Ms. Arway, 82,076; Mr. Berg, 58,076; Mr. Davidson, 46,076; Ms. Desoer, 1,223; Mr. Diaz, 10,076; Mr. Grauer, 122,717; Mr. Nehra, 118,076; Dr. Roper, 82,076; and Mr. Valine, 88,076.

Our Non-Employee Director Compensation Policy (the "Director Compensation Policy") sets forth the terms of our director compensation. There is no discretionary decision-making involved in director compensation. The Compensation Committee and the Board periodically review director compensation, except with respect to occasional meetings or activities outside the scope of normal Board duties that are compensated on a per diem basis (see description below under "Per Diem Compensation"). The following describes the compensation paid to our non-employee directors for service as a director during 2015 under the Director Compensation Policy as set forth in the table above. Directors who are our employees or officers do not receive compensation for service on the Board or any committee of the Board.

Stock-Based Compensation

Annual Grant.    Under the Director Compensation Policy, each of our non-employee directors is entitled to receive SSARs, granted on, and priced as of close of the market on, the date of our annual stockholder meeting. The number of SSARs to be granted shall be determined by dividing $95,000 by 25% of the closing market price of our common stock on the grant date. The SSARs vest in full on the one year anniversary of the date of grant, with acceleration of vesting upon a Change of Control (as defined above under "Definitions Under Stock-Based Award Agreements"), and expiring five years after the date of grant. Each of our non-employee directors is also entitled to receive direct stock issuances ("DSIs") to be granted quarterly on the last day of each fiscal quarter. The number of DSIs to be granted quarterly shall be determined by dividing $23,750 by the closing market price of our common

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      67

stock on the last trading day of each fiscal quarter. The DSIs are 100% vested upon issuance. The annual grant of SSARs and DSIs shall be prorated, as applicable, including for new directors, based on the days of service on the Board within a fiscal year or fiscal quarter, respectively. SSARs granted on a prorated basis shall be granted and priced as of the close of market on the first day of service on the Board, which date shall be determined by the Board upon such individual's appointment as a director.

Additional Annual Grant to Lead Independent Director.    The lead independent director is also entitled to receive additional SSARs, granted on, and priced as of the close of the market on, the date of our annual stockholder meeting. The number of SSARs to be granted shall be determined by dividing $43,750 by 25% of the closing market price of our common stock on the grant date. The SSARs vest in full on the one year anniversary of the date of grant, with acceleration of vesting upon a Change of Control (as defined above under "Definitions Under Stock-Based Award Agreements"), and expiring five years after the date of grant. Vesting of these SSARs continues so long as the non-employee director continues to serve on the Board even if he or she is no longer lead independent director. The lead independent director is also entitled to receive DSIs to be granted quarterly on the last day of each fiscal quarter. The number of DSIs to be granted quarterly shall be determined by dividing $10,937.50 by the closing market price of our common stock on the last trading day of each fiscal quarter. The DSIs are 100% vested upon issuance. The annual grant of SSARs and DSIs shall be prorated, as applicable, based on the days of service as lead independent director within a fiscal year or fiscal quarter, as applicable. SSARs granted on a prorated basis shall be granted and priced as of the close of market on the first day of service as lead independent director on the Board.

If the lead independent director also serves as a chair of any committee of the Board, the lead independent director will also be entitled to receive the additional retainer for serving as the chair of any such committee, in addition to the retainers and equity grants he or she is entitled to receive as the lead independent director.

Annual Retainers

Annual Retainer.    Pursuant to the Director Compensation Policy, each of our non-employee directors is entitled to receive an annual retainer of $80,000 in cash per year, paid quarterly in arrears.

Lead Independent Director Retainer.    Under the Director Compensation Policy, the lead independent director receives an additional retainer of $37,500 in cash per year, paid quarterly in arrears.

Committee Chairs Retainer.    Under the Director Compensation Policy, the chairs of the Audit, Compensation and Compliance Committees receive an additional retainer of $50,000 in cash per year, paid quarterly in arrears, and the chairs of the Public Policy and the Clinical Performance Committees receive an additional retainer of $25,000 in cash per year, paid quarterly in arrears.

Proration of Quarterly Retainer — Upon Appointment.    The quarterly retainer due to a director elected during a quarter is prorated based on the date of such director's appointment.

Proration of Quarterly Retainer — Upon Termination.    The quarterly retainer due to a director terminating service during a quarter is prorated based on the date of such director's termination.

Meeting Fees

Board Meetings.    Under the Director Compensation Policy, our non-employee directors are not entitled to receive any additional compensation for regularly scheduled Board meetings.

Special Board Meetings.    Non-employee directors are entitled to receive $2,500 in cash for attendance at a special meeting regardless of the duration of such meeting, unless the meeting is held telephonically, in which case the meeting must last at least approximately one hour.

Committee Meetings.    For committee meetings, non-employee directors are entitled to receive additional compensation of $2,500 in cash for attendance regardless of the duration of such meetings, unless it is a special committee meeting held telephonically, in which case the meeting must last at least approximately one hour. In the case of Audit Committee meetings related to quarterly earnings releases, additional compensation of $2,500 in cash for each such meeting is paid regardless of the duration of such meetings.

68

Compensation of Directors

Expense Reimbursement and Per Diem Compensation

Expense Reimbursement.    Under the Director Compensation Policy, we reimburse our directors for their reasonable out-of-pocket expenses incurred in connection with their travel to and attendance at meetings of the Board or any committee thereof and other Board-related business.

Per Diem Compensation.    Additionally, under the Director Compensation Policy, we compensate our non-employee directors on a per diem, hourly or other basis at a rate that is reasonable and fair to the Company as determined at the discretion of the lead independent director, the Board or the Compensation Committee, as applicable, for significant time spent outside of Board or committee meetings or for meetings or activities outside the scope of normal board duties, including director training, meeting with Company management or external auditors, interviewing director candidates or other activities deemed necessary by the chairman of the Board, the lead independent director, or the entire Board. The per diem rate is paid on a pro rata basis for activities that do not require a full day of service.

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DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      69

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as one of our officers or employees at any time. During 2015, none of our executive officers served as a member of the compensation committee or board of directors of any other company whose executive officer(s) served as a member of our Compensation Committee or Board.

70

Certain Relationships and Related Transactions

We or one of our subsidiaries may occasionally enter into transactions with certain "related persons." Related persons include our executive officers, directors, nominees for directors, 5% or more beneficial owners of our common stock and immediate family members of these persons. We refer to transactions involving amounts in excess of $120,000 and in which the related person has a direct or indirect material interest as "related person transactions." Each related person transaction must be approved or ratified in accordance with the Company's written Related Person Transactions Policy by our Audit Committee or, if our Audit Committee determines that the approval or ratification of such related person transaction should be considered by all disinterested members of the Board, by the vote of a majority of such disinterested members.

The Audit Committee considers all relevant factors when determining whether to approve or ratify a related person transaction including, without limitation, the following:

  •
  the size of the transaction and the amount payable to a related person;
  •
  the nature of the interest of the related person in the transaction;
  •
  whether the transaction may involve a conflict of interest; and
  •
  whether the transaction involves the provision of goods or services to the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

The Company's Related Person Transactions Policy is available under the Corporate Governance section of our website, located at http://www.davita.com/about/corporate-governance.

In 2013 the Company discovered certain errors made in processing annual bonuses deferrals under the Company's Voluntary Deferral Plan. For affected employees, the errors resulted in underpayment of their bonuses and overfunding of their deferral accounts. There were 67 employees affected, including Mr. Thiry, our Chief Executive Officer. Once discovered, the Company corrected these errors consistent with the rules prescribed by the Internal Revenue Service ("IRS"). These corrections required certain of the affected employees to: (1) recognize taxable income in excess of the amounts previously reported to them by the Company in their wage and tax statements, (2) pay penalties to the IRS under Section 409A of the Internal Revenue Code, and (3) file amended tax returns for the years affected by the errors. In addition, the employees suffered the forfeiture of earnings on improperly deferred amounts during the period of deferral. As a consequence, the affected employees submitted claims for the losses and expenses they suffered (including for forfeited earnings, tax penalties, interest for late payments, costs of amending prior years' tax returns and the cost of related tax advice) as a result of the Company's errors. Mr. Thiry submitted claims for, and was reimbursed $873,373. The reimbursement of Mr. Thiry in connection with his claims was evaluated and approved by the Audit Committee in accordance with the Company's Related Person Transaction Policy.

DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      71

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm, KPMG LLP, as well as monitoring the independence, qualifications and performance of KPMG LLP and the Company's internal audit function. In addition, the Audit Committee has considered whether the provision of non-audit services to the Company by KPMG LLP is compatible with maintaining KPMG LLP's independence.

  •
  KPMG LLP has been retained as the Company's external auditor continuously since 2000.
  •
  The Audit Committee is responsible for the audit fee negotiations associated with the Company's retention of KPMG LLP.
  •
  In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm.
  •
  In conjunction with the mandated rotation of the Audit Firm's lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of KPMG LLP's new lead engagement partner.
  •
  The members of the Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as the Company's independent external auditor is in the best interests of the Company and its investors.

Management is responsible for internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board

(United States) and an audit of the effectiveness of internal controls over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has met and held discussions with the Company's internal auditors and KPMG LLP, with and without management present, to discuss the scope of their audit plans, results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

The Audit Committee engaged the independent registered public accounting firm to conduct the independent audit. The Audit Committee reviewed and discussed with management the December 31, 2015 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be reviewed by the Statement on Auditing Standards No. 16 (Communication with Audit Committees). In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based upon the Audit Committee's reviews and discussions with management and the independent registered public accounting firm, referred to above, the Audit Committee recommended to the Board the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Carol Anthony ("John") Davidson (Chairman)
Charles G. Berg
Roger J. Valine

72

Audit Committee Report

Stockholder Proposals for 2017 Annual Meeting

If you wish to present a proposal for action at the 2017 annual meeting of stockholders and wish to have it included in the proxy statement and form of proxy that management will prepare, you must notify us no later than January 11, 2017 in the form required under the rules and regulations promulgated by the SEC. Otherwise, your proposal will not be included in management's proxy materials.

If you wish to present a proposal for action at the 2017 annual meeting of stockholders, even though it will not be included in management's proxy materials, or if you wish to nominate a director for election at the 2017 annual meeting of stockholders, our bylaws require that you must notify us no later than March 22, 2017, and no earlier than February 20, 2017. However, if we hold our 2017 annual meeting of stockholders more than

30 days before or more than 70 days after the one-year anniversary of our 2016 annual meeting of stockholders, you must notify us: (i) not earlier than the close of business on the 120th day prior to the 2017 annual meeting and (ii) not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the 2017 annual meeting was first made. We advise you to review our bylaws, which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal. Our bylaws are available under the Corporate Governance section of our website, located at http://www.davita.com/about/corporate-governance.

DaVita HealthCare Partners Inc. Notice of 2016 Annual Meeting and Proxy Statement      73

Other Matters

The Board does not know of any other matters to be presented at the 2016 annual meeting of stockholders but, if other matters do properly come before the meeting, it is intended that the persons named as proxies in the proxy card will vote on them in accordance with their best judgment.

A copy of our 2015 Annual Report to Stockholders accompanies this Proxy Statement. The 2015 Annual Report to Stockholders includes our audited financial statements for the year ended December 31, 2015. Our Annual Report on Form 10-K includes these financial statements, as well as other supplementary financial information and certain schedules. The Annual Report on Form 10-K is not part of our proxy soliciting material. Copies of the Annual Report on Form 10-K, without exhibits, can be obtained without charge by contacting Investor Relations at the following address: Attn: Investor Relations, DaVita HealthCare Partners Inc., 2000 16th Street, Denver, Colorado 80202, (888) 484-7505 or through our website, located at http://www.davita.com.

By order of the Board of Directors,

Martha Ha
Corporate Secretary

May 11, 2016

74

Appendix A

The full text of the amendments to the Company's Amended and Restated Bylaws, as proposed to be adopted, is set forth below. These amendments will only be adopted if Proposal 4 is approved.

Article III, Section 12(a)(1)

Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board ~~or~~, (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 12 is delivered to the Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 12, or (d) by any stockholder of the Corporation or group of stockholders in accordance with Article III Section 13 of these Bylaws.

Article III, Section 12(c)(1)

Only such persons who are nominated in accordance with the procedures set forth in (a) this Section 12 ~~shall be eligible to be elected at~~ with respect to an annual or special meeting of stockholders, or (b) Article III Section 13 of these Bylaws with respect to an annual meeting,shall be eligible to be elected at a meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation required under Section 12(b), the substance of which representation is set forth in Section 12(a)(2)(c)(vi)) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, if the stockholder who submitted a nomination or proposed business (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation. For purposes of this Section 12 and Article III Section 13 of these Bylaws, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

Article III, Sections 13 and 14

Section 13.    Proxy Access for Director Nominations.

  (a)   Definitions.    For purposes of Section 13, the following terms shall have the following meanings:

  (1)   "Authorized Group Member" shall mean, with respect to any nomination by a Nominator Group, the member of that Nominator Group that is authorized to act on behalf of all members of that Nominator Group with respect to matters relating to the nomination, including withdrawal of the nomination.

  (2)   "Compensation Arrangement" shall mean any direct or indirect compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, including, without limitation, any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director.

  (3)   "Eligible Stockholder" shall mean a person who has either (a) been a record holder of the shares of common stock of the Corporation used to satisfy the eligibility requirements in Section 13(d) continuously for the required three (3)-year period or (b) provides to the Secretary of the Corporation, within the time period referred to in Section 13(e), evidence of continuous Ownership of such shares for such three (3)-year period from one or more securities intermediaries.

  (4)   "Maximum Number" shall mean that number of directors constituting the greater of (a) two (2) or (b) twenty percent (20%) of the total number of directors of the Corporation on the last day on which a

  Nomination Notice may be submitted pursuant to this Section 13 (rounded down to the nearest whole number), which number shall be reduced as set forth in Section 13(c)(1).

  (5)   "Minimum Number" shall mean three percent (3%) of the number of outstanding shares of common stock of the Corporation as of the most recent date for which such amount is given in any filing by the Corporation with the Securities and Exchange Commission prior to the submission of the Nomination Notice.

  (6)   "Nominating Stockholder" shall mean any Eligible Stockholder or group of up to twenty (20) stockholders (a "Nominator Group") that, collectively as a group, satisfy the requirements to qualify as an Eligible Stockholder, that (a) has (individually and collectively, in the case of a Nominator Group) satisfied all applicable conditions and complied with all applicable procedures set forth in this Section 13 (including, without limitation, the timely submission of a Nomination Notice that meets the requirements set forth in this Section 13), and (b) has nominated a Stockholder Nominee.

  (7)   "Nomination Notice" shall mean all information and documents that a Nominating Stockholder is required to submit to the Secretary of the Corporation pursuant to Section 13(f).

  (8)   "Own" shall mean possession, with respect to those outstanding shares of common stock of the Corporation entitled to vote generally for the election of all directors of the Corporation, of both: (a) the full voting and investment rights pertaining to the shares; and (b) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided, that the number of shares calculated in accordance with clauses (a) and (b) shall not include any shares: (i) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale; (ii) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell; or (iii) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of reducing in any manner, to any extent or at any time in the future, such stockholder's or affiliates' full right to vote or direct the voting of any such shares, and/or hedging, offsetting or altering to any degree any gain or loss arising from the full economic Ownership of such shares by such stockholder or affiliate, other than any such arrangements solely involving a national or multi-national multi-industry market index. A stockholder shall "Own" shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. A stockholder's Ownership of shares shall be deemed to continue during any period in which the stockholder has loaned such shares or delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement which in either case is revocable at any time by the stockholder; provided, however, in the event of a loan, the stockholder has the power to recall such loaned shares on five (5) business days' notice. The terms "Owned," "Owning," "Ownership" and other variations of the word "Own" shall have correlative meanings. Whether shares constitute shares Owned shall be decided by the Board in its reasonable determination, which determination shall be conclusive and binding on the Corporation and its stockholders.

  (9)   "public announcement" shall have the meaning set forth in Article III Section 12(c)(2) of these Bylaws.

  (10) "Stock Exchange Rules" shall mean the rules of any stock exchange on which the Corporation's securities are traded.

  (11) "Stockholder Nominee" shall mean any person nominated for election pursuant to this Section 13.

  (12) "Voting Commitment" shall have the meaning set forth in Article IV Section 2 of these Bylaws.

  (b)   Proxy Access at Annual Meetings. Subject to the provisions of this Section 13, if expressly requested in the relevant Nomination Notice, the Corporation shall include in its proxy statement for any annual meeting of stockholders:

  (1)   the name of any Stockholder Nominee, which shall also be included on the Corporation's form of proxy and ballot;

  (2)   disclosure about the Stockholder Nominee and the Nominating Stockholder required under the rules of the Securities and Exchange Commission or other applicable law to be included in the proxy statement;

  (3)   any statement included by the Nominating Stockholder in the Nomination Notice for inclusion in the proxy statement in support of the Stockholder Nominee's election to the Board (subject, without limitation, to Section 13(g)), if such statement does not exceed five hundred (500) words; and

  (4)   any other information that the Corporation or the Board determines, in its discretion, to include in the proxy statement relating to the nomination of the Stockholder Nominee, including, without limitation, any statement in opposition to the nomination, information relating to any Compensation Arrangement and/or Voting Commitment, and any of the information provided pursuant to this Section 13.

  For the avoidance of doubt, the provisions of this Section 13 shall not apply to a special meeting of stockholders (including, without limitation, a Stockholder Requested Special Meeting), and the Corporation shall not be required to include a director nominee of a stockholder or group of stockholders in the Corporation's proxy statement or form of proxy or ballot for any special meeting of stockholders.

  (c)   Maximum Number of Stockholder Nominees.

  (1)   The Corporation shall not be required to include in the proxy statement for an annual meeting of stockholders more Stockholder Nominees than the Maximum Number. In the event that one or more vacancies for any reason occurs on the Board after the deadline set forth in Section 13(e) but before the date of the annual meeting and the Board resolves to reduce the size of the Board in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced. The Maximum Number for a particular annual meeting shall be reduced by:

    (i)     Stockholder Nominees whose nominations for election at such annual meeting are subsequently withdrawn; and

    (ii)    Stockholder Nominees who the Board itself decides to nominate for election at such annual meeting.

  (2)   Any Nominating Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation's proxy materials pursuant to this Section 13 shall rank such Stockholder Nominees based on the order that the Nominating Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation's proxy materials. In the event that the number of Stockholder Nominees submitted by Nominating Stockholders pursuant to this Section 13 exceeds the Maximum Number, the highest ranking Stockholder Nominee who meets the requirements of this Section 13 from each Nominating Stockholder will be selected for inclusion in the Corporation's proxy materials until the Maximum Number is reached, going in order of the amount (largest to smallest) of shares of stock of the Corporation that each Nominating Stockholder disclosed as Owned in its respective Nomination Notice submitted to the Corporation. This selection process will continue with the next highest ranked nominees as many times as necessary, following the same order each time, until the Maximum Number is reached.

  (d)   Eligible Stockholders.

  (1)   An Eligible Stockholder or Nominator Group may submit a nomination in accordance with this Section 13 only if the person or group (in the aggregate) has continuously Owned at least the Minimum Number (as adjusted for any stock splits, stock dividends, subdivisions, combinations, reclassifications, recapitalizations or similar events) of shares of the Corporation's common stock throughout the three (3)-year period preceding and including the date of submission of the Nomination Notice, and continues to Own at least the Minimum Number of shares through the date of the annual meeting. No shares may be attributed to more than one Eligible Stockholder. The following shall be treated as one Eligible Stockholder or one member of a Nominator Group if such Eligible Stockholder or member of a Nominator Group shall provide together with the Nomination Notice documentation that demonstrates compliance with the following criteria: (a) funds under common management and investment control; (b) funds under common management and funded primarily by the same employer; or (c) a "family of investment companies" or a "group of investment companies" (each as defined in or under the Investment Company Act of 1940, as amended).

  For the avoidance of doubt, in the event of a nomination by a Nominator Group, any and all requirements and obligations for a given Eligible Stockholder (including, without limitation, each and every fund or company that comprises the Nominator Group) that are set forth in this Section 13, including the minimum holding period, shall apply to each member of such Nominator Group; provided, however, that the Minimum Number shall apply to the Ownership of the Nominator Group in the aggregate. Should any stockholder withdraw from a Nominator Group at any time prior to the annual meeting of stockholders, the Nominator Group shall only be deemed to Own the shares held by the remaining members of that Nominator Group.

  (2)   No stockholder shall be permitted to be in more than one Nominator Group, and if any stockholder appears as a member of more than one Nominator Group, or as a member of a Nominator Group and as a Nominating Stockholder without any such group, such stockholder shall be deemed to be a member of only the Nominator Group that has the largest Ownership position as reflected in the Nomination Notice and is not permitted to act as a Nominating Stockholder separate from such Nominator Group.

  (e)   Timely Nomination Notice.    To be timely, a Nomination Notice must be delivered to or be mailed and received at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the date (as stated in the Corporation's proxy materials relating to that annual meeting) that the Corporation first mailed its proxy statement for the annual meeting of the previous year, except where information or documents are required to be provided after the date the Nomination Notice is first submitted, as set forth in this Section 13 (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, the Nomination Notice must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a Nomination Notice.

  (f)    Nomination Notice.    The Nomination Notice shall consist of, collectively, the following information, documents and agreements which shall, for avoidance of doubt, be compiled, completed and submitted by the Nominating Stockholder or its representatives at its own cost:

  (1)   documentary evidence in the form of one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three (3)-year holding period, provided that each such intermediary must be a participant in the Depository Trust Company or an affiliate of a participant in the Depository Trust Company) verifying and certifying that, as of a date within seven (7) calendar days prior to the date of the Nomination Notice, the Nominating Stockholder Owns, and has continuously Owned for the preceding three (3) years, the Minimum Number of shares, and the Nominating Stockholder's agreement to provide, within five (5) business days after the record date for the annual meeting, documentary evidence in the form of written statements from the record holder and intermediaries verifying and certifying the Nominating Stockholder's continuous Ownership of the Minimum Number of shares through the record date;

  (2)   an undertaking to provide immediate notice if the Nominating Stockholder ceases to Own the Minimum Number of shares prior to the date of the annual meeting;

  (3)   a copy of the Schedule 14N (or any successor form) relating to the Stockholder Nominee, completed and filed with the Securities and Exchange Commission by the Nominating Stockholder as applicable, in accordance with Securities and Exchange Commission rules;

  (4)   the written consent of each Stockholder Nominee to being named in the Corporation's proxy statement, form of proxy and ballot as a nominee and to serving as a director if elected;

  (5)   a written notice of the nomination of such Stockholder Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including, for the avoidance of doubt, each member of a Nominator Group):

    (i)     the information and other deliverables that would be required to be set forth in a stockholder's notice of nomination pursuant to Article III Section 12(a) of these Bylaws, as if the Nominating Stockholder were the proposing stockholder under that section;

    (ii)    to the extent not included in the response to paragraph (i) above, a detailed description of all material relationships, between or among the Nominating Stockholder, on the one hand, and each Stockholder Nominee, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S–K (or its successor item) if the Nominating Stockholder were the "registrant" for purposes of such item and the Stockholder Nominee, were a director or executive officer of such registrant;

    (iii)   a detailed description of all communications by such Nominating Stockholder with any other stockholder or beneficial owner of any securities of the Corporation regarding such Stockholder Nominee;

    (iv)   the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N (or any successor item);

    (v)    a representation and warranty that the Nominating Stockholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation;

    (vi)   a representation and warranty that the Nominating Stockholder has not nominated and will not nominate for election to the Board at the annual meeting any person other than such Nominating Stockholder's Stockholder Nominee(s);

    (vii) a representation and warranty that the Nominating Stockholder has not engaged in and will not engage in a "solicitation" within the meaning of Rule 14a-1(l) (or any successor thereof) under the Exchange Act with respect to the annual meeting, other than with respect to such Nominating Stockholder's Stockholder Nominee(s) or any nominee of the Board;

    (viii) a representation and warranty that the Nominating Stockholder has not engaged in and will not engage in, other than with respect to such Nominating Stockholder's Stockholder Nominee(s) or any nominee of the Board, (A) an exempt solicitation as described in Rule 14a-2(b) (or any successor thereof) under the Exchange Act, or (B) any communication, as described in Rule 14a-1(l)(2)(iv) (or any successor thereof) under the Exchange Act, stating how the Nominating Stockholder intends to vote at the annual meeting and the reasons therefore;

    (ix)  a representation and warranty that the Nominating Stockholder will not use or distribute any proxy card other than the Corporation's proxy card in soliciting stockholders in connection with the election of a Stockholder Nominee at the annual meeting;

    (x)   a representation and warranty that the Stockholder Nominee's candidacy or, if elected, membership on the Board would not violate applicable state or federal law or Stock Exchange Rules;

    (xi)  a representation and warranty that the Stockholder Nominee: (A) qualifies as independent under the Stock Exchange Rules and any publicly disclosed standards used by the Board in determining and disclosing the independence of the directors; and (B) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor thereof) under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor item) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Stockholder Nominee;

    (xii) a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 13(d);

    (xiii) a representation and warranty that the Nominating Stockholder will continue to satisfy the eligibility requirements described in Section 13(d) through the date of the annual meeting;

    (xiv) the details of any position of the Stockholder Nominee as an officer or director of any competitor (that is, any entity that provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates) of the Corporation, within the three (3) years preceding the submission of the Nomination Notice;

    (xv) if desired, a statement for inclusion in the proxy statement in support of the Stockholder Nominee's election to the Board. Any such statement shall not exceed five hundred (500) words and shall fully comply with Section 14 (or any successor thereof) of the Exchange Act and the rules and regulations thereunder; and

    (xvi) in the case of a nomination by a Nominator Group, the designation by all group members of one Authorized Group Member;

  (6)   an executed agreement (which form of agreement shall be provided by the Secretary of the Corporation upon written request), which must be submitted within ten (10) days of the Nominating Stockholder's first submission of any information required by this Section 13(f), pursuant to which the Nominating Stockholder (including each member of a Nominator Group) agrees:

    (i)     to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election;

    (ii)    to file any written solicitation or other communication with the Corporation's stockholders relating to one or more of the Corporation's directors or director nominees or any Stockholder Nominee with the Securities and Exchange Commission, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;

    (iii)   to assume all liability stemming from any action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder or the Stockholder Nominee nominated by such Nominating Stockholder with the Corporation, its stockholders or any other person, including, without limitation, the Nomination Notice;

    (iv)   to indemnify and hold harmless (jointly with all other members of a Nominator Group, if applicable) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys' fees) incurred in connection with any action, suit or proceeding (whether threatened, pending or completed), whether legal, judicial administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Stockholder or Stockholder Nominee to comply with, or any breach or alleged breach of, its, or his or her, as applicable, obligations, agreements or representations under or pursuant to this Section 13, or otherwise arising out of any nomination, solicitation or other activity by any Eligible Stockholder or any member of a Nominator Group in connection with its efforts pursuant to this Section 13;

    (v)    to promptly (and in any event within forty-eight (48) hours of discovering such misstatement or omission) notify the Corporation and any other recipient of any misstatement or omission of information included in the Nomination Notice, or any other communication by the Nominating Stockholder (including with respect to any member of a Nominator Group) with the Corporation, its stockholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), and promptly notify the Corporation and any other recipient of the information that is required to correct the misstatement or omission; and

    (vi)   in the event that the Nominating Stockholder (including any member of a Nominator Group) has failed to continue to satisfy the eligibility requirements described in Section 13(d), to promptly notify the Corporation; and

  (7)   a written questionnaire and a written representation and agreement pursuant to Article IV Section 2 of these Bylaws (each in the form provided by the Secretary of the Corporation upon written request), which must be submitted within ten (10) days of the Nominating Stockholder's first submission of any information required by this Section 13(f).

  The information and documents required by this Section 13(f) shall be provided with respect to and executed by the Nominating Stockholder (and each member of a Nominator Group), and provided with respect to the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item) in the case of a Nominating Stockholder or any member of a Nominator Group. The Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 13(f) (other than such information and documents required to be provided after the date the Nomination Notice is first submitted) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

  (g)   Exclusion or Disqualification of Stockholder Nominees.

  (1)   If, after the deadline for submitting a Nomination Notice as set forth in Section 13(e), a Nominating Stockholder becomes ineligible or withdraws its nomination or a Stockholder Nominee becomes ineligible or unwilling to serve on the Board, whether before or after the mailing of the definitive proxy statement, the Corporation:

    (i)     shall not be required to include in its proxy statement or on any ballot or form of proxy the Stockholder Nominee or any successor or replacement nominee proposed by the Nominating Stockholder or by any other Nominating Stockholder; and

    (ii)    may otherwise communicate to its stockholders, including without limitation by amending or supplementing its proxy statement or ballot or form of proxy, that the Stockholder Nominee will not be included as a Stockholder Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting.

  (2)   Notwithstanding anything to the contrary contained in this Section 13, the Corporation may omit from its proxy materials any Stockholder Nominee, and any information concerning such Stockholder Nominee (including a Nominating Stockholder's statement in support), and in such case such nomination shall be disregarded and no vote on such Stockholder Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Stockholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Stockholder Nominee, if:

    (i)     the Corporation receives a notice (whether or not subsequently withdrawn) that a stockholder intends to nominate any candidate for election to the Board at the annual meeting pursuant to the advance notice requirements for stockholder nominees set forth in Article III Section 12(a) of these Bylaws;

    (ii)    the Nominating Stockholder has engaged in a "solicitation" within the meaning of Rule 14a-1(l) (or any successor thereof) under the Exchange Act with respect to the annual meeting, other than with respect to such Nominating Stockholder's Stockholder Nominee(s) or any nominee of the Board;

    (iii)   the Nominating Stockholder has engaged in, other than with respect to such Nominating Stockholder's Stockholder Nominee(s) or any nominee of the Board, (A) an exempt solicitation as described in Rule 14a-2(b) (or any successor thereof) under the Exchange Act, or (B) any communication, as described in Rule 14a-1(l)(2)(iv) (or any successor thereof) under the Exchange Act, stating how the Nominating Stockholder intends to vote at the annual meeting and the reasons therefore;

    (iv)   the Nominating Stockholder or the Authorized Group Member, as applicable, or any qualified representative thereof, does not appear at the annual meeting to present the nomination submitted in accordance with this Section 13;

    (v)    the Board of Directors, acting in good faith, determines that such Stockholder Nominee's nomination or election to the Board would result in the Corporation violating or failing to be in compliance with these Bylaws or the Certificate of Incorporation, or any applicable law, rule or regulation to which the Corporation is subject, including the Stock Exchange Rules;

    (vi)   the Stockholder Nominee has been, within the past three (3) years, an officer or director of a competitor, as defined for purposes of Section 8 (or any successor thereof) of the Clayton Antitrust Act of 1914, as amended; or

    (vii) the Nominating Stockholder has failed to continue to satisfy the eligibility requirements described in Section 13(d), any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement made not misleading), the Stockholder Nominee becomes unwilling or unable to serve on the Board or any violation or breach occurs of any of the obligations, agreements, representations or warranties of the Nominating Stockholder or the Stockholder Nominee under or pursuant to this Section 13.

  (3)   Notwithstanding anything to the contrary contained in this Section 13, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Stockholder Nominee included in the Nomination Notice, if:

    (i)     such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading;

    (ii)    such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any individual, corporation, partnership, association or other entity, organization or governmental authority;

    (iii)   the inclusion of such information in the proxy statement would otherwise violate the Securities and Exchange Commission proxy rules or any other applicable law, rule or regulation; or

    (iv)   the inclusion of such information in the proxy statement would impose a material risk of liability upon the Corporation.

  (4)   The Corporation may solicit against, and include in the proxy statement its own statement relating to, any Stockholder Nominee.

  (h)   Interpretation.    The Board (and any other person or body authorized by the Board, including, without limitation, the chairman of the relevant annual meeting) shall have the power and authority to interpret this Section 13 and to make any and all determinations necessary or advisable to apply this Section 13 to any persons, facts or circumstances, including the power to determine (1) whether one or more stockholders or beneficial owners qualifies as an Eligible Stockholder or Nominator Group, as applicable, (2) whether a Nomination Notice complies with this Section 13, (3) whether a Stockholder Nominee satisfies the qualifications and requirements in this Section 13, and (4) whether any and all requirements of this Section 13 have been satisfied. Any such interpretation or determination adopted in good faith by the Board (or any other person or body authorized by the Board, including, without limitation, the chairman of the relevant annual meeting) shall be binding on all persons, including the Corporation and its stockholders (including any beneficial owners). The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and the defective nomination shall be disregarded.

Section 14.    ~~Section 13.~~    Conduct of Meetings.

Appendix B

DaVita Inc.

Employee Stock Purchase Plan

2016 Amendment and Restatement

B-i

DaVita Inc.
Employee Stock Purchase Plan

Article I
Purpose and Effective Date

The purpose of the Plan is to provide incentives for, and to encourage stock ownership by, Employees of DaVita Inc. or any of its Subsidiaries whose Employees participate in the Plan in order to increase their proprietary interest in the success of the Company.

The effective date of this 2016 Amendment and Restatement of the Plan is June 20, 2016.

Article II
Definitions

Whenever capitalized in the text, the following terms shall have the meanings set forth below.

2.1
"Account" shall mean the account established pursuant to Section 3.5 below to hold a Participant's contributions to the Plan.

2.2
"Board" shall mean the Board of Directors of DaVita Inc.

2.3
"Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to any specific section of the Code shall be deemed to be a reference to any successor provision.

2.4
"Committee" shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.

2.5
"Common Stock" shall mean the common stock of DaVita Inc.

2.6
"Company" shall mean DaVita Inc., a Delaware corporation, as well as any Subsidiary whose employees participate in the Plan with the consent of the Board.

2.7
"Continuous Employment" shall mean employment without interruption by the Company. Employment shall not be considered interrupted because of:

(a)
Transfers of employment between the Company and a Subsidiary (or vice versa) or between different Subsidiaries; or

(b)
Any Leave of Absence.

2.8
"Employee" shall mean a worker whose earnings the Company reports on a Form W-2. This term does not include members of the Board of Directors unless they are employed by the Company in a position in addition to their duties as a director.

2.9
"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

2.10
  "Fair Market Value" of Common Stock for any day shall be the last reported sale price on that day regular way, or if no such reported sale takes place on that day, the average of the last reported bid and ask prices on that day regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed. If the national securities exchange is closed on such date, the "Fair Market Value" shall be determined as of the last preceding day on which the Common Stock was traded or for which bid and ask prices are available.

2.11
  "Insider" shall mean a Participant who is subject to Section 16 of the Exchange Act.

2.12
  "Leave of Absence" shall mean an unpaid leave of absence taken in accordance with the Company's leave of absence policy. A Participant will not be considered to have incurred a break in Continuous Employment because of a Leave of Absence that does not exceed ninety (90) days. If the Leave of Absence exceeds ninety (90) days, the Participant will be deemed to have incurred a break in Continuous Employment on the ninety-first (91st) day, unless the Participant's rights to reemployment are guaranteed by statute or contract.

2.13
  "Participant" shall mean an Employee who has been granted a Purchase Right under the Plan.

2.14
  "Plan" shall mean the DaVita Inc. Employee Stock Purchase Plan.

2.15
  "Plan Broker" shall mean a stock brokerage firm designated by the Committee to establish accounts for Common Stock purchased under the Plan by Participants.

2.16
  "Purchase Right" shall mean a right to purchase Common Stock granted pursuant to the Plan.

2.17
  "Purchase Right Period" shall mean the period beginning on January 1 or July 1 (whichever is applicable) and terminating on the immediately following December 31. (But see Section 4.3 below for special rules regarding the termination of a Purchase Right Period upon a Termination Event.)

2.18
  "Stockholders" shall mean the holders of Common Stock.

2.19
  "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Article III
Eligibility and Participation

3.1
Eligibility.

(a)
All Employees of the Company who are scheduled to work at least twenty (20) hours per week are eligible to participate in the Plan, provided they have completed at least three (3) months of Continuous Employment prior to the first day of the Purchase Right Period. Notwithstanding the foregoing, Employees that are citizens or residents of a foreign jurisdiction (i) whose laws prohibit their participation in the Plan, (ii) whose participation would cause the Plan to not meet the eligibility requirements of I.R.C. Section 423, or (iii) where the burden to the Company of complying with local tax, securities and employment law does not warrant extending participation in the Plan in such foreign jurisdiction, may be deemed by the Committee as not eligible to participate in the Plan.

(b)
No Employee may be granted a Purchase Right if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Subsidiary. For this purpose, an Employee's ownership interest shall be determined in accordance with the constructive ownership rules of Code Section 424(d).

3.2
Payroll Withholding.

(a)
Employees who have satisfied the eligibility conditions of Section 3.1 above may enroll as Participants by executing prior to the commencement of each Purchase Right Period a form provided by the Company on which they designate:

(i)
The dollar amount (not a percentage of compensation) to be deducted from their paychecks and contributed to their Accounts for the purchase of Common Stock, which shall not be less than ten dollars ($10.00) per payroll period; and/or

(ii)
The amount of funds, if any, which they will deposit at the beginning of the Purchase Right Period for the purchase of Common Stock.

(b)
Once selected, the rate of contributions for a Purchase Right Period cannot be decreased or increased without terminating the Purchase Right. However, pursuant to rules and procedures prescribed by the Committee, a Participant may make additional contributions to make up for amounts that he or she failed to make while on a Leave of Absence if the Participant returns to active employment and contributes those amounts before the end of the Purchase Right Period.

3.3
Limitations.

(a)
Notwithstanding anything herein to the contrary, a Participant may not accrue a right to purchase shares of Common Stock at a rate that exceeds twenty-five thousand dollars ($25,000.00) per calendar year, determined in a manner consistent with Code Section 423(b)(8).

(b)
This limitation shall apply to the Participant's right to purchase Common Stock under the Plan and under all other employee stock purchase plans described in Code Section 423 that are maintained by the Company and its Subsidiaries.

(c)
This dollar limitation applies to the Fair Market Value of Common Stock determined at the time the Purchase Right is granted.

3.4
Granting of Purchase Rights. The price at which each share covered by a Purchase Right will be purchased will in all instances be the lesser of:

(a)
One hundred percent (100%) of the Fair Market Value of a share of Common Stock on the first day of the applicable Purchase Right Period; or

(b)
Eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last day of that Purchase Right Period;

  provided, however, that such price will in no event be less than the price required under Code Section 423(b)(6).

3.5
Establishment of Accounts.

(a)
All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution) will be deposited into a separate Account maintained for the Participant.

(b)
No interest will be earned on those contributions.

(c)
A Participant may not withdraw any amounts from his or her Account without terminating his or her Purchase Right pursuant to Section 4.1 below.

Article IV
Purchase Rights

4.1
Termination of Purchase Rights.

(a)
A Participant may withdraw from the Plan at any time prior to the last day of the Purchase Right Period by submitting a form provided by the Company to the People Services Department of the Company. The Participant's Purchase Right shall terminate upon withdrawal from the Plan.

(b)
A Purchase Right shall terminate automatically if the Participant holding the Purchase Right ceases to be employed by the Company for any reason (including death, disability, or retirement) prior to the last day of the Purchase Right Period.

(c)
Upon the termination of a Purchase Right, all amounts held in the Participant's Account shall be refunded to the Participant.

4.2
Exercise of Purchase Rights.

(a)
Unless previously terminated, Purchase Rights will be exercised automatically on the last day of the Purchase Right Period.

  (b)
  Except as provided in Section 3.2(b) above, payment for shares to be purchased at the termination of the Purchase Right Period may only be made from funds:

  (i)
  Deposited at the beginning of a Purchase Right Period; and/or

  (ii)
  Accumulated through payroll deductions made during the Purchase Right Period.

  (c)
  If the balance of the Participant's Account on the date of purchase exceeds the purchase price of the whole number of shares to be acquired, the surplus shall be applied to the next Purchase Right Period, unless the Company elects to distribute the remaining funds to the Participant or unless the Participant elects to receive a refund by submitting a form prescribed by the Committee to the People Services Department of the Company.

  (d)
  Following the end of each Purchase Right Period, the number of shares of Common Stock purchased by each Participant shall be deposited into an account established in the Participant's name at the Plan Broker, or otherwise transferred to or for the account of the Participant.

  (e)
  A Participant shall be free to make a disposition (as that term is defined in Code Section 424(c)) of the shares in the Participant's account at the Plan Broker at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the Participant's account at the Plan Broker until the holding period set forth in Code Section 423(a) has been satisfied. With respect to shares for which the holding period set forth in Code Section 423(a) has been satisfied, the Participant may move such shares to another brokerage account of the Participant's choice or request that such shares otherwise be transferred to or for the account of the Participant. (As of the effective date of the 2007 amendment of the Plan, the holding period set forth in Code Section 423(a) is the longer of two (2) years after the first day of the Purchase Right Period and one (1) year after the last day of the Purchase Right Period during which the shares were purchased by the Participant.)

4.3
Termination Event. The following provisions of this Section 4.3 shall apply, notwithstanding anything herein to the contrary.

(a)
A "Termination Event" shall be deemed to occur as a result of (i) a transaction in which the Company will cease to be an independent publicly-owned corporation, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a termination of the Plan.

(b)
The Purchase Right Period in which a Termination Event occurs shall terminate and all Purchase Rights shall be automatically exercised immediately preceding the Termination Event. In the case of a Termination Event described in Section 4.3(a)(i) or 4.3(a)(ii) above, for purposes of determining the amount under Section 3.4(b), the Fair Market Value of the Common Stock on the last day of the Purchase Right Period shall be deemed to be equal to the per share consideration received in the transaction by the holders of the Common Stock.

4.4
Non-Transferability of Purchase Rights. A Purchase Right may not be assigned or alienated.

Article V
Common Stock

5.1
Shares Subject to Plan.

(a)
Effective June 20, 2016, the maximum number of shares of Common Stock which may be issued under the Plan is twelve million, five hundred thousand (12,500,000). The number of these shares shall be subject to adjustment pursuant to Section 5.2 below.

(b)
If any outstanding Purchase Right is terminated for any reason prior to its exercise, the shares allocable to the Purchase Right will again become subject to purchase under the Plan.

(c)
The Common Stock issuable under the Plan may be previously unissued or may have been reacquired by the Company in the open market (or otherwise).

5.2
Adjustment Upon Changes in Capitalization. Subject to the provisions of Section 4.3 above, if the outstanding shares of Common Stock are increased, decreased, or exchanged for different securities, through reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock dividend, or other similar transaction, a proportionate adjustment shall be made by the Committee to the:

(a)
Number, price, and kind of shares subject to outstanding Purchase Rights; and

(b)
Maximum number and kind of shares that are available for issuance under the Plan.

5.3
Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding Purchase Rights on any particular date exceed the number of shares then available for issuance under the Plan:

(a)
The Committee shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis; and

(b)
The payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to the Participant.

Article VI
Plan Administration

6.1
Administration.

(a)
The Plan shall be administered by the Committee. The Committee shall have authority to:

(i)
Interpret the Plan;

(ii)
Prescribe rules and procedures relating to the Plan; and

(iii)
Take all other actions necessary or appropriate in connection with the administration of the Plan.

(b)
A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by a majority of the members:

(i)
Present at any meeting; or

(ii)
In writing without a meeting.

(c)
All decisions of the Committee shall be final and binding on all Participants.

(d)
No member of the Committee shall be liable for any action or inaction taken in good faith with respect to the Plan or any Purchase Right granted under it.

6.2
Indemnification.

(a)
To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and each other member of the Board, as well as any other Employee with duties under the Plan, against expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan. This indemnity shall not apply, however, if:

(i)
It is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or

(ii)
The individual fails to assist the Company in defending against any such claim.

(b)
Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit. Furthermore, the Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

Article VII
Amendment and Termination

7.1
Amendment and Termination. The Board may amend or terminate the Plan at any time by means of written action, except with respect to outstanding Purchase Rights. However, the preceding sentence shall not limit the ability of the Company to terminate the plan in accordance with Section 4.3 above.

7.2
Stockholder Approval. Within twelve (12) months after its adoption by the Board, the Stockholders must approve any amendment to the Plan that relates to:

(a)
The class of individuals eligible to participate; and

(b)
The aggregate number of shares to be granted under the Plan.

Article VIII
Miscellaneous Matters

8.1
Uniform Rights and Privileges. The rights and privileges of all Participants under the Plan shall be the same.

8.2
Application of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Purchase Rights may be used for any corporate purpose.

8.3
Notice of Disqualifying Disposition. A Participant must notify the Company if the Participant disposes of stock acquired pursuant to the Plan prior to the expiration of the holding period set forth in Code Section 423(a) through any means other than through the Plan Broker.

8.4
No Additional Rights.

(a)
Neither the adoption of this Plan nor the granting of any Purchase Right shall:

(i)
Affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or

(ii)
Confer upon any Participant the right to continue to be employed by the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any Participant at any time, with or without cause.

(b)
No Participant shall have any rights as a Shareholder with respect to any shares covered by a Purchase Right granted to the Participant until the Common Stock is actually issued to the Participant.

(c)
No adjustments will be made for cash dividends or other rights for which the record date is prior to the issuance of the Common Stock.

8.5
Governing Law.

(a)
The Plan and all actions taken under it shall be governed by and construed in accordance with the laws of the State of Delaware.

(b)
The provisions of this Plan shall be interpreted in a manner that is consistent with this Plan satisfying the requirements of Code Section 423.

VOTE BY INTERNET - www.proxyvote.com
DAVITA HEALTHCARE PARTNERS INC. 2000 16TH STREET DENVER, CO 80202

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E09762-P78969-Z67700	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DAVITA HEALTHCARE PARTNERS INC.

The Board of Directors recommends you vote FOR all nominees in Proposal 1:

1. Election of Directors

Nominees:	For	Against	Abstain

1a. Pamela M. Arway	☐	☐	☐	The Board of Directors recommends you vote FOR		For	Against	Abstain
Proposals 2 through 5.
1b. Charles G. Berg	☐	☐	☐	2. To ratify the appointment of KPMG LLP as our		☐	☐	☐
independent registered public accounting firm for
1c. Carol Anthony Davidson	☐	☐	☐	fiscal year 2016.

1d. Barbara J. Desoer	☐	☐	☐	3. To hold an advisory vote on executive compensation.		☐	☐	☐

1e. Paul J. Diaz	☐	☐	☐	4. To adopt and approve proposed amendments to our		☐	☐	☐
Amended and Restated Bylaws to adopt proxy access.
1f. Peter T. Grauer	☐	☐	☐
				5. To adopt and approve an amendment to increase the		☐	☐	☐
1g. John M. Nehra	☐	☐	☐	number of shares available under our Employee Stock
Purchase Plan by 7,500,000 shares.
1h. William L. Roper	☐	☐	☐
The Board of Directors recommends you vote AGAINST
1i. Kent J. Thiry	☐	☐	☐	Proposal 6.

1j. Roger J. Valine	☐	☐	☐	6. To consider and vote upon a stockholder proposal		☐	☐	☐
regarding action by written consent, if properly
presented at the Annual Meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E09763-P78969-Z67700

DAVITA HEALTHCARE PARTNERS INC.

PROXY

This Proxy is solicited on behalf of

the Board of Directors of DAVITA HEALTHCARE PARTNERS INC.

The undersigned hereby appoints Kent J. Thiry and Martha Ha, or either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution to vote all shares of the Common Stock, $0.001 par value per share, of DAVITA HEALTHCARE PARTNERS INC., which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of DAVITA HEALTHCARE PARTNERS INC., to be held at 5:30 p.m., Mountain Daylight Time, on June 20, 2016 at 2000 16th Street, Denver, Colorado 80202, and any and all adjournments thereof, on the proposals set forth on the reverse side of this Proxy.

Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

In their discretion, Kent J. Thiry and Martha Ha, or either of them, are authorized to vote upon such other matters as may properly come before the meeting. All Proxies to vote at said meeting or any adjournment heretofore given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement dated May 11, 2016 is hereby acknowledged.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side